As filed with the Securities and Exchange Commission on April 21, 2008

Registration No. 333-135803/811-21929

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.	( )
POST-EFFECTIVE AMENDMENT NO. 2	(X)
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940
Amendment No.9	(X)
(Check appropriate box or boxes)

WRL SERIES LIFE ACCOUNT G
(Exact Name of Registrant)

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
(Name of Depositor)
570 Carillon Parkway
St. Petersburg, FL 33716
(Address of Depositor's Principal Executive Offices) (Zip Code)
Depositor's Telephone Number, including Area Code:
(727) 299-1800

Arthur D. Woods, Esq.
Vice President and Senior Counsel
Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St. Petersburg, FL 33716
(Name and Address of Agent for Service)

Copy to:

Mary Jane Wilson-Bilik, Esq.
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box):

immediately upon filing pursuant to paragraph (b)
X on	May 1, 2008,pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
on	(date) , pursuant to paragraph (a)(1)

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

INFORMATION REQUIRED IN A PROSPECTUS

P R O S P E C T U S

May 1, 2008

WRL BENEFACTORSM

issued through

WRL Series Life Account G

by

Western Reserve Life Assurance Co. of Ohio

Administrative Office:

570 Carillon Parkway, St. Petersburg, Florida 33716

1-800-851-9777,

(727) 299-1800

Direct all payments by check, correspondence and

notices to the Mailing Address:

4333 Edgewood Road, N.E.

Cedar Rapids, Iowa 52499

An Individual Flexible Premium Variable Life Insurance Policy

               This prospectus describes the WRL Benefactor SM, a flexible premium variable life insurance policy (the “Policy”). You can allocate your Policy’s cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the WRL Series Life Account G, which invests through its subaccounts in portfolios of the Transamerica Series Trust (formerly AEGON/Transamerica Series Trust) – Initial Class.

The portfolios of the Series Trust available to you under the Policy are:

☐	Transamerica Balanced VP
☐	Transamerica Convertible Securities VP*
☐	Transamerica Equity VP*
☐	Transamerica Growth Opportunities VP*
☐	Transamerica Money Market VP
☐	Transamerica Small/Mid Cap Value VP*
☐	Transamerica U.S. Government Securities VP
☐	Transamerica Value Balanced VP*

* These portfolios are currently classified as Designated Subaccounts.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase the Policy or to take withdrawals from another policy you own to make premium payments under the Policy.

Prospectuses for the portfolios of the funds must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

An investment in the Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Policy Benefits/Risks Summary	1
Policy Benefits	1
The Policy in General	1
Death Benefit	2
No Lapse Guarantee	2
Cash Value	2
Transfers	2
Loans	2
Cash Withdrawals and Surrenders	2
Guaranteed Withdrawal Benefit	4
Tax Benefits	5
Policy Risks	5
Risk of an Increase in Current Fees and Expenses	5
Investment Risks	5
Risk of Lapse	5
Risks of Using Proceeds from Another Life Insurance Policy or Annuity Contract to Purchase this Policy	5
Tax Risks (Income Tax and MEC)	6
Loan Risks	6
Portfolio Risks	7
Fee Tables	7
Range of Expenses for the Portfolios	10
Western Reserve, the Separate Account, the Fixed Account and the Portfolios	10
Western Reserve	10
The Separate Account	10
Changes to the Separate Account	11
The Fixed Account	11
The Portfolios	12
Allocation Limitations	13
Selection of Underlying Portfolios	13
Addition, Deletion, or Substitution of Portfolios	14
Your Right to Vote Portfolio Shares	14
Charges and Deductions	14
Premium Expense Charge	15
Monthly Deductions	15
Recovery of Monthly Deductions	17
Mortality and Expense Risk Charge	17
Surrender Charge	17
Loan Interest Spread	18
Taxes	18
Rider Charge	19
Portfolio Expenses	19
Revenue We Receive	19
The Policy	20
Ownership Rights	20
Modifying the Policy	21
Purchasing a Policy	21
Tax Free "Section 1035" Exchanges	21
When Insurance Coverage Takes Effect	21
Backdating a Policy	22
Policy Changes After Age 100	22
Policy Features	22
Premiums	22
Premium Payments	22
Initial Premium	22
Premium Limitations	23
The Policy is not available in the State of New York.

i

Allocating Premiums	23
Premium Flexibility	24
No Lapse Guarantee	25
Transfers	25
General	25
Disruptive Trading and Market Timing	25
Fixed Account Transfers	29
Conversion Rights	29
Dollar Cost Averaging	29
Asset Rebalancing Program	30
Third Party Asset Allocation Services	31
Policy Values	31
Cash Value	31
Net Surrender Value	32
Subaccount Value	32
Subaccount Unit Value	32
Fixed Account Value	33
Death Benefit	33
Death Benefit Proceeds	33
Death Benefit	33
Guaranteed Minimum Death Benefit	34
Death Benefit After Age 100	35
Payment Options	35
Surrenders and Cash Withdrawals	35
Surrenders	35
Cash Withdrawals	35
Guaranteed Withdrawal Benefit	36
Canceling a Policy	38
Loans	39
General	39
Interest Rate Charged	40
Loan Reserve Account Interest Rate Credited	40
Effect of Policy Loans	40
Policy Lapse and Reinstatement	40
Lapse	40
Reinstatement	41
Federal Income Tax Considerations	41
Tax Status of the Policy	41
Tax Treatment of Policy Benefits	42
Other Policy Information	44
Payments We Make	44
Split Dollar Arrangements	45
Policy Termination	45
Supplemental Benefit (Rider)	46
Living Benefit Rider (an Accelerated Death Benefit)	46
Additional Information	46
Sale of the Policies	46
Legal Proceedings	48
Financial Statements	49
Performance Data	49
Rates of Return	49
Table of Contents of the Statement of Additional Information	50
Glossary	52
Illustrations	55
Appendix A	55
Prospectus Back Cover	59
Personalized Illustrations of Policy Benefits	59
Inquiries	59

ii

Policy Benefits/Risks Summary	WRL Benefactor SM

            This summary describes the Policy’s important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

•

The WRL Benefactor SM is an individual flexible premium variable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy’s cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

•

The Policy contains a benefit – Guaranteed Withdrawal Benefit – under which, if certain conditions are met, you will receive guaranteed withdrawal benefit payments without causing the Policy to lapse. The guarantee applies even if the cash value reaches zero or less.

•

You may purchase the Policy by withdrawing the cash value from other insurance products you own. Some of these transactions may be taxable, while others may qualify as a tax-free exchange under Section 1035 of the Internal Revenue Code ("1035 Exchange"). Before purchasing the Policy, you should consult a qualified tax advisor about the tax consequences of purchasing a Policy by withdrawing the cash value from other insurance products you own. There are risks associated with such exchanges, which are discussed below.

•

If all of your initial premium is from a 1035 Exchange of a life insurance policy with surrender charges greater than or equal to 3% or from an exchange of an annuity with surrender charges greater than or equal to 3% (each a “replacement transaction”), your Policy will be issued with a 5-year surrender charge schedule. Each additional premium will have its own 5-year surrender charge schedule from the date of the additional premium payment. If any portion of the initial premium is not from such a replacement transaction, then your Policy will be issued with a 6-year surrender charge schedule, and each additional premium payment will have its own 6-year surrender charge schedule from the date of the additional premium payment.

•

The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing the Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle. There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge.

•

Fixed Account. You may place money in the fixed account where it earns at least 2% annual interest. We may declare higher rates of interest, but are not obligated to do so. The fixed account is part of our general account.

•

Separate Account. You may direct the money in your Policy to any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus. Money you place in a subaccount is subject to investment risk and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

•

Once we deliver your Policy, the free-look period begins. You may return the Policy during this period and receive a refund. Depending on the laws of the state governing your Policy (usually the state where you live), we will either allocate your initial net premium(s) to the accounts you indicated on your application, or we will place your initial net premium(s) in the reallocation account until the reallocation date as shown on your Policy schedule page. If you purchase the Policy by using the proceeds from an existing life insurance policy and later you decide to cancel the Policy by exercising your free-look right, you may not be able to reinstate that previous life insurance policy. You run the risk that you may be left without any life insurance coverage and you may be required to pay taxes on the proceeds.

•

We anticipate that in most situations the Policy will be a Modified Endowment Contract ("MEC") under federal tax laws. If your Policy is treated as a MEC, you will be taxed on any investment gains included in the transaction when you take a withdrawal (including a payment under the Guaranteed Withdrawal Benefit) or a Policy loan, or you assign, pledge or surrender your Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of cash withdrawals (including a payment under the Guaranteed Withdrawal Benefit), surrenders, assignments, pledges and loans taken before you reach age 59 ½.

•

No Lapse Guarantee. The Policy has a no lapse guarantee in effect as long as the Guaranteed Minimum Death Benefit or Guaranteed Withdrawal Benefit Base is positive and as long as there is no loan on the Policy.

Death Benefit

•	If the insured dies while the Policy is in force, we will pay a death benefit to the beneficiary(ies), subject to applicable law and the forms of the Policy.
•	The death benefit is the greatest of:
>

the Guaranteed Minimum Death Benefit -- the return of a percentage of the initial premium reduced by any adjusted withdrawals(the percentage of initial premium varies by the issue age of the insured); or

> the Basic Death Benefit -- the limitation percentage, as shown on your Policy’s schedule page, multiplied by the cash value on the date of the primary insured’s death; or
>

the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code. We believe that this section requires the amount of the death benefit to be at least equal to an amount produced by multiplying the limitation percentage, as shown on your Policy's schedule page, by the Available Guaranteed Withdrawal Benefit Amount on the date of the primary insured's death once you are eligible to receive the Guaranteed Withdrawal Benefit. We will apply this Policy death benefit provision in accord with this interpretation unless and until the Internal Revenue Service or the courts provide contrary guidance on minimum death benefit issues. For a more detailed description, see the Guaranteed Withdrawal Benefit section.

We will reduce the death benefit proceeds by any outstanding loan amount, including accrued interest, and any due and unpaid charges. Moreover, withdrawals may have a significant impact on the Guaranteed Minimum Death Benefit.

•	Under current tax law, the death benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.

No Lapse Guarantee

•

If there is no loan outstanding, the Policy will not lapse (i.e., having your Policy terminate without value) until the net surrender value is zero, and the Guaranteed Withdrawal Benefit Base (the initial premium, minus the sum of all adjusted excess withdrawals, minus the sum of all adjusted loan withdrawals, plus the sum of all loan payments) is zero, and the Guaranteed Minimum Death Benefit is zero.

•

The no lapse guarantee is not in effect while a loan is outstanding, but it can be restored by repaying the loan if the Guaranteed Withdrawal Benefit Base is positive after repayment of the loan. If a loan reduces the net surrender value of the Policy to zero, the Policy will enter a grace period and may subsequently lapse unless you make a sufficient payment during the grace period.

Cash Value

•

The cash value is the sum of the Policy's value in the subaccounts and the fixed account and is the starting point for calculating important values under the Policy, such as net surrender value and the death benefit. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions, the surrender charge and/or any outstanding loan amount(s) and accrued loan interest, and the no lapse guarantee is not in effect.

Transfers

•

You can transfer cash value among the subaccounts and the fixed account. You currently may make transfers in writing to our mailing address, by telephone, by fax to our administrative office, or electronically through our website. We do not assess a transfer charge.

•	Dollar cost averaging and asset rebalancing programs are available.
•

Each Policy year, the Policy allows a cumulative transfer out of the fixed account of the greater of up to 25% of the amount in the fixed account, or the amount transferred out in the previous Policy year. Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we modify or stop this current practice, we will notify you at the time of your transfer.

•

Unless otherwise required by state law, we may restrict transfers into the fixed account if the fixed account value, excluding amounts in the loan reserve, after the transfer has been made would exceed $250,000. . This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.

•

We may impose restrictions on the transfer privilege. See the discussion of our policy with regard to market timing, including transfers, and the costs and risks to you that can result from programmed, large, frequent, or short-term transfers, in our Statement of Policy on Disruptive Trading and Market Timing.

•

We have classified certain portfolios of the Transamerica Series Trust as Designated Subaccounts, and you can allocate only a certain percentage of cash value to those Designated Subaccounts. The percentage is 35%, but may be changed for new Policies issued in the future. If your percentage of total cash value that is in Designated Subaccounts exceeds the 35% limit, we will rebalance it to 35% when you add premium, take a loan, repay a loan, make a withdrawal, or make a transfer. In such cases, we will simultaneously and automatically transfer funds from the Designated Subaccounts on a pro rata basis to the Transamerica Money Market subaccount to bring the Policy to the 35% limit. Such an automatic transfer to the Transamerica Money Market subaccount will not count as a transfer for the purpose of any restrictions or limits that may be imposed.

Loans

•

After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy up to 90% of the net surrender value. We may permit a loan before the first anniversary for Policies issued pursuant to 1035 Exchanges. The minimum loan amount is generally $500.

•

To secure the loan, we transfer an amount equal to your loan from your cash value to a loan reserve account. The loan reserve account is part of the fixed account. We will credit 2.00% interest annually on amounts in the loan reserve account.

•

Before attained age 100, we currently charge 6.00% interest annually, payable in arrears, on any outstanding loan amount. This charge is guaranteed not to exceed 6.00%. Interest not paid when due is added to the amount of the loan to be repaid.

•	After attained age 100, we will charge a preferred loan interest rate. We currently charge 2.00% interest on preferred loans. This charge is guaranteed not to exceed 2.25%.
•

A Policy loan (i) reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount, including accrued loan interest, (ii) reduces the Guaranteed Withdrawal Benefit Base by at least the amount of the loan plus any accrued loan interest, and (iii) may have a severe impact on the Available Guaranteed Withdrawal Benefit Amount. See the “Guaranteed Withdrawal Benefit” section.

•	The no lapse guarantee is not in effect while a loan is outstanding, but it can be restored if the loan is repaid.
•

Federal income taxes and a penalty tax may apply to any loans you take against the Policy. The federal tax consequence of loans with preferred rates is uncertain and there may be adverse tax consequences.

Cash Withdrawals and Surrenders

•

You may take a withdrawal of a portion of your cash value after the first Policy year. If you are not yet eligible for the Guaranteed Withdrawal Benefit (i.e., your eligibility starts on the later of when the primary insured reaches age 59 ½ or the first Policy anniversary) then, for Policy years two through five, the amount of the withdrawal must be:

	>	at least $500; but
	>	no more than 10% of the net surrender value; and
	>	no more than the net surrender value less $500.
•	After the fifth Policy year and until you are eligible for the Guaranteed Withdrawal Benefit, the amount of the withdrawal must be:
	>	at least $500; but
	>	no more than the net surrender value less $500.
•	Regardless of any of the limits above, after eligibility for the Guaranteed Withdrawal Benefit, the amount of the withdrawal must be:
	>	at least the lesser of $500 or the Available Guaranteed Withdrawal Benefit Amount; but
	>	no more than the greater of the net surrender value or the Available Guaranteed Withdrawal Benefit Amount.
•

A cash withdrawal will reduce the cash value by the amount of the withdrawal. The Guaranteed Minimum Death Benefit will be reduced by an adjusted withdrawal amount that may be larger than the withdrawal itself. Cash withdrawals may also reduce the Guaranteed Withdrawal Benefit Base.

•

You may fully surrender the Policy at any time before the insured’s death. Life insurance coverage and the Guaranteed Withdrawal Benefit will end. You will receive the net surrender value. The surrender charge may be significant. You may receive little or no net surrender value if you surrender your Policy in the early Policy years.

•

If all of your initial premium is from a 1035 Exchange of a life insurance policy with surrender charges greater than or equal to 3% or from an exchange of an annuity with surrender charges greater than or equal to 3% (each a replacement transaction), your Policy will be issued with a five-year surrender charge schedule (“5-year schedule”). Each additional premium payment will have its own 5-year schedule from the date of the additional premium payment.

•

If any portion of the initial premium is not from a replacement transaction, your Policy will be issued with a six- year surrender charge schedule (“6-year schedule”). Each additional premium payment will have its own 6-year schedule from the date of the additional premium payment.

•	The surrender charge percentage will be lower for Policies with a 5-year schedule than for Policies with a 6-year schedule. The surrender charge percentage may vary by state.
•	A cash withdrawal may also increase the risk that the no lapse guarantee will not remain in effect.
•	Federal income taxes and a penalty tax may apply to cash withdrawals and surrenders.

Guaranteed Withdrawal Benefit

We offer a Guaranteed Withdrawal Benefit (“GWB”) that allows you to elect to receive Guaranteed Withdrawal Benefit payments, if certain conditions are met. Under this benefit, we guarantee that you may withdraw up to 5% of the Guaranteed Withdrawal Benefit Base each Policy year through one or more withdrawals during the lifetime of the primary insured. The GWB for any Policy year will be made available and is withdrawable on a pro-rated monthly basis over each Policy year (“Available Guaranteed Withdrawal Benefit Amount”). You can begin taking these GWB withdrawals on the later of: (i) the Monthiversary after the primary insured reaches age 59 ½, or (ii) the first anniversary of the Policy date. Amounts not withdrawn in the month they are first withdrawable will accumulate and may be withdrawn as a GWB at any time throughout the rest of that Policy year, but not thereafter. Withdrawals taken under this benefit will not cause the Policy to lapse or result in a negative cash value, provided the no lapse guarantee is in effect. However, a withdrawal under the Guaranteed Withdrawal Benefit may cause a Policy to lapse if a policy loan exists, because the no lapse guarantee will not then be in effect.

Notwithstanding the Guaranteed Withdrawal Benefit limits, you can always withdraw a greater amount up to your withdrawal limit pursuant to your rights under the Policy (see "Surrenders and Cash Withdrawals"), but there are negative consequences to taking withdrawals in excess of those allowed under the GWB.

Please note:

•	Withdrawals under the GWB:
	•	will reduce your cash value;
	•	will reduce your Basic Death Benefit, your Guaranteed Minimum Death Benefit and other benefits;
	•	may be subject to income taxes; and
	•	may be limited or restricted under Policies purchased in connection with certain tax-qualified retirement plans.
•

Withdrawals that exceed the GWB amount that has been made available at any time in any Policy year, or that are taken before eligibility for GWB payments (i.e., before age 59 ½), will reduce the total Guaranteed Withdrawal Benefit Base and may result in a reduction to the Guaranteed Withdrawal Benefit Base that is greater than the amount of the excess withdrawal. The GWB may not be appropriate for you if you plan to take withdrawals that exceed the GWB amount because such excess withdrawals may significantly reduce or eliminate the value of the guarantees provided by the GWB and reduce and possibly eliminate the Guaranteed Minimum Death Benefit under the Policy.

•

Loans and loan interest accruals will reduce the Guaranteed Withdrawal Benefit Base by at least the amount of the loan plus any accrued loan interest, and could have a significant impact on the maximum annual withdrawal amount under the GWB.

•	You may continue to take withdrawals under the GWB even after your cash value is $0, but doing so will reduce and possibly eliminate your Guaranteed Minimum Death Benefit.
•

The GWB may not be appropriate for you if you are interested in maximizing the Policy’s potential for long-term accumulation rather than taking current withdrawals and ensuring a stream of income for life.

You should consult a tax advisor about the tax treatment and tax consequences of withdrawals under the GWB.

Tax Benefits

We intend the Policy to satisfy the definition of life insurance under the Internal Revenue Code so that the death benefit generally should be excludible from the taxable income of the beneficiary. If your policy is not a modified endowment contract (MEC), you should not be deemed in receipt of any taxable gains in cash value until withdrawals and surrenders exceed your tax basis in the policy or other distributions are made as described in the “Federal Income Tax Considerations” section of this prospectus. If your Policy is a MEC, you will be taxed on any gains included in cash value when you take a withdrawal or a policy loan, or assign, pledge or surrender the Policy. Transfers between the subaccounts are not taxable transactions.

Policy Risks

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Investment Risks

If you invest your Policy’s cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. In addition, we may deduct Policy fees and charges from your cash value, which can significantly reduce your cash value. During times of poor investment performance, this deduction will have an even greater impact on your cash value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, then we credit your fixed account value with a declared rate of interest. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2%.

Risk of Lapse

If your Policy fails to meet certain conditions, we will notify you that the Policy has entered a 61-day grace period and will lapse without value unless you make a sufficient payment during the grace period.

Your Policy contains a no lapse guarantee. Your Policy will not lapse, as long as the Guaranteed Minimum Death Benefit or the Guaranteed Withdrawal Benefit Base is positive and as long as there is no loan on the Policy. The no lapse guarantee will not be effective if you take out a loan, but can be restored if the loan is repaid.

You will lessen the risk of lapse of your Policy if you keep the no lapse guarantee in effect. Before you take a cash withdrawal or a loan, you should consider carefully the effect it will have on the no lapse guarantee.

A Policy lapse may have adverse tax consequences.

If your Policy lapses, we may allow you to reinstate the Policy within five years after it has lapsed, subject to underwriting.

Risks of Using Proceeds from Another Life Insurance Policy or Annuity Contract to Purchase this Policy

You should be aware that using the cash value of your current life insurance policy to pay for this policy may qualify as a tax-free exchange under Section 1035 of the Tax Code. You should expect to pay any applicable surrender charges on your current life insurance policy, and these charges will reduce the cash available to pay for this Policy. However, use of proceeds from your annuity contract to acquire this Policy, whether pursuant to an exchange of the annuity for this Policy or by a withdrawal of cash value from the annuity, will be taxable and will not qualify as a tax-free Section 1035 exchange; you will be required to pay any surrender charges and to pay income taxes on any gains you have in the proceeds received from the annuity to acquire this Policy.

In addition, if you exchange your current life insurance policy to purchase the WRL Benefactor, and you later decide to cancel this Policy during the free-look period, there is no guarantee that the insurance company that issued your current life insurance policy will permit you to reinstate that Policy. You may be left without any life insurance coverage and you may be required to pay taxes on the proceeds. You should carefully determine that WRL Benefactor is appropriate for you before using the proceeds from another life insurance policy to purchase this Policy.

Tax Risks (Income Tax and MEC)

We expect that the Policy will generally qualify as a life insurance contract under federal tax law, and that the death benefit paid to the beneficiary will generally not be subject to federal income tax. However, the Policy has certain features such as the Guaranteed Withdrawal Benefit, whose effect on such tax qualification requirements is not completely addressed in existing legal interpretations or guidance from the Internal Revenue Service and there is, therefore, some risk that the Policy might not be deemed a life insurance contract under federal tax law. If the Policy is not so treated, annual increases in the Policy’s cash value will be subject to federal income tax each year. We will interpret and administer the Policy provisions to try to maintain such qualification of the Policy as a life insurance contract for federal tax purposes.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. Even if the Policy is treated as a MEC under federal tax laws, the Policy still should be treated as a life insurance policy under those laws so that the death benefit generally should be excludible from the taxable income of the beneficiary. We anticipate that in most situations the Policy will be classified as a MEC because the premium paid will exceed the MEC seven pay limit. A MEC is a life insurance contract where premium paid at any time during the first seven Policy years, or during seven year periods following certain changes in Policy terms or benefits, exceeds premium limits calculated under the Internal Revenue Code (the “seven pay limit”). If a Policy is treated as a MEC, partial withdrawals, surrenders, assignments, pledges and loans will be taxable as ordinary income to the extent there are untaxed earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of cash withdrawals, surrenders, assignments, pledges and loans taken before you reach age 59 ½. If a Policy is not treated as a MEC, partial surrenders and withdrawals will not be subject to tax to the extent of your basis in the Policy. Amounts withdrawn in excess of your basis in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. Also, if your Policy is not a MEC, loans, assignments and pledges are not taxable when made, although they may be taxable on the lapse or surrender of the Policy. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

Loan Risks

A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan reserve account within the fixed account as collateral. We then credit a fixed interest rate of 2.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rates credited to the fixed account, the effect could be favorable or unfavorable.

            We also currently charge interest on Policy loans until age 100 at an annual rate of 6.00%, payable in arrears. This charge is guaranteed not to exceed 6.00%. After age 100, we currently charge interest at an annual rate of 2.00%, payable in arrears. This charge is guaranteed not to exceed 2.25%. Interest is added to the amount of the loan to be repaid.

The Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy on a tax free basis without allowing the Policy to lapse. The aim of this strategy may be to continue borrowing from the Policy on a tax-free basis until its cash value is just enough to pay off the Policy loans that have been taken out. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, this strategy will fail to achieve its goal if the Policy is a MEC or becomes a MEC after the periodic borrowing begins because the loan will be taxable to the extent of gain then in the Policy. Second, this strategy has not been ruled on by the Internal Revenue Service or the courts and it may be subject to challenge by the IRS, since it is possible that loans under the Policy will be treated as taxable distributions. Third, any borrowing may severely reduce your Guaranteed Withdrawal Benefit.

A Policy loan could make it more likely that a Policy would lapse. The no lapse guarantee is not in effect while a loan is outstanding, but can be restored if the loan is repaid and certain other conditions are met. There is also a risk that if the loan, insurance charges and unfavorable investment experience reduce your net surrender value, and the no lapse guarantee is no longer in effect, then the Policy will lapse. Assuming the Policy is not a MEC and that Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the lapse occurs. Anyone considering using the Policy as a source of tax-free income by taking out Policy loans should not acquire a MEC and should consult a qualified tax advisor about the tax risks inherent in such a strategy before purchasing the Policy.

If the Policy is not a MEC and lapses or is surrendered while a loan is outstanding, you will realize taxable income equal to the lesser of the untaxed gain in the Policy or the sum of the excess of the loan balance (including accrued interest) and any cash received on surrender over your basis in the Policy. If the Policy is a MEC or becomes a MEC within two years of taking a loan, the amount of the loan will be taxed as if it were a withdrawal from the Policy.

            If the Policy lapses or terminates due to volatility in the investment performance of the underlying portfolios or another reason, you may incur tax consequences at an unexpected time.

You should consult with your own qualified tax advisor to apply the law to your particular circumstances.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the Series Trust prospectuses for the portfolios for more information.

There is no assurance that any portfolio will achieve its stated investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth below. These charges may not be representative of the charges you will pay.

The first table describes the fees and expenses that you will pay when buying the Policy, paying premiums, or surrendering the Policy.

Transaction Fees
Charge*	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Premium Expense Charge:	Upon payment of each premium	0% of premium payments in first year, 3% thereafter	0% of premium payments in first year, 3% thereafter
Surrender Charge[2]	Upon full surrender of the Policy during the first 6 Policy years or during the first 6 years from the date of any additional premium payment	8% of premium	8% of premium
Living Benefit Rider (an Accelerated Death Benefit)	When rider is exercised	One year's interest at an interest rate that equals the greater of the current yield on 90-day Treasury bills, or the 6% Policy loan interest rate	One year's interest at an interest rate that equals the greater of the current yield on 90-day Treasury bills, or the 6% Policy loan interest rate[3]
Transfer Fee	No Charge	$0	$0

_________________________

1 we incur the expense of expedited delivery of your partial withdrawal or complete surrender payment, we currently assess the following additional charges: $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service. You can obtain further information about these charges by contacting our office.

The Company reserves the right at any time to change the current charge but never to exceed the guaranteed charge.

2 Under the 6-year schedule, the surrender charge declines to 0% over 6 years. A different surrender charge schedule will apply to initial premium payments for Policies purchased through certain replacement transactions. The surrender charge for such Policies declines from 6% of initial premium payment to 0% over 5 years. Each additional premium payment will have its own 5-year or 6-year surrender charge period, depending on the surrender charge schedule applicable to the initial premium for the Policy. The surrender charge may vary by state.

3 We do not assess an administrative charge for this rider; however, we do reduce the single-sum benefit by this discount factor to compensate us for lost income as a result of the early payment of the death benefit.

The table below describes the fees and expense that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Fixed Account Asset Based Charge	Monthly, on the Policy date and on each Monthiversary	4% annually of unloaned cash value of the fixed account	4% annually of unloaned cash value of the fixed account
Cost of Insurance[4] (without Extra Ratings)[5]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
• Maximum Charge[6]		$83.33 per $1,000 of net amount at risk per month[7]	$0 per $1,000 of net amount at risk per month[7]
• Minimum Charge		$0.09 per $1,000 of net amount at risk per month $0 per $1,000 of net amount at risk per month[7]
• Initial Charge for male insured, issue age 65, in the simplified issue non-tobacco use class		$3.71 per $1,000 of net amount at risk per month[7]	$0 per $1,000 of net amount at risk per month[7]
Mortality and Expense Risk Charge	Daily	Annual rate of 3.20% for all Policy years of average daily net assets of each subaccount in which you are invested	Annual rate of 3.20% for all Policy years of average daily net assets of each subaccount in which you are invested

For information concerning compensation paid for the sale of the Policy, see "Sale of the Policies."

_________________________

4 Cost of insurance charges are based on the insured’s issue age, gender, underwriting class, Policy duration, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. We currently do not assess a cost of insurance charge, but may do so in the future. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.

5 We may place an insured in a sub-standard underwriting class with extra ratings that reflect higher mortality risks and that result in a lower Basic Death Benefit. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates of up to $83.33 monthly per $1,000 of net amount at risk

6 This maximum charge is based on an insured with the following characteristics: male, age 70 at issue, simplified issue non-tobacco class and in the 30th Policy year. This maximum charge may also apply to insureds with other characteristics.

7 The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100	$15.00 per month	$0.00 per month
Loan Interest Spread [9]	On Policy anniversary or earlier, as applicable [10]	4.00% (effective annual rate)	4.00% (effective annual rate)

Range of Expenses for the Portfolios1

The next table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2007. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, and other expenses)	0.40%	0.89%

1 The portfolio expenses used to prepare this table were provided to Western Reserve by the funds. Western Reserve has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2007. Current or future expenses may be greater or less than those shown.

Western Reserve, the Separate Account, the Fixed Account and the Portfolios

Western Reserve

Western Reserve Life Assurance Co. of Ohio, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy.

The Separate Account

The separate account is a separate account of Western Reserve, established under Ohio law. We own the assets in the separate account, and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of the Series Fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

______________________________________________________________________________

9 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 6.00%, guaranteed not to exceed 6.00%) and the amount of interest we credit to your loan account (an effective annual rate of 2.0% guaranteed). On and after attained age 100, we will charge preferred loan interest rates that are lower. After attained age 100, all loans will be considered preferred loans. The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.

10 While a Policy is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured's death.

Changes to the Separate Account. As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

•	Remove, combine, or add subaccounts and make the combined or new subaccounts available for allocation of net premiums;
•	Combine the separate account or any subaccount(s) with one or more different separate account(s) or subaccount(s);
•	Close certain subaccounts to allocations of new net premiums by current or new policyowners;
•	Transfer assets of the separate account or any subaccount, which we determine to be associated with the class of policies to which the Policy belongs, to another separate account or subaccount;
•	Operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;
•	Establish additional separate accounts or subaccounts to invest in new portfolios of the Series Trust or other funds;
•	Manage the separate account at the direction of a committee;
•	Endorse the Policy, as permitted by law, to reflect changes to the separate account and subaccounts as may be required by applicable law;
•	Change the investment objective of a subaccount;
•	Substitute, add, or delete fund portfolios in which subaccounts currently invest net premiums, to include portfolios of newly designated funds;
•	Fund additional classes of variable life insurance policies through the separate account; and
•	Restrict or eliminate any voting privileges of owners or other persons who have voting privileges in connection with the operation of the separate account.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the laws.

We have classified the following portfolios of the Series Fund as Designated Subaccounts: Transamerica Convertible Securities; Transamerica Equity; Transamerica Growth Opportunities; Transamerica Small/Mid Cap Value; and Transamerica Value Balanced. Investment into the Designated Subaccounts will be limited so that these funds do not account for more than 35% of the cash value, where cash value includes both subaccount and fixed account value.

The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts.

We will not make any such changes to the separate account without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

The Fixed Account

The fixed account is part of Western Reserve's general account. We use general account assets to support our insurance and annuity obligations other than other than those funded by separate accounts. Subject to applicable law, Western Reserve has sole discretion over the investment of the fixed account's assets. Western Reserve bears the full investment risk for all amounts contributed to the fixed account. Western Reserve guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 2.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no formula for determining fixed account interest rates in excess of the guaranteed rate nor any duration for such rates.

Money you place in the fixed account will begin earning interest compounded daily at the current interest rate in effect at the time of your allocation. Unless otherwise required by state law, we may restrict your allocations and transfers to the fixed account if the fixed account value, excluding the loan reserve, following the allocation or transfer would exceed $250,000. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a current interest rate higher than the guaranteed rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period") unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 2.0% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 2.0%.

We deduct amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or the monthly deductions charges on a first in, first out basis ("FIFO") for the purpose of crediting interest.

The fixed account has not been registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.

The Portfolios

The separate account invests in shares of the portfolios of the Series Trust. Each portfolio is an investment division of the Series Fund, which is an open-end management investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any required approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Each portfolio's investment objective(s) and policies are summarized below. There is no assurance that any of the portfolios will achieve its stated objective(s). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

You can find more detailed information about the portfolios, including a description of risks, in the Series Fund prospectuses. You may obtain a free copy of the Series Fund prospectuses by contacting us at 1-800-851-9777 or visiting our website at www.westernreserve.com. You should read the Transamerica Series Trust prospectuses carefully.

Portfolio	Sub-Adviser or Adviser and Investment Objective
Transamerica Balanced VP (formerly, Transamerica Balanced)

Transamerica Investment Management, LLC

Seeks to achieve long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds, and cash or cash equivalents.

Transamerica Convertible Securities VP* (formerly, Transamerica Convertible Securities)	Transamerica Investment Management, LLC Seeks maximum total return through a combination of current income and capital appreciation.
Transamerica Equity VP* (formerly, Transamerica Equity)	Transamerica Investment Management, LLC Seeks to maximize long-term growth.

Portfolio	Sub-Adviser or Adviser and Investment Objective
Transamerica Money Market VP (formerly, Transamerica Money Market	Transamerica Investment Management, LLC Seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.
Transamerica Small/Mid Cap Value VP* (formerly, Transamerica Small/Mid Cap Value)	Transamerica Investment Management, LLC Seeks to maximize total return.
Transamerica U.S. Government Securities VP (formerly, Transamerica U.S. Government Securities)

Transamerica Investment Management, LLC

Seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

Transamerica Value Balanced VP* (formerly, Transamerica Value Balanced)	Transamerica Investment Management, LLC Seeks preservation of capital and competitive investment returns.

* These portfolios are currently classified as Designated Subaccounts. Investment into these Designated Subaccounts may be limited so that these Designated Subaccounts do not account for more than 35% of the cash value, where cash value includes both subaccount and fixed account value.

Transamerica Asset Management, Inc. (formerly, Transamerica Fund Advisors, Inc.) ("Transamerica Asset"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), serves as investment adviser to the Transamerica Series Trust and manages the Transamerica Series Trust in accordance with policies and guidelines established by the Transamerica Series Trust's Board of Trustees. For certain portfolios, Transamerica Asset has engaged investment sub-advisers to provide portfolio management services. Transamerica Asset and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Transamerica Series Trust prospectuses for more information regarding Transamerica Advisors and the investment sub-advisers.

Allocation Limitations

We have classified certain portfolios of the Transamerica Series Trust as Designated Subaccounts, and you can allocate only a certain percentage of cash value to those Designated Subaccounts. The percentage is 35%. If the percentage of your total cash value that is in Designated Subaccounts exceeds 35%, we will rebalance it to 35% when you add premium, take a loan, repay a loan, make a withdrawal, or make a transfer. The excess over the Designated Subaccount Percentage of 35% will be simultaneously and automatically allocated pro ratably from the Designated Subaccounts to the Transamerica Money Market subaccount.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by Western Reserve, and Western Reserve may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the Policies. (For additional information on these arrangements, see “Revenue We Receive.") We review the portfolios periodically and may remove a portfolio or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policyowners. We have included the Series Trust portfolios at least in part because they are managed by Transamerica Asset, our directly owned subsidiary.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund's prospectus, statement of additional information and annual and semi/annual reports. Other sources such as newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your Policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, as long as such action is required by law.

Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your voting instructions to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Therefore, because of proportional voting, a small number of policyowners may control the outcome of a vote. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide under the Policy:	•	the death benefit, cash and loan benefits;
	•	investment options, including premium allocations;
	•	administration of elective options; and
	•	the distribution of reports to owners.

Costs and expenses we incur:	•	costs associated with processing and underwriting applications;

	•	expenses of issuing and administering the Policy (including any Policy riders);
	•	overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and
	•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:	•	that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and
	•	that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Expense Charge

Before we allocate the net premium payments you make, we will deduct the Premium Expense Charge.

The premium expense charge is equal to:	•	0% of all premium payments in the first year and 3.0% of all premiums you pay thereafter.
•

Some or all of the premium expense charges we deduct are used to pay the aggregate Policy costs and expenses we incur, including distribution costs and/or state premium taxes. Although state premium tax rates imposed on us vary from state to state, the premium expense charge we deduct will not vary with the state of residence of the policyowner except for residents of Puerto Rico.

Monthly Deductions

We take monthly deductions from the cash value on the Policy date and on each Monthiversary. If you elect to choose the subaccounts from which we will deduct the monthly deductions (that is, make self-directed monthly deductions), we will withdraw from each selected account an amount equal to the monthly deductions multiplied by the selected percentage you elect to have deducted from that account. If you do not elect self-directed monthly deductions, or if any of the selected accounts would be reduced to zero by the deductions, then we will deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). You may change the election of self-directed monthly deductions by providing us with a request for such a change in a form satisfactory to us. The change in self-directed monthly deductions will be effective on the date we record the request for change. The fixed account asset based charge is deducted from the fixed account only, and we will continue to deduct this charge if the Policy is still in force on and following the primary insured's 100th birthday.

Because portions of the monthly deductions (such as cost of insurance and fixed account asset based charge) can vary monthly, the monthly deductions will also vary.

The monthly deductions are equal to:	•	the monthly Policy charge (if any) for the Policy; plus
	•	the monthly cost of insurance charge (if any) for the Policy; plus

•	the portion of the monthly deductions for benefits provided by riders attached to the Policy (if any) plus
•	the fixed account asset based charge for the Policy.

Monthly Policy Charge:

•	We currently do not charge this fee. We may increase this charge.
•	We guarantee this charge will never be more than $15.00 per month.
•	This charge is used to cover aggregate Policy expenses.

Cost of Insurance Charge:

•	We currently do not deduct this charge each month. If we assess this charge in the future, it will vary each month and will be determined as follows:

	1.	reduce the death benefit on the Monthiversary by the cash value on the Monthiversary;
	2.	multiply the net amount at risk provided under 1. (above) by the appropriate monthly cost of insurance rate.

Optional Insurance Rider:

•	The monthly deductions will include charges for any optional insurance benefits you add to your Policy by rider. There are currently no optional riders available under the Policy.

Fixed Account Asset Based Charge:

•

We deduct, in all Policy years, a monthly charge on each Monthiversary equal to an annual rate of 4.0% of the unloaned cash value of the fixed account. This charge is withdrawn from the cash value of the fixed account.

•

The rate of this charge (4%) exceeds the minimum guaranteed effective annual interest rate credited to the cash value in the fixed account (2%). Therefore, assessment of this charge will decrease your cash value in the fixed account if only the minimum guaranteed effective annual interest rate is credited to the unloaned portion of your cash value in the fixed account.

All monthly deductions, except for the fixed account asset based charge, are guaranteed to be reduced to zero on and after attained age 100.

While we do not currently assess a cost of insurance charge, we may assess a monthly cost of insurance charge in the future. To determine the monthly cost of insurance rates we refer to a schedule of current cost of insurance rates using the insured's issue age on the Policy date, gender, underwriting class, and the length of time from the Policy date. The factors that affect the net amount at risk include the investment performance of the portfolios in which you invest, payment of premiums, the fees and charges deducted under the Policy, as well as any Policy transactions (such as loans, partial withdrawals, transfers, and additional premium payments). The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. Monthly cost of insurance rates may be changed by us from time to time. The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables, (“1980 C.S.O. Tables”) and the insured's attained age, gender, and rate class. For non sub-standard rate classes, these guaranteed rates will never be greater than the rates in the relevant 1980 C.S.O. Tables.

The underwriting class of the insured will affect the cost of insurance rates. We use a standard method of underwriting in determining underwriting classes, which are based on the risk factors of the insured. We may also place insureds for fully underwritten policies into sub-standard classes with extra ratings, which reflect higher mortality risks and will result in higher cost of insurance rates.

We generally expect to issue Policies on a simplified issue basis; we will only issue with full underwriting Policies with initial premium above certain limits and Policies for primary insureds above a certain issue age. Basic death benefits, per dollar of cash value, for a Policy issued on a simplified issue basis will be lower than the Basic Death Benefit, per dollar of cash value, for a similar Policy issued on a standard basis with full underwriting. Cost of insurance rates, if any, charged for any Policies issued on a simplified or expedited basis may cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar policy that we offer using different underwriting criteria. The guaranteed cost of insurance for simplified issues is based on 200% of the 1980 C.S.O. Tables.

Recovery of Monthly Deductions

If the net surrender value on any Monthiversary is not sufficient to cover the monthly deductions due on such day, the cash value of the Policy may be negative. This may occur while the Policy is being supported by the no lapse guarantee or during the grace period. We will accrue any such negative values without any accumulation of interest and require repayment by the owner out of future premiums. If the primary insured dies before the owner pays the amount due, we will subtract the amount required to provide insurance to the date the primary insured died from any death benefit proceeds.

Mortality and Expense Risk Charge

We deduct a daily charge from your Policy’s cash value in each subaccount that, together with other fees and charges, compensates us for services rendered, the expenses expected to be incurred and the risks assumed. This charge is equal to:

•	your Policy's cash value in each subaccount; multiplied by
•	the daily pro rata portion of the annual mortality and expense risk charge rate of up to 3.20%.

The annual rate for the mortality and expense risk charge is equal to 3.20% of the average daily net assets of each subaccount. If this charge, combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss. Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges.

Surrender Charge

If you surrender your Policy completely during the first 5 or 6 years (or during the 5-or 6-year period following an additional premium payment), we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amount) to you.

The surrender charge is a percentage of the initial premium paid for your Policy and of each additional premium payment. The surrender charge that will apply on a full surrender of the Policy is the total of the surrender charge calculated for the initial premium and the surrender charges calculated for each additional premium payment.

If all of your initial premium is from a 1035 Exchange of a life insurance policy with remaining surrender charges greater than or equal to 3% or from an exchange of an annuity with remaining surrender charges greater than or equal to 3% (each a "replacement transaction"), your Policy will be issued with a 5-year surrender charge schedule. Each additional premium payment will have its own 5-year surrender charge schedule from the date of the additional premium payment. If any portion of the initial premium is not from such a replacement transaction, then your Policy will be issued with a 6-year surrender charge schedule, and each additional premium payment will have its own 6-year surrender charge schedule from the date of the additional premium payment.

There is no surrender charge if you wait until the end of the 5th or 6th Policy anniversary to surrender your Policy, and you have not paid any additional premium payments within the past 5 or 6 Policy years. The payment you receive is called the net surrender value. The formula we use is in compliance with state laws.

The surrender charge may be significant. You should evaluate this charge carefully before you consider a surrender. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years. This will depend on a number of factors, but is more likely if:

•	you take withdrawals or loans that cause the no lapse guarantee to fall out of effect; and/or
•	investment performance is low.

In addition, surrender charges that apply for 5 or 6 years after any additional premium payment will likely significantly reduce your net surrender value.

The surrender charge for each premium payment is calculated as:	•	the initial premium payment and each additional premium payment; multiplied by
	•	the surrender charge percentage.

The surrender charge percentage is calculated separately for the initial premium payment and for each additional premium payment. The surrender charge percentage varies by the number of years since the Policy date or date of additional premium payment. In no event are the surrender charge percentages any greater than those shown on the table below. We always determine the surrender charge percentage from the Policy date or date of additional premium payment to the surrender date, regardless of whether there were any prior lapses and reinstatements.

Surrender Charge Percentages* (by duration from date of premium payment)
	At Issue	1	2	3	4	5	6+
6-Year Surrender Charge	8.0%	7.0%	5.0%	4.0%	3.0%	2.0%	0.0%

5-Year Surrender Charge	6.0%	5.0%	3.0%	2.0%	1.0%	0.0%	0.0%

* The surrender charge percentage on any date other than a Policy anniversary or anniversary of an additional premium payment will be determined proportionately using the percentage at the end of the year prior to surrender and the percentage at the end of the year of surrender.

The surrender charge	=	(a x b) where: (a) is the surrender charge percentage (varies by duration from premium payment in order to comply with state non-forfeiture law), and (b) is the initial premium or additional premium.

The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including registered representative sales commissions and printing and advertising costs, as well as aggregate Policy expenses.

Loan Interest Spread

We currently charge you an effective annual interest rate on a Policy loan of 6.00% (6.00% maximum guaranteed) on each Policy anniversary. We will also credit the amount in the loan reserve with an effective annual interest rate of 2.0%. After offsetting the 2.0% interest we credit, the net cost of loans currently is 4.00% annually (4.00% maximum guaranteed). After attained age 100, all loans, new and existing, are considered preferred loans and we will apply the preferred loan rates charged at that time. The current preferred loan effective annual interest rate charged is 2.00% and is guaranteed not to exceed 2.25%. After offsetting the 2% interest we credit, the net cost of preferred loans currently is 0% annually (0.25% maximum guaranteed).

Taxes

We currently do not make any deductions for taxes from the separate account. We may do so in the future to the extent that such taxes are imposed by federal or state agencies.

Rider Charge

•

Living Benefit Rider. We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income as a result of early payment of the death benefit. At the time that the single sum benefit is elected, we deduct one year's interest at an interest rate that equals the greater of the current yield on 90-day Treasury bills or the 6% Policy loan interest rate.

Portfolio Expenses

The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares. Some portfolios may also deduct 12b-1 fees from portfolio assets.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates thereof, in consideration of certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

•

Rule 12b-1 Fees. Our affiliate, Transamerica Capital, Inc. (“TCI”), serves as the principal underwriter for the Policies. TCI receives some or all of the 12b-1 fees from the funds. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.25% of the average daily assets of the certain portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

•

Administrative, Marketing and Support Service Fees (“Service Fees”). The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser receives from the advisory fee deducted from portfolio assets. Policyowners through their indirect investment in the portfolios, bear the costs of these advisory fees (see the prospectuses for the funds for more information). The amount of this compensation is based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Western Reserve and TCI
Fund	Maximum Fee % of assets*
Transamerica Series Trust **	--

*

Payments are based on a percentage of the average assets of each fund portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us. We may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we provide.

**         Because the Transamerica Series Trust is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the Transamerica Series Trust portfolios, in terms of our and our affiliates’ overall profitability. During 2007 we received $42.5 million from Transamerica Asset.

•

Other payments. We and our affiliates, including TCI, InterSecurities, Inc. (“ISI”), and World Group Securities (“WGS”), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued or managed by us and our affiliates. These payments may be profits derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fees deducted from portfolio assets. Policyowners, through their indirect investment in the portfolios bear the costs of these advisory fees (see the prospectuses for the funds for more information). Certain advisers and sub-advisers of the underlying portfolios (or their affiliates) (1) may pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences that are attended by TCI’s wholesalers; (2) may provide our affiliates and/or selling firms with wholesaling services to assist us in the distribution of the Policy; and (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to cooperate with their promotional efforts. The amounts may be significant and provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.

For the calendar year ended December 31, 2007, TCI (and its predecessor, AFSG Securities Corporation (“AFSG”) received revenue sharing payments ranging from $2,500 to $49,350 (for a total of $381,768) from the following fund managers and/or sub-advisers to participate in TCI’s events: T. Rowe Price Associates, Inc.; American Century Investment Management; MFS Investment Management; Transamerica Investment Management, LLC; Pacific Investment Management Company LLC; Jennison Associates; Lehman Brothers/Neuberger Berman; Legg Mason; Alliance Bernstein; Federated Funds; Fidelity Funds; ING Clarion; Merrill Lynch; AMVESCAP; BlackRock; Columbia Management LLC; JPMorgan Investment Management, Inc.; Oppenheimer Funds; and SunTrust.

Please note some of the aforementioned managers and/or sub-advisers may not be associated with underlying fund portfolios currently available in this product.

Proceeds from certain of these payments by the funds, the advisers, the sub-advisers and/or their affiliates may be profits to us and may be used for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing and administering the Policies; and (ii) that we incur, in our role as intermediary, in promoting, marketing and administering the fund portfolios.

For further details about the compensation payments we make in connection with the sale of the Policies, see "Sale of the Policies" in this prospectus.

The Policy

Depending on the state of issue, your Policy may be an individual Policy or a certificate issued under a group Policy. The Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution. There may be differences between the Policy issued and the general Policy description contained in this prospectus because of requirements of the state where your Policy is issued. Some of the state specific differences are included in the prospectus, but this prospectus does not include references to all state specific differences. All state specific Policy features will be described in your Policy.

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The principal rights an owner may exercise are:

•	to designate or change beneficiaries before the death of the insured;

•	to receive amounts payable before the death of the insured;
•	to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment); and
•	to change the owner of the Policy.

No designation or change in designation of an owner will take effect unless we receive written request thereof. When received, the request will take effect as of the date we receive it, subject to payment or other action taken by us before it was received.

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary. No registered representative may bind us by making any promise not contained in the Policy.

Upon notice to you, we may amend the Policy:

•	to make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or
•	to assure qualification of the Policy as a life insurance contract under the Internal Revenue Code or to meet applicable requirements of federal or state laws relating to variable life policies; or
•	to reflect a change in the operation of the separate account; or
•	to provide additional subaccounts and/or fixed account options.

We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

Purchasing a Policy

To purchase a Policy, you must submit a completed application and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG, the principal underwriter for the Policy, and us. A minimum initial premium of $25,000 is required.

There may be delays in our receipt and processing of applications and premium payments that are outside of our control – for example, because of the failure of a selling broker-dealer or registered representative to promptly forward the application to us at our mailing address, or because of delays in determining whether the Policy is suitable for you. Any such delays will affect when your Policy can be issued.

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the insured is under the age of 25 or over the age of 85; the maximum issue age for a Policy issued on a simplified underwriting basis is 70. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

•	the date of your application; or
•	the date the insured completes all of the medical tests and examinations that we require.

Tax-Free "Section 1035" Exchanges

You can generally exchange one life insurance policy for another covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy the Policy through an exchange or otherwise). You should consult with a qualified tax advisor before making an exchange.

When Insurance Coverage Takes Effect

Insurance coverage under your Policy will take effect only if all of the following conditions have been met: (1) the Company has received your full initial premium and issued your Policy; (2) during the lifetime of every proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

Backdating a Policy

If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, will amend your application.

Your premiums, however, will be credited on the date the Policy is issued, not the backdated Policy date.

Cost of insurance charges, if there are any, are based in part on the age of the insured on the Policy date or on the date of a requested increase in specified amount. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including any cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deductions in the future may be lower than what would have been charged had we not backdated the Policy, you may be paying for insurance during a period when the Policy was not in force.

Policy Changes After Age 100

If the Policy is still in force on the Policy anniversary on or following the insured’s 100th birthday, the Policy will continue, with the following changes, unless state law otherwise requires:

•	We will no longer accept any further premium payments;
•	We will no longer deduct the monthly deductions (other than the monthly fixed account asset based charge, if any);
•	We will continue to deduct the mortality and expense risk charge;
•	Interest will continue to accrue on any Policy loans, as before, and all loans, new and existing, are considered preferred loans;
•	We will continue to accept Policy loan repayments and loan interest payments; and
•	We will continue to permit Policy loans and withdrawals to be made.

Policy Features

Premiums

Premium Payments

We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will deduct certain charges from your premium payments. If you do not purchase your Policy through a tax-free exchange under Section 1035 of the Code, we will accept premium payments by check or wire transfer.

If you wish to make payments by wire transfer, you should contact our administrative office at 1-800-851-9777 for instructions on wiring federal funds to us.

We will accept part or all of your initial premium in an exchange of one or more life insurance contracts that you own. Some of these exchanges may qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code ("1035 Exchange"); some may not qualify for a 1035 Exchange. If you plan to exchange another life insurance contract for this Policy, you should consult a competent tax advisor regarding the qualification of the exchange as a tax-free exchange under Section 1035 and to learn of any negative tax consequences for you of such a transaction.

Initial Premium

We will treat as “initial premium” all premium payments we receive during the period between contingent underwriting approval and the date the Policy is issued. We call this the “underwriting period.” The period will last no longer than 66 days.

You will receive insurance coverage under this Policy only after we have completed any required underwriting, received the initial premium specified on the Policy application in good order, and issued your Policy. We will issue the Policy as soon as the underwriting and premium requirements are met. Any premium payments we receive before we issue your Policy will be held in a non-interest bearing suspense account. On the date your Policy is issued as applied for (the “Policy date”), the entire amount in the non-interest bearing suspense account will be allocated as follows: (i) to the subaccounts and/or the fixed account as you specified in your application, if your state does not require a full refund of initial premium; or (ii) to the reallocation account (see below), if your state requires us to return your initial premium in the event you exercise your free-look right.

We apply the following guidelines when issuing a Policy:

•

If the total premium we have received at the end of the underwriting period is less than $25,000, your application will be rejected and all payments we have received will be returned to you. We will reject your application as not in good order.

•

If you submitted a simplified underwriting application and the total premium we have received at the end of the 66-day underwriting period is $25,000 or more, but less than the amount of initial premium you specified on the Policy application, then we will return to you all payments we have received unless we receive other instructions from you in writing. You may instruct us to issue the Policy at a death benefit that reflects the amount received.

•

If you originally submitted a full underwriting application and the total premium we receive is too little for a fully underwritten Policy, then your application will be rejected and all payments we have received will be returned to you. If the total premium we receive is enough for full underwriting but less than the amount of initial premium you specified on the Policy application, then we will return to you all payments we have received unless we receive other instructions from you in writing. You may instruct us to issue the Policy at a death benefit that reflects the amount received.

•

If the total premium we receive at any point during the 66-day underwriting period exceeds the amount of initial premium you specified in the Policy application, we will either (i) apply the excess amount as initial premium to the Policy we issue, provided that you can provide us with the additional evidence of insurability that we may require, or (ii) issue the Policy on the basis of the premium you specified on the application and return the excess amount to you.

•    If you submitted a simplified underwriting application and the total premium we receive exceeds our simplified underwriting limits, we may require that you complete a full underwriting review that may extend the underwriting period beyond the 66 days currently anticipated. (See "Charges and Deductions—Monthly Deductions.")

Premium Limitations

The initial premium must be at least $25,000. Additional premium must be at least $25,000, unless the premium is needed to prevent the Policy from lapsing. We will return premiums less than $25,000, unless a smaller amount is required to prevent a lapse. In addition, we reserve the right to refund an additional premium or require evidence of insurability if the premium would increase the death benefit by more than the amount of the premium. We will notify you when a payment will cause the Policy to become a modified endowment contract.

Allocating Premiums

You must instruct us on how to allocate your net premium among the subaccounts and the fixed account. The fixed account may not be available in all states to direct or transfer money into. You must follow these guidelines:

•	allocation percentages must be in whole numbers;
•

if you select dollar cost averaging, we may require you to have a minimum of $5,000 in each subaccount from which we will make transfers and you may be required to transfer at least a total of $100 monthly;

•	if you select asset rebalancing, the cash value of your Policy must be at least $5,000;

•

unless otherwise required by state law, we may restrict your allocations to the fixed account if the fixed account value, excluding amounts in the loan reserve, following the allocation would exceed $250,000; and

•	allocations to the Designated Subaccounts may be subject to the Designated Subaccount Percentage.

You may change the allocation instructions for additional premium payments at any time by writing us at our mailing address, or calling us at our administrative office at 1-800-851-9777, Monday – Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern time. The change will be effective as of the valuation date on which we receive the change at our mailing address or our administrative office. Upon instructions from you, the registered representative of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received at our mailing address, or at the address on your billing coupon (for payments made by check) or at our administrative office (for payments made by wire transfer and through electronic credit and debit transactions), before the NYSE closes are processed using the unit value determined at the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern time). If we receive a premium payment after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. You bear the investment risk for amounts you allocate to the subaccounts.

You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Reallocation Account. If your state requires us to return your initial premium in the event you exercise your free-look right (see "Canceling a Policy "), then, on the Policy date, we will allocate the initial net premium to the reallocation account (or as otherwise mandated by state law) as shown on your Policy schedule page. While held in the reallocation account, net premium(s) will be credited with interest at the current fixed account rate and reduced by any monthly deductions due. The net premiums will remain in the reallocation account until the reallocation date. For states requiring a full refund of initial premium, the reallocation date is the Policy date, plus the number of days in your state's free-look period, plus five days. In all other states, the reallocation date is the Policy date. Please contact your registered representative for details concerning the free-look period for your state.

On the first valuation date on or after the reallocation date, we will reallocate all cash value from the reallocation account to the fixed account and the subaccounts you selected on the application. If you requested dollar cost averaging, on the reallocation date we will reallocate the cash value either to the fixed account or the WRL Transamerica Money Market subaccount (depending on which account you selected on your application).

For states that do not require a full refund of the initial premium, the reallocation date is the same as the Policy date. On the Policy date, we will allocate your initial net premium, minus monthly deductions, to the fixed account and the subaccounts in accordance with the instructions you gave us on your application.

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. However, only the initial premium will be considered in determining the Guaranteed Minimum Death Benefit and the Guaranteed Withdrawal Benefit. Before we issue the Policy to you, we will require you to pay the initial premium. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount of at least $25,000. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. These required premiums may be less than $25,000. Please be sure to notify us or your agent/registered representative of any address changes so that we may send any premium notices to your current address on record.

Note: Before you pay any additional premiums into the Policy, you should know that any premium you pay after the initial premium will not increase the Guaranteed Withdrawal Benefit Base or the Guaranteed Minimum Death Benefit. Additional premiums will increase the Basic Death Benefit. Before making subsequent premium payments, you should consider that the fees and expenses you pay under the Policy will be based on total premiums paid, while the amount of your GWB payments and GMDB will be based only on the initial premium and will not reflect any subsequent premium payments.

No Lapse Guarantee

The Policy includes a no lapse guarantee. If there is no loan outstanding, the no lapse guarantee will be in effect and the Policy will not enter the grace period as long as either the Guaranteed Withdrawal Benefit Base or the Guaranteed Minimum Death Benefit is positive.

The no lapse guarantee is not in effect while a loan is outstanding, but can be restored by repaying the loan, provided that the Guaranteed Withdrawal Benefit Base is positive after you repay the loan. If a loan causes the net surrender value of the Policy to reach zero, the Policy will enter a grace period and may subsequently lapse.

Transfers

General

You or your registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. You will be bound by any transfers made by your registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our mailing address. We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:

•

Each Policy year, the Policy allows a cumulative transfer out of the fixed account of the greater of up to 25% of the amount in the fixed account, or the amount transferred out in the previous Policy year. Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we modify or stop this current practice, we will notify you at the time of your transfer.

•

Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value, excluding amounts in the loan reserve, following the transfer would exceed $250,000. This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.

•

We have classified certain portfolios of the Series Trust as Designated Subaccounts, and you can allocate only a certain percentage of cash value to those Designated Subaccounts. The percentage is 35%, but may be changed for new Policies issued in the future. If your percentage of total cash value that is in Designated Subaccounts exceeds the 35% limit, we will rebalance it to 35% when you add premium, take a loan, repay a loan, make a withdrawal, or make a transfer. In such cases, we will simultaneously and automatically transfer funds on a pro rata basis from the Designated Subaccounts to the WRL Transamerica Money Market VP subaccount to bring the Policy to the 35% limit. Such an automatic transfer to the WRL Transamerica Money Market VP subaccount will not count as a transfer for the purpose of any restrictions or limits that may be imposed.

•

You currently may request transfers in writing to our mailing address (in a form we accept), by fax or by telephone to our administrative address or electronically through our website (www.westernreserve.com).

•	There is no minimum amount that must be transferred.
•	There is no minimum amount that must remain in a subaccount after a transfer.
•	We consider all transfers made in any one day to be a single transfer.
•	We do not assess a charge for making transfers.

We will process any transfer order that is received in writing at our mailing address or by fax or by telephone at our administrative office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

Disruptive Trading and Market Timing

Statement of Policy. This variable insurance Policy was not designed for the use of market timers or frequent or disruptive traders. Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policyowners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1)        dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:
(a)	impeding a portfolio manager’s ability to sustain an investment objective;
(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or
(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3)	increased brokerage and administrative expenses.

These costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive harmful trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policyowners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by standard United States Postal Service First Class mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;
•

expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a defensive transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a defensive transfer restriction). As noted above, we do not impose a defensive transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to deter or detect market timing or disruptive trading by such policyowners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders which we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate; (1) to better detect and deter harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally; (2) to comply with state or federal regulatory requirements; or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policyowners should be aware that we may not have the contractual ability or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policyowners and other persons who have material rights under our variable insurance products should assume that the protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund’s portfolios. In addition, we are obligated to execute instructions from the funds that may require us to restrict or prohibit your investment in a specific portfolio if the fund identifies you as violating the frequent trading policies that the fund has established for that portfolio.

If we receive a premium payment from you that you allocate into a fund that has directed us to restrict or prohibit your trades into the fund, then we will request new allocation instructions from you. If we receive from you a transfer request into a fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

Omnibus Order. Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Telephone Privileges. Telephone transfer privileges will automatically apply to your Policy unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at our administrative office at 1-800-851-9777, Monday – Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern time, or fax your instructions to our interfund fax number – 1-727-299-1648 (for all other fax requests, please use 1-727-299-1620).

Please note the following regarding telephone, Internet or fax transfers:

•	We will employ reasonable procedures to confirm that instructions are genuine.
•	If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
•

Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

•	We may also require that you send us the telephone, Internet or fax transfer order in writing.
•	If you do not want the ability to make telephone or Internet transfers, you should notify us in writing at our mailing address.
•	We will not be responsible for same-day processing of transfers if faxed to a number other than 1-727-299-1648 or 1-727-299-1620.
•

We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order at our mailing address. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

Similarly, online transactions processed via the Internet may not always be possible. Telephone and computer systems, whether yours, your Internet service provider's, your registered representative's or Western Reserve's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing. You should protect your personal identification number (PIN) because self-service options will be available to your registered representative of record and to anyone who provides your PIN. We will not be able to verify that the person using your PIN and providing instructions online is you or one authorized by you.

Fixed Account Transfers

Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we change this, we will notify you. This current restriction does not apply if you have selected dollar cost averaging.

We reserve the right to limit the maximum amount you may transfer from the fixed account to the greater of:

>	25% of the amount in the fixed account; or
>	the amount you transferred from the fixed account in the immediately preceding Policy year.

We will make the transfer at the end of the valuation date on which we receive the request at our mailing address. We reserve the right to require that you make the transfer request in writing and that we receive the written transfer request no later than 30 days after a Policy anniversary. Transfers from the fixed account are not available through the Internet. Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value, excluding amounts in the loan reserve account, following the transfer would exceed $250,000.

Except when used to pay premiums, we may also defer payment of any amounts from the fixed account for no longer than six months after we receive such written notice.

Conversion Rights

At any time within 24 months of your Policy date, you may transfer all of your subaccount values to the fixed account. You must make your request in writing to our mailing address.

Dollar Cost Averaging

Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

Under dollar cost averaging, we automatically transfer a set dollar amount from the WRL Transamerica Money Market subaccount or the fixed account to a subaccount that you choose. We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the reallocation date. We will make the first transfer in the month after we receive your request at our mailing address, provided that we receive the form by the 25th day of the month.

To start dollar cost averaging:	•	You must submit to us at our mailing address a completed form signed by the owner requesting dollar cost averaging;
	•	You may be required to have at least $5,000 in each account from which we will make transfers;
	•	Your total transfers each month under dollar cost averaging may be limited to a minimum of $100;
	•	Each month, you may not transfer more than one-tenth of the amount that was in your fixed account at the beginning of dollar cost averaging: and

•	Any transfer may be subject to the limitations on Designated Subaccounts.

You may request dollar cost averaging at any time. There is no charge for dollar cost averaging.

Dollar cost averaging will terminate if:	•	We receive at our mailing address a request to discontinue your participation from you, your registered representative or your agent of record;
	•	The value in the accounts from which we make the transfers is depleted;
	•	You elect to participate in the asset rebalancing program; or
	•	You elect to participate in any asset allocation services provided by a third party.

We may modify, suspend, or discontinue dollar cost averaging at any time.

Asset Rebalancing Program

We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Asset rebalancing is not available with the fixed account. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.

You may elect asset rebalancing to occur on a monthly, quarterly, semi-annual or annual basis. Once we receive the asset rebalancing request form at our mailing address, we will change your premium allocation instructions to match your asset rebalancing instructions, and we will implement the asset rebalancing program on the date you indicated. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	•	You must submit to us at our mailing address a completed asset rebalancing request form signed by the owner;
	•	You may be required to have a minimum cash value of $5,000; and
	•	Any transfer may be subject to the limitations on Designated Subaccounts.

There is no charge for the asset rebalancing program.

Asset rebalancing will cease if:	•	you elect to participate in the dollar cost averaging program;
	•	we receive at our mailing address a request to discontinue participation from you, your registered representative or your agent of record;
	•	you make any transfer to or from any subaccount other than under a scheduled rebalancing; or
	•	you elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time, but we restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Third Party Asset Allocation Services

We do not offer any asset allocation programs or any investment models for use with your life insurance policy. You may authorize and engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Policies. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you is not acting on our behalf, but rather is acting on your behalf. We do not offer advice about how to allocate your cash value under any circumstance. We are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf.

Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Policy. We are not a party to the agreement you have with your investment advisor. You will, however, receive confirmations of transactions that affect your Policy. Note: If you make withdrawals of cash value to pay advisory fees, then taxes may apply to any such withdrawals and tax penalties may be assessed on withdrawals made before you attain age 59-1/2.

If your investment advisor has also acted as your insurance agent with respect to the sale of your Policy, he or she may be receiving compensation for services provided both as an insurance agent and investment advisor. Alternatively, the investment advisor may compensate the insurance agent from whom you purchased your Policy for the referral that led you to enter into your investment advisory relationship with the investment advisor. If you are interested in the details about the compensation that your investment advisor and/or your insurance agent receive in connection with your Policy, you should ask them for more details.

We, or an affiliate of ours, will process the financial transactions placed by your registered insurance agents or investment advisors. We reserve the right to discontinue doing so at any time and for any reason. We may require insurance agents or investment advisors, who are authorized by multiple policyowners to make financial transactions, to enter into an administrative agreement with Western Reserve as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the insurance agent’s or investment advisor’s ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular portfolio or type of portfolio, or are intended to comply with specific restrictions or limitations imposed by a portfolio(s) of Western Reserve.

Please note: Policies managed by your insurance agent also are subject to the restrictions on transfers between investment options that are discussed in the section entitled “Transfers – Disruptive Trading and Market Timing.” Because transfer activity under contracts managed by an insurance agent or third party investment adviser may result in unfavorable consequences to all policyowners invested in the affected options, we reserve the right to limit the investment options available to a particular owner whose policy is managed by the advisor or to impose other transfer restrictions we deem necessary. In addition, Western Reserve may enter into administrative agreements with insurance agents or investment advisors that impose limits on their ability to request financial transactions on behalf of one or more policyowners, and that also may limit the available investment options, require advance notice of large transactions, or impose other trading limitations on your insurance agent. You and your insurance agent will be informed of all such restrictions on an ongoing basis. Limitations that we may impose on your insurance agent or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an owner on their own behalf, except as otherwise described in this prospectus.

Policy Values

Cash Value

•

Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans);

•	serves as the starting point for calculating values under a Policy;

•	equals the sum of all values in each subaccount and the fixed account, including any amounts held in the loan reserve account (part of the fixed account) to secure any outstanding Policy loan;

•	is determined on the Policy date and on each valuation date; and
•	has no guaranteed minimum amount and may be more or less than premiums paid.

Net Surrender Value

The net surrender value is the amount we pay when you surrender your Policy while it is in force. We determine the net surrender value at the end of the valuation period when we receive your written surrender request at our mailing address.

Net surrender value on any valuation date equals:	•	the cash value as of such date; minus
	•	any outstanding Policy loan amount; minus
	•	any accrued Policy loan interest; minus
	•	any surrender charge.

Subaccount Value

Each subaccount's value is the cash value in that subaccount. At the end of any valuation period, the subaccount's value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

The number of units in any subaccount on any valuation date equals:	•	the initial units purchased at unit value on the later of the Policy date, or the reallocation date, if different; plus
	•	units purchased with additional net premium(s); plus
	•	units purchased through transfers from another subaccount or the fixed account; minus
	•	units redeemed to pay for monthly deductions, if any; minus
	•	units redeemed to pay for cash withdrawals; minus
	•	units redeemed as part of a transfer to another subaccount, the loan reserve account or the fixed account.

Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium allocation, transfer request or cash withdrawal request is received ;(i) at our mailing address (for written requests and payments by check); (ii) at our administrative office (for requests by fax or by telephone, or for payments made through electronic credit and debit transactions); or (iii) electronically through our website.

Subaccount Unit Value

The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value at the inception of each class of units of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

The unit value of any subaccount at the end of a valuation period is calculated as:	•

the total value of the portfolio shares held in the subaccount, including the value of any dividends or capital gains distribution declared and reinvested by the portfolio during the valuation period. This value is determined by multiplying the number of portfolio shares owned by the subaccount by the portfolio's net asset value per share determined at the end of the valuation period; minus

•

the accrued risk charge for adverse mortality and expense experience. The daily amount of this charge is equal to the daily net assets of the subaccount, multiplied by the daily equivalent of the mortality and expense risk charge; minus

•	the accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by
•	the number of outstanding units in the subaccount before the purchase or redemption of any units on that date.

The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

Fixed Account Value

On the Policy date, or the reallocation date, if different, the fixed account value is equal to the net premiums allocated to the fixed account, less the first monthly deduction.

The fixed account value at the end of any valuation period is equal to:	•	the sum of net premium(s) allocated to the fixed account; plus
	•	any amounts transferred from a subaccount to the fixed account (including amounts transferred to the loan reserve account); plus
	•	total interest credited to the fixed account; minus
	•	amounts charged to pay for monthly deductions, if any; minus
	•	amounts withdrawn or surrendered from the fixed account to pay for cash withdrawals; minus
	•	amounts transferred from the fixed account (including amounts transferred from the loan reserve account) to a subaccount.

Death Benefit

Death Benefit Proceeds

As long as the Policy is in force, we will determine the amount of and pay the death benefit proceeds on an individual Policy upon receipt at our mailing address of satisfactory proof of the insured's death, plus written direction (from each eligible recipient of death benefit proceeds) regarding how to pay the death benefit payment, and any other documents, forms and information we need. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

Death benefit proceeds equal:	•	the death benefit (described below); minus
	•	any monthly deductions due under the recovery of monthly deductions provision; minus

•	any outstanding loan amount and accrued loan interest.

We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured's age or gender.

Death Benefit

The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the insured dies.

The Policy is intended to qualify under Internal Revenue Code Section 7702 as a life insurance contract for federal tax purposes. The death benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached endorsement or rider will be interpreted and administered to ensure such qualification, regardless of any Policy language to the contrary.

To the extent the death benefit is increased to maintain such tax qualification as a life insurance contract, we will make appropriate adjustments to any monthly deductions, retroactively or prospectively, or supplemental benefits that are consistent with such an increase. Adjustments will be reflected in the monthly deductions.

            Under Section 7702 of the Internal Revenue Code, this Policy will generally be treated as a life insurance contract for federal tax purposes if at all times it meets a “cash value accumulation test (CVAT).”

The CVAT does not restrict the amount of premium that can be paid into the Policy, but does have a "corridor" component that requires that the death benefit be at least a certain percentage of the cash value. The limitation percentage under the CVAT is calculated as specified under Section 7702. It is based on the insured’s gender, underwriting class, issue age and duration. If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value when the Policy is in corridor will increase our risk (i.e., the extent to which the death benefit exceeds the cash value), and we will increase the cost of insurance, if any, that we deduct from the cash value.

The death benefit is the greater of the Basic Death Benefit or the Guaranteed Minimum Death Benefit.

Basic Death Benefit equals the greater of:	1.	the limitation percentage, as shown on your Policy’s schedule page, multiplied by the cash value on the date of the primary insured’s death; or
2.

the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code. We believe that this section requires the amount of the death benefit to be at least equal to an amount produced by multiplying the limitation percentage, as shown on your Policy’s schedule page, by the Available Guaranteed Withdrawal Benefit Amount on the date of the primary insured’s death once you are eligible to receive the Guaranteed Withdrawal Benefit. We will apply this Policy death benefit provision in accord with this interpretation unless and until the Internal Revenue Service or the courts provide contrary guidance on minimum death benefit issues. For a more detailed description, see the Guaranteed Withdrawal Benefit section.

Guaranteed Minimum Death Benefit

The Guaranteed Minimum Death Benefit (“GMDB”) is equal to the return of a percentage of the initial premium reduced for any withdrawals as follows. The percentage of the initial premium in the GMDB will vary by the issue age when the premium was paid.

Age at time of initial premium payment	Return of initial premium percentage
Up to Age 65	100%
66 to 70	90%
71 to 75	85%

76 to 80	75%
81 to 85	70%

Withdrawals, including those under the GWB, will reduce the amount of your GMDB. The GMDB after a withdrawal is equal to the GMDB before the withdrawal, minus the greater of:

1. The withdrawal; or

2. The withdrawal multiplied by the result of the GMDB before the withdrawal divided by the cash value before the withdrawal.

Any time a withdrawal is taken while the cash value is less than the GMDB, the GMDB will be reduced by more than the amount of the withdrawal. For example, suppose a 70-year- old purchases a Policy with $100,000 of initial premium. Then the GMDB at issue is 90% of $100,000, or $90,000. At some later date the first withdrawal of $5,000 is taken when the cash value has fallen to $80,000. Then the GMDB after the withdrawal equals:

$90,000 (the GMDB before the withdrawal), minus the greater of:

1. $5,000 (the withdrawal); or

2. $5,000 multiplied by the result of $90,000 divided by $80,000, which equals $5,625.

The GMDB after the $5,000 withdrawal equals $90,000 minus $5,625, which is $84,375.

In the example above, if the cash value had been greater than the $90,000 GMDB, the $5,000 withdrawal would have caused a $5,000 reduction in the GMDB.

Death Benefit After Age 100

If the Policy is still in force on the Policy anniversary on or following the insured’s 100th birthday, the Policy will continue and the death benefit payable will continue to be calculated.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. These are described under “Settlement Options” in your Policy and in the SAI.

Surrenders and Cash Withdrawals

Surrenders

You must make a written request containing an original signature to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request at our mailing address. Written requests to surrender a Policy that are received before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern time). If we receive the written request after the NYSE closes, we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE. The insured must be alive, and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request. You will incur a surrender charge if you surrender the Policy during the first 5 or 6 Policy years (or during the 5- or 6-year period subsequent to an additional premium payment). The length of the surrender charge period and the amount of the surrender charges will depend on whether you purchase your Policy through certain replacement transactions, or from other sources. See "Surrender Charges." Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. See “ Federal Income Tax Considerations”.

Cash Withdrawals

After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions.

Cash withdrawal conditions:	•	You must send your written cash withdrawal request with an original signature to our mailing address. If your withdrawal request is less than $50,000, then you may fax it to us at 1-727-299-1620.
•

During Policy years two through five, if you are not yet eligible for the Guaranteed Withdrawal Benefit (i.e., the later of when the primary insured reaches age 59 ½ or the first Policy anniversary), the amount of the withdrawal cannot be less than $500, or greater than the lesser of 10% of the net surrender value or the net surrender value minus $500.

	•	After the 5th Policy year, if you are not yet eligible for the Guaranteed Withdrawal Benefit, the amount of a withdrawal cannot be less than $500; or greater than the net surrender value minus $500.
•

After you are eligible for the Guaranteed Withdrawal Benefit, the amount of the withdrawal cannot be less than the lesser of $500 or the Available Guaranteed Withdrawal Benefit Amount, or greater than the maximum of the net surrender value or the Available Guaranteed Withdrawal Benefit Amount.

•

You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify a subaccount, we will take the withdrawal from each account in accordance with your current premium allocation instructions. If this is not possible, the withdrawal amount will be withdrawn pro rata from each account. Any withdrawal may be subject to limitations on the Designated Subaccounts.

	•	We generally will pay a cash withdrawal request within seven days following the valuation date we receive the request at our mailing address.
	•	You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.
	•	A cash withdrawal may have tax consequences.

Example 1: Issue age 50. During Policy years two through five the insured is not yet eligible for the GWB so the amount of a withdrawal cannot be less than $500; or greater than the lesser of 10% of the net surrender value or the net surrender value minus $500. From year six to the insured’s actual age 59 ½ the insured is still not eligible for the GWB and the amount of a withdrawal cannot be less than $500; or greater than the net surrender value minus $500. Once the insured is eligible for the GWB at age 59 ½, the amount of a withdrawal cannot be less than the lesser of $500 or the Available Guaranteed Withdrawal Benefit Amount; or greater than the maximum of the net surrender value or the Available Guaranteed Withdrawal Benefit Amount.

Example 2: Issue age 55. The withdrawal rules for years two through five apply up until age 59 ½ when the insured becomes eligible for the GWB and those withdrawal rules take effect.

Example 3: Issue age 60. As soon as the first Policy anniversary is reached the insured is eligible for the GWB and those withdrawals rules apply.

A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and will reduce the death benefit by at least the amount of the cash withdrawal.

When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your partial withdrawal or complete surrender payment, we will deduct that charge from the payment. We currently charge $20 for an overnight delivery ($30 for Saturday delivery) and $25 for wire service. You can obtain further information about these charges by contacting us at our mailing address or our administrative office.

Guaranteed Withdrawal Benefit

            We offer a Guaranteed Withdrawal Benefit ("GWB") that allows you to take withdrawals in the form of Guaranteed Withdrawal Benefit payments, if certain conditions are met. Under this GWB benefit, we guarantee that you may withdraw up to 5% of the Guaranteed Withdrawal Benefit Base as it is made accessible each year during the lifetime of the primary insured. Each month in a Policy year, your accessible GWB will increase by one-twelfth (1/12) of 5% of the Guaranteed Withdrawal Benefit Base (“GWBB”). Once you are eligible to receive GWB payments, we will make an amount available to you each month from which you may take withdrawals under the GWB (i.e., Available Guaranteed Withdrawal Benefit Amount). During the first month, you may withdraw an amount equal to 1/12 of 5% of the GWBB and this accumulates by increments of 1/12 of 5% of the GWBB in each succeeding month, until the last month of the Policy year. These accumulating monthly amounts may be withdrawn at any time during that Policy year but will not be carried over to the next Policy year.

You can begin receiving these GWB payments on the later of: (i) the Monthiversary after the primary insured reaches age 59 ½, or (ii) the first anniversary of the Policy date. You may take GWB withdrawals during each Policy year, in any frequency, up to the Available Guaranteed Withdrawal Benefit Amount (see below). Withdrawals taken under this benefit will not cause the Policy to lapse or result in a negative cash value, provided you meet certain conditions.

Please note:

Withdrawals under the GWB:
•	will reduce your cash value;
•	will reduce your Basic Death Benefit, your GMDB and other benefits;
•	may be subject to income taxes; and
•	may be limited or restricted under Policies purchased in connection with certain tax-qualified retirement plans.

You can always withdraw amounts in excess of the GWB limits or surrender your Policy at any time, but there are negative consequences to taking withdrawals in excess of those allowed under GWB. You should consult a tax advisor about the tax treatment and tax consequences of withdrawals under the GWB.

Available Guaranteed Withdrawal Benefit Amount. Once you are eligible to receive GWB payments, we will make an amount available to you each month from which you may take withdrawals under the GWB. That amount will equal one-twelfth of 5% of the GWBB. Amounts not withdrawn in the month when they are first available will accumulate and may be withdrawn as a GWB payment at any time during the rest of the Policy year, but not thereafter. We call the un-withdrawn balance of these monthly amounts the “Available Guaranteed Withdrawal Benefit Amount.” You can call the administrative office at 1-800-852-9777 to find out your Available Guaranteed Withdrawal Benefit Amount.

Guaranteed Withdrawal Benefit Base. We determine the GWBB solely to calculate the Available Guaranteed Withdrawal Benefit Amount. The GWBB equals:

•	the initial premium, minus
•	any adjusted excess withdrawals (described below), minus
•	any adjustments for loan withdrawals (described below), plus
•	any loan repayments.

Note: Any premium payments you make in addition to the initial premium will not increase the GWBB. Before making subsequent premium payments, you should consider that your Policy fees and charges will be based on total premiums paid, but the amount of your GWB payments will not reflect those subsequent premium payments.

Adjusted Excess Withdrawal. At any point in time, partial withdrawals made up to the Available Guaranteed Withdrawal Benefit Amount will not reduce the GWBB. Withdrawals in excess of the Available Guaranteed Withdrawal Benefit Amount are called "excess withdrawals." Excess withdrawals will reduce the GWBB by the greater of:

•	the amount of the withdrawal in excess of the Available Guaranteed Withdrawal Benefit Amount currently in effect; and
•

the amount of the withdrawal in excess of the Available Guaranteed Withdrawal Benefit Amount currently in effect, multiplied by the result of the GWBB before the withdrawal divided by the cash value before the withdrawal.

Excess withdrawals will cause the monthly increments to the Available Guaranteed Withdrawal Benefit Amount to be immediately reduced to 5% divided by 12 of the new (lower) Guaranteed Withdrawal Benefit Base. All withdrawals taken before you are eligible to take withdrawals under the GWB are treated as excess withdrawals. These reductions to the GWBB and the Available Guaranteed Withdrawal Benefit Amount could be significant. You should carefully monitor your withdrawals during any Policy year so that you do not take an excess withdrawal inadvertently, and so that you retain the full benefit of the GWB.

Note: You can continue to take withdrawals under the GWB even after your cash value reaches zero. However, taking these withdrawals will reduce and possibly eliminate any remaining Guaranteed Minimum Death Benefit under your Policy.

Here is an example of how the Available Guaranteed Withdrawal Benefit Amount is calculated. Assume you are the owner and insured and you make an initial premium payment of $120,000 when you are 55 years old. Further assume that you do not make any withdrawals or additional premium payments and do not take out any loans. Upon eligibility for GWB payments at age 59 ½ , your Policy value has declined to $80,000 because of negative investment performance. Even so, you still could withdraw up to $6,000 (5% x $120,000) over the course of each Policy year for the rest of your life (as long as you do not withdraw more than the Available Guaranteed Withdrawal Benefit Amount and you do not take any loans). Under the GWB you may withdraw the $6,000 over the course of the Policy year if you withdraw only $500 ($6,000/12) each month. If you do not withdraw the $500 in any particular month, then you will carry that over as a positive Available Guaranteed Withdrawal Benefit Amount that can be withdrawn up until the end of that Policy year. If, at any time in a single Policy year, you withdraw more than the Available Guaranteed Withdrawal Benefit Amount, then the excess withdrawal will reduce your GWBB and, therefore your monthly GWB payments to less than $500 in any succeeding month.

Here is an example of how the Available Guaranteed Withdrawal Benefit Amount is affected by excess withdrawals. Suppose that in the first month of the Policy year after eligibility for GWB payments you take a withdrawal of $700, which exceeds the Available Guaranteed Withdrawal Benefit Amount ($500), by $200. Upon the withdrawal, the GWBB of $120,000 will be reduced by the greater of $200 (the excess withdrawal) and $200 x 120,000/80,000 = $300 (the excess withdrawal, multiplied by the result of the GWBB divided by the cash value). The GWBB is now $120,000 – $300, or $119,700, and future GWB payments will be immediately reduced to 5% divided by 12 of $119,700, which equals $498.75 monthly.

Adjustments for Loan Withdrawals. Loans and any interest added to a loan ("loan withdrawals") will reduce the GWBB and could have a severe impact on the Available Guaranteed Withdrawal Benefit Amount. The reduction in the GWBB for a loan withdrawal is the greater of:

•	the amount of the loan withdrawal, and
•	the amount of the loan withdrawal, multiplied by the result of the GWBB before the withdrawal divided by the cash value before the withdrawal.

Repayment of loan withdrawals results in a dollar-for-dollar increase in the GWBB. Note that repayment of loans may not restore the GWBB by as much as it was reduced when the loan was taken.

Here is an example of the impact of a loan on the GWBB. Assume an initial premium of $120,000, an initial GWBB of $120,000, a current cash value of $80,000, and a loan of $1,000. Because of the loan:

•	the GWBB is reduced by the greater of $1,000 and $1,500 ($1,000 x 120,000/80,000);
•	the GWBB becomes $120,000 - 1,500 = $118,500; and
•	the monthly GWB payment is reduced to 5% / 12 x $118,500 = $493.75.

Repayment of the $1,000 loan would increase the GWBB to $119,500 ($118,500 + 1,000). Therefore, by taking a $1,000 loan, the owner reduces the monthly GWB payment from $500 (5% divided by 12 of $120,000) to $493.75 (5% divided by 12 of $118,500); repaying the loan would increase the monthly GWB payment to $497.92 (5% divided by 12 of $119,500).

Canceling a Policy

You may cancel a Policy for a refund during the "free-look period" by returning it, with a written request to cancel the Policy, to our mailing address or administrative office, to one of our branch offices, or to the registered representative who sold you the Policy. The "free-look period" expires 10 days after you receive the Policy. In some states you may have more than 10 days. If you decide to cancel the Policy during the "free-look period," we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the written request and the returned Policy at our mailing address. The amount of the refund will be:

•	your cash value in the subaccounts and the fixed account on the date the written request and Policy are received at our mailing address; plus
•	any charges and taxes we deduct from your premiums; plus
•	any monthly deductions or other charges we deducted from amounts you allocated to the subaccounts and the fixed account.

Some states may require us to refund all of the premiums you paid for the Policy. (See “Policy Features – Premiums – Allocation Premiums – Reallocation Account.”) In addition, some states may require us to allocate premium according to a policyowner’s instructions during the “free-look period.”

Loans

General

After the first Policy year and during the continuance of this Policy (as long as the Policy is in force), you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. See Federal Income Tax Considerations.

Policy loans are subject to	•	we may require you to borrow at least $500; and
certain conditions:	•	the maximum amount you may borrow is 90% of the net surrender value. Any Policy loan may be subject to limitations on the Designated Subaccounts.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). If this is not possible, the withdrawal amount will be withdrawn pro-rata from each of the subaccounts and the fixed account. We will transfer that amount to the loan reserve account. The loan reserve account is the portion of the fixed account to which amounts are transferred as collateral for a Policy loan.

We normally pay the amount of the loan within seven days after we receive a proper loan request at our mailing address (or, in a limited circumstances described below, by fax at our administrative office). We may postpone payment of loans under certain conditions.

            You may request a loan by telephone by calling us at our administrative office at 1-800-851-9777, Monday – Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern time. If the loan amount you request exceeds $50,000 or if the address of record has been changed within the past 10 days, we may reject your request or require a signature guarantee. If you do not want the ability to request a loan by telephone, you should notify us in writing at our mailing address. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine.

You may also fax your loan request to us at 1-727-299-1620 (subject to a $499,999 limit by fax). We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our mailing address and will be credited as of the date received. We will consider any payments you make on the Policy to be premium payments unless the payments are clearly identified as loan repayments. Because we do not apply the premium expense charge to loan repayments, it is very important that you indicate clearly if your payment is intended to repay all or part of a loan.

At each Policy anniversary, we will compare the outstanding loan amount, including accrued loan interest, to the amount in the loan reserve account. We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the outstanding loan amount, including accrued loan interest, exceeds the amount in the loan reserve account, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve account, in the same manner as when a loan is made. If the amount in the loan reserve account exceeds the amount of the outstanding loan, including accrued loan interest, we will withdraw the difference from the loan reserve account and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.

Interest Rate Charged

We currently charge you an effective annual interest rate on a Policy loan of 6.0% (6.0% maximum guaranteed) on each Policy anniversary. We will also credit the amount in the loan reserve with an effective annual interest rate of 2.0%. After offsetting the 2.0% interest we credit, the net cost of loans currently is 4.0% annually (4.0% maximum guaranteed). After attained age 100, we will apply preferred loan interest rates. The current preferred loan effective annual interest rate charged is 2.00% and is guaranteed not to exceed 2.25%. After offsetting the 2% interest we credit, the net cost of preferred loans currently is 0% annually (0.25% maximum guaranteed).

Loan Reserve Account Interest Rate Credited

We will credit the amount in the loan reserve account with interest at an effective annual rate of 2.0%.

Effect of Policy Loans

A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount, including accrued loan interest, and reduces the Guaranteed Withdrawal Benefit Base by at least the amount of the loan plus any accrued loan interest (see "Guaranteed Withdrawal Benefit"). This reduction may be significant. The reduction in the Guaranteed Withdrawal Benefit Base and future Guaranteed Withdrawal Benefit payments occurs even if the loan is taken prior to the time you are eligible for the Guaranteed Withdrawal Benefit. The no lapse guarantee is not in effect while a loan is outstanding, but it may be restored if the loan is repaid. Repaying the loan causes the death benefit proceeds, net surrender value and Guaranteed Withdrawal Benefit Base to increase by the amount of the repayment. As long as a loan is outstanding, we hold a loan reserve equal to the amount of the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the unloaned portion of the fixed account. Amounts transferred from the separate account to the loan reserve will reduce the value in the separate account and we credit such transferred amounts with an interest rate of 2.0% rather than a rate of return reflecting the investment results of the separate account.

Before attained age 100, we currently charge interest on Policy loans at an effective annual rate of 6.0%. Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the Policy loan is repaid.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

Policy Lapse and Reinstatement

Lapse

There is a possibility that your Policy will lose value and lapse. If the net surrender value reaches zero on a Monthiversary and the no lapse guarantee is not in effect, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the grace period. We pay the death benefit proceeds if an insured dies during the grace period. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

This Policy provides a no lapse guarantee during the lifetime of the Policy. If there is no loan outstanding, the no lapse guarantee will be in effect and the Policy will not enter the grace period as long as either the Guaranteed Withdrawal Benefit Base or the Guaranteed Minimum Death Benefit is positive. Each month we determine whether the no lapse guarantee is still in effect. If the no lapse guarantee is not in effect and the Policy is still in force, it can be restored by repaying any loan outstanding.

Reinstatement

We may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

•	submit a written application for reinstatement to our mailing address;
•	provide evidence of insurability satisfactory to us;
•	submit a new initial premium of at least $25,000 to our mailing address.

Your net surrender value on the reinstatement date will equal net premiums you pay at reinstatement, minus one monthly deduction and any surrender charge. Reinstatement of the Policy will restore the Guaranteed Withdrawal Benefit Base and the Guaranteed Minimum Death Benefit based on the new initial premium. The no lapse guarantee will be reinstated. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement. We will not reinstate indebtedness. The cash value of the loan reserve on the reinstatement date will be zero.

Federal Income Tax Considerations

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We intend this Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code ("IRC"). We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). The IRS has not provided guidance on certain issues involved in the qualification of these Policies as life insurance contracts under IRC Section 7702, including the effect of the Guaranteed Withdrawal Benefit and the effect of additional mortality costs associated with simplified issue and substandard mortality policies. Federal income tax laws and the current interpretations by the IRS may change. The IRS may subsequently issue guidance or interpretation contrary to our current understanding or interpretation that may adversely affect the qualification of this Policy as a life insurance contract for federal tax purposes under IRC Section 7702.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance contract for federal tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. We believe that the Policy should generally satisfy the applicable Code requirements. However, because the Policy has certain features that are not completely addressed in existing legal precedent or interpretations concerning such requirements, there is some risk that the Policy might not be deemed a life insurance contract under federal tax law. If necessary to maintain qualification of the Policy as a life insurance contract under the Code, the provisions of the Policy (including any rider or endorsement) and any disclosure in this prospectus will be interpreted or amended to ensure such qualification, regardless of any language to the contrary. We believe that any such interpretation and administration will help maintain qualification of the Policy as a life insurance contract for federal tax purposes. However, it is not certain that the IRS will agree that qualification is maintained by such action or contend that any correction made pursuant to an interpretation or amendment will have only a prospective effect on such qualification.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. We believe that the Policy does not give you investment control over separate account assets.

In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes. Even though the Policy should be treated as a life insurance policy under federal tax laws, the Policy will, in most situations, be treated as a modified endowment contract (described below).

Tax Treatment of Policy Benefits

In General. We believe that the Policy described in this prospectus is a life insurance policy under Code Section 7702. Section 7702 affects the taxation of life insurance policies and places limits on the relationship of the accumulation value to the death benefit. As life insurance policies, the death benefits of the policies are generally excludable from the gross income of the beneficiaries. In the absence of any guidance from the IRS on the issue, we believe that providing an amount at risk after age 99 in the manner provided should be sufficient to maintain the excludability of the death benefit after age 99. However, lack of specific IRS guidance makes the tax treatment of the death benefit after age 99 uncertain. Also, any increase in accumulation value should generally not be taxable until received by you or your designee. However, if, as we anticipate, your Policy is a MEC, then you may be taxed when you take a Policy loan, pledge or assign the Policy. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a MEC. Moreover, if a loan from a Policy is outstanding when the Policy is surrendered or lapses, the amount of outstanding indebtedness will be used to determine the amount distributed and will be taxed accordingly.

            Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but MEC status generally depends on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your registered representative will be notified. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

•

All distributions other than death benefits from a MEC, including distributions upon surrender, Guaranteed Withdrawal Benefits, and other cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free. Distributions, including Guaranteed Withdrawal Benefits, in excess of basis will be taxable as ordinary income.

•

Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly. If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be distributions and taxable.

•

A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 ½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

•

If a Policy becomes a MEC, distributions (including loans) that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax. Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

Guaranteed Withdrawal Benefits. Guaranteed Withdrawal Benefits are considered distributions and taxed as such.

Policy Loans. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be treated as if it were a distribution at that time and taxed accordingly. The tax consequences associated with Policy loans outstanding after age 100 with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions are at least $200 during a taxable year. Some states also require withholding for state income taxes. With the exception of amounts that represent eligible rollover distributions from Pension Plans and 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, U.S. persons may not elect out of withholding. Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States. The payment of death benefits is generally not subject to withholding.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any such arrangement, you should be sure to consult a tax advisor as to tax attributes of the arrangement and its use of life insurance. In recent years, moreover, Congress and the IRS have adopted new rules relating to nonqualified deferred compensation and to life insurance owned by businesses and life insurance used in split-dollar arrangements. The IRS has recently issued new guidance regarding concerns in the use of life insurance in employee welfare benefit plans, including, but not limited to, the deduction of employer contributions and the status of such plans as listed transactions. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor. Recent legislation under Section 101(j) of the Internal Revenue Code has imposed notice, consent and other provisions on policies owned by employees and certain other policies in order to receive death benefits tax-free and added additional reporting requirements.

            Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Living Benefit Rider (an Accelerated Death Benefit). We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the insured’s attained age 100 are unclear and may include taxation of the gain in the Policy or the taxation of the death benefit in whole or in part. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s attained age 100.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Special Rules for Pension Plans, Section 403(b) Arrangements and Employee Benefit Plans. If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, or in connection with an employee welfare benefit plan, federal and state income and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase.

Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. You should consult a qualified advisor regarding ERISA.

Other Policy Information

Payments We Make

We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death at our mailing address. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC;
•	the SEC permits, by an order, the postponement for the protection of policyowners;
•	the SEC determines that an emergency exists that would make the disposal of or the determination of the value of, securities held in the separate account not reasonably practicable; or
•	when mandated under applicable law.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., net surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the net surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the net surrender value. If the employee dies while such an arrangement is in effect, the employer typically would receive from the insurance proceeds the amount that he or she would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the proceeds. However, you and your qualified advisor should review and understand the terms of your particular plan, as such terms may vary.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our mailing address. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, as long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

            In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department issued final regulations that would significantly affect the tax treatment of such arrangements. The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar Policy.

Policy Termination

Your Policy will terminate on the earliest of:

•	the date the insured dies; or
•	the end of the grace period; or
•	the date the Policy is surrendered.

Supplemental Benefit (Rider)

Living Benefit Rider (an Accelerated Death Benefit)

This supplemental benefit (rider) is available and may be issued automatically on a Policy. We do not assess an administrative charge for this rider. We will reduce the single-sum benefit by a discount factor, however, to compensate us for expected lost income as a result of the early payment of the death benefit. The rider available with the Policies does not build cash value. For purposes of the rider, the primary insured is the person insured under the Policy. This rider may not be available in all states, certain benefits and features may vary by state and they may be available under a different name in some states. Adding this supplemental benefit to an existing Policy or canceling it may have tax consequences; you should consult a tax advisor before doing so.

This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof at our mailing address that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured's life expectancy.

We will pay a "single-sum benefit" equal to:

•	the death benefit on the date we pay the single-sum benefit; multiplied by
•	the election percentage of the death benefit you elect to receive; divided by
•	1 + i ("i" equals the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater) (“discount factor”); minus
•	any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

The single-sum benefit may not be greater than $500,000. The election percentage is a percentage that you select. It may not be greater than 100%.

We will not pay a benefit under the rider if the insured's terminal condition results from self-inflicted injuries that occur during the period specified in your Policy's suicide provision.

The rider terminates at the earliest of:

•	the date the Policy terminates;
•	the date a settlement option takes effect;
•	the date we pay a single-sum benefit; or
•	the date you terminate the rider.

For example, suppose before the owner elects the single sum benefit, a Policy has a $400,000 death benefit and a $10,000 loan balance. Suppose that the current yield on 90-day Treasury bills is 4.12% and the Policy loan interest rate is 6%. Because the greater of these is 6%, that is the interest rate that will be used to discount the single sum benefit. The owner elects to accelerate 50% of the death benefit, so the single sum benefit equals $183,679.25, which is [($400,000 x 0.50 / 1.06) – ($10,000 x 0.50)]. After the acceleration, the remaining death benefit is $200,000, which is 50% of $400,000, and all Policy values will be reduced by 50%.

Additional Information

Sale of the Policies

Distribution and Principal Underwriting Agreement. Our affiliate, TCI, serves as principal underwriter for the Policies. We have entered into a principal underwriting and distribution agreement with TCI for the distribution and sale of the Policies effective May 1, 2007. We reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies (e.g., commissions payable to selling firms selling the Policies, as described below.)

Compensation to Broker-Dealers Selling the Policies. The Policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with AFSG as principal underwriter for the Policies. We pay commissions through TCI to the selling firms for their sales of the Policies.

A limited number of affiliated and unaffiliated broker-dealers may also be paid commissions and overrides to “wholesale” the Policies, that is, to provide sales support and training to sales representatives at selling firms. We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement. The sales commission to broker-dealers is expected to be, on average, 7% of all premiums made during the first Policy year, plus 1% of all premiums made during the renewal Policy years. We will pay an additional trail commission of up to 0.45% of the Policy's subaccount value (payable quarterly) if the cash value (minus amounts attributable to loans) equals at least $5,000.

Policies issued with the 5-year surrender charge schedule pay lower compensation than those Policies issued with a 6-year surrender charge schedule.

To the extent permitted by FINRA rules, Western Reserve, ISI and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms. These arrangements are sometimes referred to as “revenue sharing” arrangements and are described further below.

The registered representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

Special Compensation that We Pay to Affiliated Wholesaling and Selling Firms. Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Western Reserve’s two main distribution channels are ISI and WGS, both affiliates, who sell Western Reserve products.

Western Reserve underwrites the cost of ISI’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and computer systems that are provided directly to ISI. These facilities and services are necessary for ISI’s administration and operation, and Western Reserve is compensated by ISI for these expenses based on ISI’s usage. In addition, Western Reserve and other affiliates pay for certain sales expenses of ISI, including the costs of preparing and producing prospectuses and sales promotional materials for the Policy.

Sales representatives and their managers at ISI and WGS may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us or our affiliates. Additional compensation or reimbursement arrangements may include payments in connection with the firm’s conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans or loan guaranties to assist a firm or representative in connection with systems, operating, marketing and other business expenses. The amounts may be significant and may provide us with increased access to the sales representatives.

In addition, ISI’s managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation. Sales of the Policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain benefits, and may provide such persons with special incentive to sell our Policies. For example, ISI’s and WGS’s registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of AEGON N.V. (Western Reserve’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares. A portion of the contributions of commissions by ISI’s representatives may be matched by ISI. ISI’s and WGS’s registered representatives may also be eligible to participate in a stock option and award plan. Registered representatives who meet certain production goals will be issued options on the stock of AEGON N.V.

Additional Compensation that We Pay to Selected Selling Firms. We may pay certain selling firms additional cash amounts for “preferred product” treatment of the Policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy and other corporate revenue.

Special compensation arrangements are calculated in different ways by different selling firms and may be based on past or anticipated sales of the Policies or other criteria. For instance, Western Reserve made flat fee payments to several selling firms with payments ranging from $2,000 to $15,750 in 2007 for the sales of the Western Reserve’s insurance products.

During 2007, we had entered into “preferred product” arrangements with ISI, WGS, Berthel Fisher & Co Financial Services, H. Beck Inc., First Founders Securities Inc., Harbour Investments Inc., Coordinated Capital Securities, Inc., Trustmont Financial Group, Inc., Packerland Brokerage Services, Inc. and Investors Capital Corp. We paid the following amounts (in addition to sales commissions and expense allowances) to these firms:

Name of Firm	Aggregate Amount Paid During 2007
H. Beck, Inc.	$10,000
Berthel Fisher	$10,000
Investors Capital Corp.	$15,750
First Founders Securities, Inc.	$2,725
Harbour Investments, Inc.	$6,000
Coordinated Capital Securities, Inc.	$2,000
Trustmont Financial Group, Inc.	$2,000
Packerland Brokerage Services, Inc.	$3,000

No specific charge is assessed directly to policyowners or the separate account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.

Legal Proceedings

Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on Western Reserve’s ability to meet its obligations under the Policy.

Financial Statements

The financial statements of Western Reserve are included in the SAI. There are no separate account financials because the separate account commenced operations recently.

Performance Data

Rates of Return

When the first subaccount investing in the underlying portfolios has been in operation for 1, 3, 5, and 10 years, the total return for these periods will be provided, adjusted to reflect certain fees and charges for the Policy. Because the subaccounts have not commenced operations as of the date of this prospectus, we are not showing performance for the subaccounts. This information does not represent or project future investment performance.

These rates of return do not reflect charges that are deducted under the Policy or from the separate account (such as mortality and expense risk charge, premium expense charge, monthly deductions or the surrender charge). If these charges were deducted, performance would be significantly lower. These rates of return are not estimates, projections or guarantees of future performance.

Some portfolios began operation before their corresponding subaccount. For these portfolios, we have included in the Table below adjusted portfolio performance from the portfolio's inception date. The adjusted portfolio performance is designed to show the performance that would have resulted if the existing subaccount had been in operation during the time the portfolio was in operation.

We also show below comparable figures for the unmanaged Standard & Poor's Index of 500 Common Stocks ("S&P 500"), a widely used measure of stock market performance. The S&P 500 does not reflect any deduction for the expenses of operating and managing an investment portfolio.

Table 1

Adjusted Historical Portfolio Average Annual Total Return

For the Periods Ended on December 31, 2007

Portfolio*	1 Year	3 Years	5 Years	10 Years or Inception	Portfolio Inception Date
Transamerica Balanced VP	0.37%	4.95%	6.44%	3.87%	05/01/02
Transamerica Convertible Securities VP	5.00%	5.86%	8.53%	5.71%	05/01/02
Transamerica Equity VP† (1)	0.04%	8.03%	11.93%	11.77%	12/31/80
Transamerica Growth Opportunities VP(2)	4.92%	9.26%	13.25%	7.35%	05/02/01
Transamerica Money Market VP† (3)	3.78%	0.90%	(0.38)%	0.98%	10/02/86
Transamerica Small/Mid Cap Value VP†	13.73%	13.44%	25.63%	11.06%	05/04/93
Transamerica U.S. Government Securities VP† (4)	4.62%	0.96%	0.65%	1.91%	05/13/94
Transamerica Value Balanced VP†	(4.81)%	4.50%	7.08%	4.61	01/03/95

S&P 500†	3.53%	6.61%	10.79%	4.23%	10/02/86

* Effective May 1, 2008, all Transamerica Series Trust portfolios were renamed. The former names of the portfolios listed above were Transamerica Balanced, Transamerica Convertible Securities, Transamerica Equity, Transamerica Growth Opportunities, Transamerica Money Market, Transamerica Small/Mid Cap Value, Transamerica U.S. Government Securities and Transamerica Value Balanced, respectively.

†	Shows ten year performance.

(1)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

(2)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

(3)

The current yield more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

(4)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust.

The annualized yield for the WRL Transamerica Money Market VP portfolio for the seven days ended December 31, 2007 was 0.5%.

Additional information regarding the investment performance of the portfolios appears in the fund prospectuses, which accompany this prospectus.

Table of Contents of the Statement of Additional Information

Glossary

The Policy – General Provisions

Ownership Rights
Our Right to Contest the Policy
Suicide Exclusion
Misstatement of Age or Gender
Modifying the Policy
Mixed and Shared Funding

Additional Information

Settlement Options
Additional Information about Western Reserve and the Separate Account
Legal Matters
Variations in Policy Provisions
Personalized Illustrations of Policy Benefits
Sale of the Policies
Reports to Owners
Records
Independent Registered Public Accounting Firm
Experts
Financial Statements

Underwriters

Underwriting Standards

IMSA

Performance Data

Other Performance Data in Advertising Sales Literature
Western Reserve’s Published Ratings

Index to Financial Statements

Western Reserve Life Assurance Co. of Ohio

Glossary

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office

Our administrative office address is P.O. Box 5068, Clearwater, Florida, 33758-5068. Our street address is 570 Carillon Parkway, St. Petersburg, Florida, 33716. Our phone number is 1-800-851-9777; ; our facsimile numbers are 1-727-299-1648 (for interfund transactions); and 1-727-299-1620 for all other requests. Our administrative office serves as the recipient of all website (www.westernreserve.com), telephonic and facsimile transactions, including, but not limited to transfer requests and premium payments made by wire transfer and through electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments). Our hours are Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time. The administrative office serves as the recipient of all website, facsimile and telephonic transactions. Please do not send any checks, correspondence or notices to this office; send them to the mailing address.

amount at risk	The death benefit, as described in the Policy, less the cash value of the Policy.

attained age	The issue age of the person insured, plus the number of completed years since the Policy date.

beneficiary(ies)	The person or persons you select to receive the death benefit proceeds from the Policy. You name the primary beneficiary and contingent beneficiaries.

cash value

At the end of any valuation period, the sum of your Policy's value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds

The amount we will pay to the beneficiary(ies) on the insured's death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, including any accrued loan interest, and any due and unpaid monthly deductions.

Designated Subaccount Percentage	A percentage limitation on the sum of the value in each of the Designated Subaccounts, expressed as a percent of cash value.

fixed account

An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. The fixed account is part of our general account.

free-look period	The period during which you may return the Policy and receive a refund as described in the prospectus. The length of the free-look period varies by state. The free-look period is listed in the Policy.

funds	Investment companies that are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts.

Guaranteed Withdrawal Benefit	The guarantee that, under specified conditions, withdrawals can continue without lapsing the Policy or incurring a negative cash value, even if the cash value reaches zero.

in force	While coverage under the Policy is active and the insured's life remains insured.

initial coverage

The initial coverage is the amount of life insurance that you have selected and shown on the Policy's schedule pages that you receive when the Policy is issued. After that date, the amount of insurance will fluctuate according to the Policy death benefit.

initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule pages of your Policy.

insured	The person whose life is insured by the Policy.

issue age	The insured's age on his or her birthday on or before the Policy date.

lapse

When life insurance coverage ends and the Policy terminates because you do not have enough cash value in the Policy to pay the monthly deductions, the surrender charge and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

mailing address	Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, 52499. All premium payments, loan repayments, correspondence and notices must be sent to this address.

Monthiversary

This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deductions

The monthly Policy charge, plus the monthly cost of insurance, plus the portion of the monthly deductions for benefits provided by riders attached to the Policy, if any, plus the monthly fixed account asset based charge, all of which are deducted from the Policy’s cash value on each Monthiversary.

mortality and expense risk charge	This charge is a daily deduction from each subaccount that is taken before determining the unit value of that subaccount.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value

The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value minus any surrender charge, and minus any outstanding loan amount and accrued loan interest.

no lapse guarantee

The guarantee that we will not begin a grace period or lapse the Policy as long as there is no loan outstanding and the value of either the Guaranteed Withdrawal Benefit Base or the Guaranteed Minimum Death Benefit is positive.

NYSE	The New York Stock Exchange.

Policy	The WRL Benefactor variable life insurance policy without any supplemental riders (benefits).

Policy date

The date when our underwriting process is complete, full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to take the monthly deductions. The Policy date is shown on the schedule pages of your Policy. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.

premium expense charge	The charge that is deducted from each premium payment before determining the net premium that will be credited to the cash value.

premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.

reallocation date

The date we reallocate all cash value held in the reallocation account to the fixed account and subaccounts you selected on your application. We place your net premium in the reallocation account (or as otherwise mandated by state law) only if your state requires us to return the full premium in the event you exercise your free-look right. In those states, the reallocation date is the record date plus fifteen days. In all other states, the reallocation date is the Policy date.

record date	The date we record your Policy on our books as an in force Policy. The record date is generally the Policy date.

replacement transaction	A transaction in which a policyowner withdraws the cash value in an existing life insurance or annuity contract to purchase a new insurance contract.

separate account

The WRL Series Life Account G. It is a separate investment account that is divided into subaccounts. We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund. Subaccounts may be Designated Subaccounts or not.

surrender charge

If, during the first 5 or 6 Policy years (or during the 5-year or 6-year period following payment of an additional premium payment), you fully surrender the Policy, we will deduct a surrender charge from your cash value. The length of the surrender charge period applicable under your Policy will depend upon whether you purchase the Policy through certain replacement transactions, or from other sources.

termination	When the insured's life is no longer insured under the Policy or any rider, and the Policy or any rider is no longer in force.

valuation date	Each day the New York Stock Exchange is open for normal trading. Western Reserve is open for business whenever the New York Stock Exchange is open.

valuation period

The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our (Western Reserve)	Western Reserve Life Assurance Co. of Ohio.

written notice

The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our mailing address.

you, your (owner or policyowner)	The person entitled to exercise all rights as owner under the Policy.

Appendix A

Illustrations

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%. The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, and you do not take any cash withdrawals or Policy loans, other than as illustrated. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

We based the illustration on page 56 on a Policy for an insured who is a 65 year old male in the Simplified Issue Non-Tobacco rate class (the “representative insured”), Base premium paid at issue of $100,000, and $158,876 initial coverage. The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates for the representative insured.

The illustration for the representative insured on page 57 is based on the same factors as those on page 56, except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables).

The illustration for the representative insured on page 58 is based on the same factors as those on page 56. Additionally, the insured has also elected the Guaranteed Withdrawal Benefit at the first opportunity annually.

The illustration for the representative insured on page 59 is based on the same factors as those on page 56. Additionally, the insured has also elected the Guaranteed Withdrawal Benefit at the first opportunity annually.

The amounts shown in the illustrations for the death benefits, cash values and net surrender values take into account the amount and timing of all Policy, subaccount and portfolio fees assessed under the Policy. The current illustration uses the current charges, and the guaranteed illustration uses the guaranteed charges. These charges are:

(1)

the charge for assuming mortality and expense risks assessed against each subaccount. This charge is an approximation of an annual charge of 3.20% of the average net assets of the subaccounts in all Policy years;

(2)  estimated expenses equivalent to an average annual expense level of 0.70% of the portfolios’ gross average daily net assets. The 0.70% gross average portfolio expense level assumes an equal allocation of the Designated Subaccount Percentage (35%) among the 5 Designated Subaccounts available to new investors and the balance (65%) equally allocated among the remaining 3 subaccounts. We used annualized actual audited expenses incurred during 2007 for the portfolios to calculate the gross average annual expense level; and

(3)  the premium expense charge (0% of all premium payments in the first Policy year and 3% of all premiums paid thereafter) and cash value charges using the current monthly Policy charge.

The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return. Tax charges that may be attributable to the separate account are not reflected because we are not currently making such charges. If tax charges are deducted in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%. Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return. The actual return on your cash value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy’s monthly charges and other charges, the portfolios’ expense ratios, and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.

We will furnish the owner, upon request, a personalized illustration reflecting the proposed insured’s age, gender, risk classification and desired Policy features. Contact your registered representative or our administrative office. (See prospectus back cover – Inquiries.)

WRL BENEFACTOR

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 65

Initial Coverage	$158,876	Simplified Issue Non-Tobacco Class
Premium	$100,000	Without the GWB Elected

Using Current Cost of Insurance Rates

DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of	CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.70% (Net)	6% (Gross) 5.30% (Net)	10% (Gross) 9.30% (Net)	0% (Gross) -0.70% (Net)	6% (Gross) 5.30% (Net)	10% (Gross) 9.30% (Net)
1	152,680	162,213	168,568	96,100	102,100	106,100
2	142,996	161,409	174,304	92,352	104,244	112,572
3	134,093	160,809	180,460	88,750	106,433	119,439
4	125,856	160,355	186,999	85,289	108,668	126,725
5	118,238	160,054	193,961	81,963	110,950	134,455
6	111,195	159,918	201,389	78,766	113,280	142,657
7	104,677	159,943	209,312	75,694	115,659	151,359
8	100,000	160,098	217,723	72,742	118,088	160,592
9	100,000	160,381	226,652	69,905	120,568	170,388
10	100,000	160,789	235,130	67,179	123,100	180,781
15	100,000	166,375	296,096	55,062	136,580	243,070
20	100,000	176,600	380,876	45,130	151,536	326,819
25	100,000	189,476	495,215	36,990	168,129	439,425
30 (Age 95)	100,000	202,266	640,636	30,318	186,540	590,829
35 (Age 100)	100,000	212,448	815,435	24,850	206,967	794,399

NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.70% (Net)	6% (Gross) 5.30% (Net)	10% (Gross) 9.30% (Net)	End of Policy Year	0% (Gross) -0.70% (Net)	6% (Gross) 5.30% (Net)	10% (Gross) 9.30% (Net)
1	89,100	95,100	99,100	20	45,130	151,536	326,819
2	87,352	99,244	107,572	25	36,990	168,129	439,425
3	84,750	102,433	115,439	30 (Age 95)	30,318	186,540	590,829
4	82,289	105,668	123,725	35 (Age 100)	24,850	206,967	794,399
5	79,963	108,950	132,455
6	78,766	113,280	142,657
7	75,694	115,659	151,359
8	72,742	118,088	160,592
9	69,905	120,568	170,388
10	67,179	123,100	180,781
15	55,062	136,580	243,070

WRL BENEFACTOR

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 65

Initial Coverage	$158,876	Simplified Issue Non-Tobacco
Premium	$100,000	Without the GWB Elected

Using Guaranteed Cost of Insurance Rates

DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of	CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.70% (Net)	6% (Gross) 5.30% (Net)	10% (Gross) 9.30% (Net)	0% (Gross) -0.70% (Net)	6% (Gross) 5.30% (Net)	10% (Gross) 9.30% (Net)
1	148,728	158,014	164,204	93,612	99,457	103,353
2	135,309	152,759	164,979	87,388	98,657	106,550
3	123,145	147,750	165,848	81,505	97,789	109,768
4	112,077	142,928	166,759	75,952	96,858	113,008
5	102,009	438,291	167,721	70,713	95,864	116,265
6	100,000	133,831	168,731	65,520	94,801	119,523
7	100,000	129,522	169,768	59,858	93,661	122,763
8	100,000	125,318	170,776	53,561	92,434	125,964
9	100,000	121,209	171,741	46,421	91,120	129,108
10	100,000	117,197	172,667	38,174	89,726	132,194
15	100,000	100,000	178,692	*	81,827	146,691
20	100,000	100,000	183,545	*	54,455	157,495
25	100,000	100,000	183,237	*	*	162,594
30 (Age 95)	100,000	100,000	180,621	*	*	166,578
35 (Age 100)	100,000	100,000	182.794	*	*	178.078

NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.70% (Net)	6% (Gross) 5.30% (Net)	10% (Gross) 9.30% (Net)	End of Policy Year	0% (Gross) -0.70% (Net)	6% (Gross) 5.30% (Net)	10% (Gross) 9.30% (Net)
1	86,612	92,457	96,353	20	*	54,455	157,495
2	82,388	93,657	101,550	25	*	*	162,594
3	77,505	93,789	105,768	30 (Age 95)	*	*	166,578
4	72,952	93,858	110,008	35 (Age 100)	*	*	178.078
5	68,713	93,864	114,265
6	65,520	94,801	119,523
7	59,858	93,661	122,763
8	53,561	92,434	125,964
9	46,421	91,120	129,108
10	38,174	89,726	132,194
15	*	81,827	146,691

*Although the Net Surrender Value is zero in these years, the Policy remains in force due to the No Lapse Guarantee.

WRL BENEFACTOR

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 65

Initial Coverage	$158,876	Simplified Issue Non-Tobacco Class
Premium	$100,000	Electing the GWB

Using Current Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.70% (Net)	6% (Gross) 5.30% (Net)	10% (Gross) 9.30% (Net)	0% (Gross) -0.70% (Net)	6% (Gross) 5.30% (Net)	10% (Gross) 9.30% (Net)
1	152,680	162,213	168,568	96,100	102,100	106,100
2	135,279	153,654	166,524	87,369	99,235	107,547
3	119,327	145,515	164,813	78,978	96,311	109,083
4	104,644	137,713	163,371	70,914	93,325	110,712
5	91,121	130,230	162,205	63,165	90,276	112,441
6	78,658	123,048	161,323	55,718	87,163	114,275
7	67,156	116,141	160,721	48,562	83,985	116,221
8	57,304	109,463	160,367	41,684	80,740	118,286
9	50,175	102,994	160,260	35,075	77,426	120,477
10	42,757	96,713	160,398	28,724	74,044	122,801
15	899	68,259	166,559	495	56,034	136,731
20	**	42,016	181,173	**	36,053	155,460
25	**	15,646	203,557	**	13,883	180,642
30 (Age 95)	**	**	232,584	**	**	214,501
35 (Age 100)	**	**	266,911	**	**	260,025

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.70% (Net)	6% (Gross) 5.30% (Net)	10% (Gross) 9.30% (Net)	End of Policy Year	0% (Gross) -0.70% (Net)	6% (Gross) 5.30% (Net)	10% (Gross) 9.30% (Net)
1	89,100	95,100	99,100	20	**	36,053	155,460
2	82,369	94,235	102,547	25	**	13,883	180,642
3	74,978	92,311	105,083	30 (Age 95)	**	**	214,501
4	67,914	90,325	107,712	35 (Age 100)	**	**	260,025
5	61,165	88,276	110,441
6	55,718	87,163	114,275
7	48,562	83,985	116,221
8	41,684	80,740	118,286
9	35,075	77,426	120,477
10	28,724	74,044	122,801
15	495	56,034	136,731

**Although the Net Surrender Value is zero in these years, the Guaranteed Withdrawal Benefit can continue after the Cash Value and Death Benefit reach zero.

WRL BENEFACTOR

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 65

Initial Coverage	$158,876	Simplified Issue Non-Tobacco
Premium	$100,000	Electing the GWB

Using Guaranteed Cost of Insurance Rates

DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of	CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.70% (Net)	6% (Gross) 5.30% (Net)	10% (Gross) 9.30% (Net)	0% (Gross) -0.70% (Net)	6% (Gross) 5.30% (Net)	10% (Gross) 9.30% (Net)
1	148,728	158,014	164,204	93,612	99,457	103,353
2	127,611	145,021	157,216	82,416	93,660	101,536
3	108,611	132,702	150,457	71,885	87,830	99,581
4	91,483	120,970	143,862	61,996	81,978	97,491
5	76,007	109,799	137,424	52,688	76,113	95,263
6	67,028	99,152	131,129	43,750	70,236	92,887
7	58,694	88,987	124,948	34,870	64,349	90,353
8	49,350	79,250	118,830	26,065	58,454	87,648
9	38,498	69,920	112,762	17,400	52,562	84,770
10	25,095	60,983	106,744	9,046	46,688	81,723
15	**	22,477	78,182	**	17,699	64,180
20	**	**	49,696	**	**	42,642
25	**	**	20,310	**	**	18,022
30 (Age 95)	**	**	**	**	**	**
35 (Age 100)	**	**	**	**	**	**

NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.70% (Net)	6% (Gross) 5.30% (Net)	10% (Gross) 9.30% (Net)	End of Policy Year	0% (Gross) -0.70% (Net)	6% (Gross) 5.30% (Net)	10% (Gross) 9.30% (Net)
1	86,612	92,457	96,353	20	**	**	42,642
2	77,416	88,660	96,536	25	**	**	18,022
3	67,885	83,830	95,581	30 (Age 95)	**	**	**
4	58,996	78,978	94,491	35 (Age 100)	**	**	**
5	50,688	74,113	93,263
6	43,750	70,236	92,887
7	34,870	64,349	90,353
8	26,065	58,454	87,648
9	17,400	52,562	84,770
10	9,046	46,688	81,723
15	**	17,699	64,180

**Although the Net Surrender Value is zero in these years, the Guaranteed Withdrawal Benefit can continue after the Cash Value and Death Benefit reach zero.

Prospectus Back Cover

Personalized Illustrations of Policy Benefits

To help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, net surrender value and cash value. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the initial coverage, death benefit, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or cash value.

Inquiries

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your registered representative, or our administrative office at:

Western Reserve Life
570 Carillon Parkway
St. Petersburg, Florida 33716
1-800-851-9777
Facsimile: 1-727-299-1620 (1-727-299-1648 for interfund transactions)
(Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time)
www.westernreserve.com

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090. You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. The Registrant’s file numbers are listed below.

TCI serves as the principal underwriter for the Policies. More information about TCI is available at http://www.finra.com or by calling

1-800-289-9999. You also can obtain an investor brochure from the Financial Regulatory Authority ("FINRA") (formerly, NASD), Inc. describing its Public Disclosure Program.

SEC File No. 333-135803/811-21929

MS434000-05/2008

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2008

STATEMENT OF ADDITIONAL INFORMATION

WRL BENEFACTORSM

issued through

WRL Series Life Account G

by

Western Reserve Life Assurance Co. of Ohio

Administrative Office:

570 Carillon Parkway

St. Petersburg, Florida 33716

1-800-851-9777

(727) 299-1800

Direct premium payments by check and all

loan repayments, correspondence,

and notices to the Mailing Address:

4333 Edgewood Road, N.E.

Cedar Rapids, Iowa 52499

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the WRL BenefactorSM flexible premium variable life insurance policy offered by Western Reserve Life Assurance Co. of Ohio. You may obtain a copy of the prospectus dated May 1, 2008, by calling our administrative office at 1-800-851-9777 (Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time), or by writing to the mailing address at, Western Reserve Life, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. The prospectus sets forth information that a prospective investor should know before investing in a Policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.

This SAI is not a prospectus and should be read only in conjunction with the prospectuses for the Policy and the Transamerica Series Trust (Formerly, AEGON/Transamerica Series Trust) -- Initial Class, Fidelity Variable Insurance Products Funds, – Service Class 2 Shares, the ProFunds, and the Access One Trust.

MS434010-05/2008

Table of Contents

Glossary	1
The Policy – General Provisions	5
Ownership Rights	5
Our Right to Contest the Policy	6
Suicide Exclusion	6
Misstatement of Age or Gender	6
Modifying the Policy	6
Mixed and Shared Funding	6
Additional Information	7
Settlement Options	7
Additional Information about Western Reserve and the Separate Account	8
Legal Matters	8
Variations in Policy Provisions	8
Personalized Illustrations of Policy Benefits	8
Sale of the Policies	9
Reports to Owners	9
Records	9
Independent Registered Public Accounting Firm	10
Experts	10
Financial Statements	10
Underwriters	10
Underwriting Standards	10
IMSA	11
Performance Data	11
Other Performance Data in Advertising Sales Literature	11
Western Reserve's Published Ratings	11
Index to Financial Statements	12
TOC29	Western Reserve Series Life Account G.....................................................................	....S-1
Western Reserve Life Assurance Co. of Ohio	G-1

i

Glossary

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office

Our administrative office address is P.O. Box 5068, Clearwater, Florida, 33758-5068. Our street address is 570 Carillon Parkway, St. Petersburg, Florida, 33716. Our phone number is 1-800-851-9777; our facsimile numbers are 1-727-299-1620 and 1-727-299-1648 (for interfund transactions). Our administrative office serves as the recipient of all website (www.westernreserve.com), facsimile, and telephonic transactions, including, but not limited to transfer requests and premium payments made by wire transfer and through electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments). Our hours are Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time. Please do not send any checks, correspondence or notices to this office; send them to the mailing address.

amount at risk	The death benefit, as described in the Policy, less the cash value of the Policy.

attained age	The issue age of the person insured, plus the number of completed years since the Policy date.

beneficiary(ies)	The person or persons you select to receive the death benefit proceeds from the Policy. You name the primary beneficiary and contingent beneficiaries.

cash value

At the end of any valuation period, the sum of your Policy's value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds

The amount we will pay to the beneficiary(ies) on the insured's death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, including any accrued loan interest, and any due and unpaid monthly deductions.

Designated Subaccount Percentage	A percentage limitation on the sum of the value in each of the Designated Subaccounts expressed as a percent of cash value.

fixed account

An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. The fixed account is part of our general account. The fixed account is not available to you if your Policy was issued in the State of New Jersey.

free-look period	The period during which you may return the Policy and receive a refund as described in the prospectus. The length of the free-look period varies by state. The free-look period is listed in the Policy.

funds	Investment companies that are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts.

Guaranteed Withdrawal Benefit	The guarantee that, under specified conditions, withdrawals can continue without lapsing the Policy or incurring a negative cash value, even if the cash value reaches zero.

in force	While coverage under the Policy is active and the insured's life remains insured.

1

initial coverage

The initial coverage is the amount of life insurance that you have selected and shown on the Policy's schedule pages that you receive when the Policy is issued. After that date the amount of insurance will fluctuate according to the Policy death benefit.

initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule pages of your Policy.

insured	The person whose life is insured by the Policy.

issue age	The insured's age on his or her birthday on or before the Policy date.

lapse

When life insurance coverage ends and the Policy terminates because you do not have enough cash value in the Policy to pay the monthly deductions, the surrender charge and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

mailing address	Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, 52499. All premium payments and loan repayments made by check, correspondence and notices must be sent to this address.

Monthiversary

This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deductions

The monthly Policy charge, plus the monthly cost of insurance, plus the portion of the monthly deductions for benefits provided by riders attached to the Policy, if any, plus the monthly fixed account asset based charge, all of which are deducted from the Policy’s cash value on each Monthiversary.

mortality and expense risk charge	This charge is a daily deduction from each subaccount that is taken before determining the unit value of that subaccount.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value

The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value minus any surrender charge, and minus any outstanding loan amount and accrued loan interest.

no lapse guarantee

The guarantee that we will not begin a grace period or lapse the Policy as long as there is no loan outstanding and the value of either the Guaranteed Withdrawal Benefit Base or the Guaranteed Minimum Death Benefit is positive.

NYSE	The New York Stock Exchange.

Policy	The WRL Benefactor variable life insurance policy without any supplemental riders (benefits).

2

Policy date

The date when our underwriting process is complete, full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to take the monthly deductions. The Policy date is shown on the schedule pages of your Policy. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.

premium expense charge	The charge that is deducted from each premium before determining the net premium that will be credited to the cash value.

premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.

reallocation date

The date we reallocate all cash value held in the reallocation account to the fixed account and subaccounts you selected on your application. We place your net premium in the reallocation account (or as otherwise mandated by state law) only if your state requires us to return the full premium in the event you exercise your free-look right. In those states, the reallocation date is the record date plus fifteen days. In all other states, the reallocation date is the Policy date.

record date	The date we record your Policy on our books as an in force Policy. The record date is generally the Policy date.

replacement transaction	A transaction in which a policyowner withdraws the cash value from an existing life insurance or annuity contract to purchase a new insurance contract.

separate account

The WRL Series Life Account G. It is a separate investment account that is divided into subaccounts. We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund. Subaccounts may be Designated Subaccounts or not.

surrender charge

If, during the first 5 or 6 Policy years (or during the 5-or 6-year period following payment of an additional premium), you fully surrender the Policy, we will deduct a surrender charge from the cash value. The length of the surrender charge period applicable under your Policy will depend upon how you purchase the Policy – through certain replacement transactions, or from other sources. See "Surrender Charges."

termination	When the insured's life is no longer insured under the Policy or any rider, and the Policy or any rider is no longer in force.

valuation date	Each day the New York Stock Exchange is open for normal trading. Western Reserve is open for business whenever the New York Stock Exchange is open.

valuation period

The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

3

we, us, our (Western Reserve)	Western Reserve Life Assurance Co. of Ohio.

written notice

The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our mailing address.

you, your (owner or policyowner)	The person entitled to exercise all rights as owner under the Policy.

4

To supplement the description in the prospectus, the following provides additional information about Western Reserve and the Policy, which may be of interest to a prospective purchaser.

The Policy – General Provisions

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

Changing the Owner	•	Change is effective as of the date that the written notice is accepted by us at our mailing address.
	•	Changing the owner does not automatically change the beneficiary.
	•	Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.
	•	We are not liable for payments we made before we received the written notice at our mailing address.

Choosing the Beneficiary	•	The owner designates the beneficiary (the person to receive the death benefit when the insured dies) in the application.
	•	If the owner designates more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.
	•	If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.
	•	If both the beneficiary and contingent beneficiary die before the insured, then the death benefit will be paid to the owner or the owner's estate upon the insured's death.

Changing the Beneficiary	•	The owner changes the beneficiary by providing written notice to us at our mailing address.
	•	Change is effective as of the date the owner signs the written notice.
	•	We are not liable for any payments we made before we received the written notice at our mailing address.

Assigning the Policy	•	The owner may assign Policy rights while the insured is alive.
	•	The owner retains any ownership rights that are not assigned.
	•	Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.
	•	Claims under any assignment are subject to proof of interest and the extent of the assignment.
	•	We are not:
> bound by any assignment unless we receive a written notice of the assignment at our mailing address;
> responsible for the validity of any assignment;
> liable for any payment we made before we received written notice of the assignment at our mailing address; or
> bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).
	•	Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

5

Our Right to Contest the Policy

In issuing the Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy. For any portion of the specified amount that is issued as a result of a conversion, the contestability period is measured from the later of the policy date of the policy that was converted or the latest effective date of reinstatement of the converted policy.

            A new two year contestability period shall apply to each increase in coverage due to an additional premium that requires evidence of insurability, beginning on the effective date of each increase and will apply only to statements made in the application for the increase.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy, or requested increase that requires evidence of insurability, has been in force during the insured's lifetime for two years from the Policy date, or if reinstated, for two years from the date of reinstatement.

Suicide Exclusion

If the insured commits suicide, while sane or insane, within two years of the Policy date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any outstanding loan amount, and less any cash withdrawals. We will pay this amount to the beneficiary in one sum. For any portion of the specified amount that is issued as a result of a conversion, the suicide period is measured from the later of the policy date of the policy that was converted or the latest effective date of reinstatement of the converted policy.

            If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in coverage due to an additional premium that requires evidence of insurability, our liability with respect to such increase will be limited to the renewal additional premium less any loans and withdrawals during such period.

Misstatement of Age or Gender

If the age or gender of the insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the premium would have purchased based on the insured's correct age and gender. No adjustment will be made to the cash value.

Modifying the Policy

Only our President or Secretary may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No registered representative may bind us by making any promise not contained in the Policy.

If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

Mixed and Shared Funding

In addition to the separate account, shares of the portfolios are also sold to other separate accounts that we (or our affiliates) establish to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Neither the Series Fund nor we currently foresee any such disadvantages, either to variable life insurance policyowners or to variable annuity contract owners. However, the Series Fund Board of Trustees will monitor events to identify any material conflicts between the interests of such variable life insurance policyowners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance

6

laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners.

If the Series Fund Board of Trustees were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

Additional Information

Settlement Options

If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

Under any settlement option, the dollar amount of each payment will depend on four things:

•	the amount of the surrender on the surrender date or death benefit proceeds on the insured's date of death;
•	the interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 2.0%);
•	the mortality tables we use; and
•	the specific payment option(s) you choose.

Option 1--Equal Monthly Installments for a Fixed Period	•	We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 240 months.
	•	We will stop making payments once we have made all the payments for the period selected.

Option 2--Equal Monthly Installments for Life (Life Income)	At your or the beneficiary's direction, we will make equal monthly installments:
	•	only for the life of the payee, at the end of which payments will end; or
	•	for the longer of the payee's life, or for 10 years if the payee dies before the end of the first 10 years of payments; or
	•	for the longer of the payee's life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

Option 3--Equal Monthly Installments for the Life of the Payee and then to a Designated Survivor (Joint and Survivor)	•	We will make equal monthly payments during the joint lifetime of two persons, first to a chosen payee, and then to a co-payee, if living, upon the death of the payee.
	•	Payments to the co-payee, if living, upon the payee's death will equal either:

7

	>	the full amount paid to the payee before the payee's death; or
	>	two-thirds of the amount paid to the payee before the payee's death.
•	All payments will cease upon the death of the co-payee.

Additional Information about Western Reserve and the Separate Account

Western Reserve is a stock life insurance company and a wholly-owned indirect subsidiary of Transamerica Corporation, which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of the Netherlands, a public company under Dutch law. Western Reserve's administrative office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202 and the mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.

Western Reserve was initially incorporated in 1957 under the laws of Ohio and is subject to regulation by the Insurance Department of the State of Ohio, as well as by the insurance departments of all other states and jurisdictions in which it does business. Western Reserve is licensed to sell insurance in all states (except New York), Puerto Rico, Guam, and in the District of Columbia. Western Reserve submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Western Reserve established the separate account as a separate investment account under Ohio law in 2002. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account may be used to support other life insurance policies of Western Reserve, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

Western Reserve holds the assets of the separate account physically segregated and apart from the general account. Western Reserve maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of TCI to a limit of $10 million.

Legal Matters

Paul Standish, Esq., Second Vice President and Assistant General Counsel of Transamerica Occidental Life Insurance Company, has provided legal advice on all matters relating to the federal tax laws, including disclosure in the prospectus regarding the federal tax treatment of the Policy. Sutherland Asbill & Brennan LLP, of Washington D.C., has provided legal advice to Western Reserve regarding certain matters under the federal securities laws that relate to the Policy. Arthur D. Woods, Vice President and Senior Counsel of Western Reserve, has provided legal advice on certain matters in connection with the issuance of the Policy.

Variations in Policy Provisions

Depending on when and where the Policy was issued, certain provisions of the Policy may vary from the descriptions in the prospectus, to comply with different state laws. These variations may include differences in charges or Policy features that are unavailable or known by a different name. Please refer to your Policy, because any variations will be included in your Policy or in riders or endorsements attached to your Policy.

Personalized Illustrations of Policy Benefits

8

To help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the death benefit, premium payment amounts, and rates of return (within limits) that you request.

The illustrations are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Sale of the Policies

We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

TCI serves as principal underwriter for the Policies. TCI’s home office is located at 4600 S. Syracuse Street, Suite 1100, Denver, Colorado 80237. TCI is an affiliate of Western Reserve and, like Western Reserve, is an indirect, wholly owned subsidiary of AEGON USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of NASD, Inc. TCI is not a member of the Securities Investor Protection Corporation.

The Policies are offered to the public through sales representatives of broker-dealers ("selling firms") that have entered into selling agreements with us and with TCI. Sales representatives are appointed as our insurance agents.

During fiscal year 2007, 2006, and 2005, before TCI replaced our affiliate, AFSG Securities Corporation (“AFSG”) as principal underwriter for the Policies, the amounts paid to AFSG were $21,215,096, $70,977,287, and $90,322,329, respectively. The amount paid to TCI for the period May 1, 2007 through December 31, 2007in connection with all Policies sold through the separate account was $44,112,185. AFSG and TCI passed through to selling firms, and did not retain any portion of any commissions they received. Our parent company provides capital distributions to TCI (and provided capital distributions to AFSG), and pays for TCI’s (and paid for AFSG’s) operating and other expenses, including overhead, legal and accounting fees.

We and/or TCI or ISI may pay certain selling firms additional cash amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

Reports to Owners

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

>	the current cash value	>	any activity since the last report
>	the current net surrender value	>	projected values
>	the current death benefit	>	investment experience of each subaccount
>	outstanding loans	>	any other information required by law

You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

Records

We will maintain all records relating to the separate account and the fixed account.

9

Independent Registered Public Accounting Firm

The statutory-basis financial statements and schedules of Western Reserve at December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2006, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, independent registered public accounting firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Experts

Actuarial matters included in this SAI have been examined by Lorne Schinbein, Senior Vice President and Managing Actuary of Western Reserve, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, as stated in the opinion filed as an exhibit to the registration statement.

Financial Statements

Western Reserve's statutory-basis financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages. These statutory-basis financial statements and schedules should be distinguished from the separate account's financial statements. You should consider these statutory-basis financial statements and schedules as bearing only upon Western Reserve's ability to meet our obligations under the Policies. You should not consider our statutory-basis financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.

Western Reserve's statutory-basis financial statements and schedules at December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007, have been prepared on the basis of statutory accounting principles rather than U.S. generally accepted accounting principles.

The separate account’s financial statements, which will include the Report of Independent Registered Public Accounting Firm, also appear on the following pages.

Underwriters

Underwriting Standards

The amount of insurance provided under the Policy will vary by the insured's gender, issue age on the Policy date, length of time from the Policy date, and rate class. For an initial premium up to a certain limit (varying by issue age), applications are underwritten on a simplified issue basis and insureds are placed into the following rate classes:

•	male, smoker;
•	male, non-smoker;
•	female smoker; and
•	female, non-smoker.

For an initial premium above the simplified issue limit, applications are considered on a fully underwritten basis and insureds are placed into the following rate classes:

•	preferred elite;
•	preferred plus;
•	preferred;
•	non-tobacco;
•	preferred tobacco; and
•	tobacco.

10

            The preferred rate classes are not available for Policies issued with initial coverage at a level for which our underwriting requirements do not require a blood test. We also place fully underwritten insureds in various sub-standard rate classes, which involve a higher mortality risk and less insurance for the same premium. We generally provide less insurance for the same premium for insureds that use tobacco.

            The Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of gender.

IMSA

We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the "Consumer" section or by contacting IMSA at 240-497-2900.

Performance Data

Other Performance Data in Advertising Sales Literature

We may compare each subaccount's performance to the performance of
•	other variable life issuers in general;
•

variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);

>

Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

•	the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;
	>	unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or
•	other types of investments, such as:
	>	certificates of deposit;
	>	savings accounts and U.S. Treasuries;
	>	certain interest rate and inflation indices (e.g., the Consumer Price Index); or
>

indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

Western Reserve's Published Ratings

We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services, and Fitch Ratings. These

11

ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance.

Index to Financial Statements

WRL Series Life Account G:

Report of Independent Registered Public Accounting Firm, dated March 21, 2008
Statements of Assets and Liabilities at December 31, 2007
Statements of Operations for the year ended December 1, 2007
Statements of Changes in Net Assets for the year ended December 31, 2007
Notes to the Financial Statements

Western Reserve Life Assurance Co. of Ohio

Report of Independent Registered Public Accounting Firm, dated March 28, 2008

Balance Sheets - Statutory-Basis at December 31, 2007 and 2006

Statements of Operations - Statutory-Basis for the years ended December 31, 2007, 2006 and 2005

Statements of Changes in Capital and Surplus - Statutory-Basis for the years ended December 31, 2007, 2006 and 2005

Statements of Cash Flow - Statutory-Basis for the years ended December 31, 2007, 2006 and 2005

Notes to Financial Statements-Statutory-Basis

Statutory-Basis Financial Statement Schedules

12

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners

of WRL Series Life Account G,

Western Reserve Life Assurance Co. of Ohio

We have audited the accompanying statements of assets and liabilities of the subaccounts of Western Reserve Life Assurance Co. of Ohio Series Life Account G (comprised of the Transamerica Money Market, Transamerica Value Balanced, Transamerica Balanced, Transamerica Convertible Securities, Transamerica Equity, Transamerica Growth Opportunities, Transamerica Small/Mid Cap Value, Transamerica U.S. Government Securities, JPMorgan Core Bond, Templeton Transamerica Global, Van Kampen Mid-Cap Growth, Federated Market Opportunity, BlackRock Large Cap Value, MFS International Equity, Third Avenue Value, Clarion Global Real Estate Securities, Marsico Growth, Munder Net50, T.Rowe Price Equity Income, T.Rowe Price Small Cap, Legg Mason Partners All Cap, Transamerica Science & Technology, Asset Allocation-Conservative, Asset Allocation-Moderate, Asset Allocation-Moderate Growth, Asset Allocation – Growth, PIMCO Total Return Bond, MFS High Yield, Capital Guardian Value, JPMorgan Enhanced Index, International Moderate Growth Fund, Fidelity VIP Index 500, ProFund VP Bull, ProFund VP NASDAQ-100, ProFund VP Small-Cap, ProFund VP Short Small-Cap, ProFund VP Money Market, Access VP High Yield, ProFund VP Europe 30, ProFund VP Oil & Gas, ProFund VP Ultra Small-Cap, ProFund VP Utilities, ProFund VP Consumer Services, ProFund VP Pharmaceuticals, ProFund VP Small-Cap Value, ProFund VP Asia 30, ProFund VP Japan, ProFund VP Short NASDAQ-100, ProFund VP U.S. Government Plus, ProFund VP Basic Materials, ProFund VP Financials, ProFund VP Precious Metals, ProFund VP Telecommunications, ProFund VP Falling US Dollar, ProFund VP Emerging Markets, ProFund VP International, ProFund VP Mid-Cap, ProFund VP Short Emerging Markets, and ProFund VP Short International subaccounts) as of December 31, 2007, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the

Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts comprising the Western Reserve Life Assurance Co. of Ohio Series Life Account G at December 31, 2007, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

March 21, 2008

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Assets and Liabilities
December 31, 2007

	Transamerica Money Market	Transamerica Value Balanced	Transamerica Balanced	Transamerica Convertible Securities	Transamerica Equity
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	0.020	8,911.546	43,359.196	-	256.177
Cost	$ -	$ 131,039	$ 580,591	$ -	$ 7,309

Investments in mutual funds,
at net asset value	$ -	$ 126,455	$ 594,021	$ -	$ 7,404
Receivable for units sold	-	-	-	-	-
Total assets	-	126,455	594,021	-	7,404

Liabilities
Payable for units redeemed	-	-	-	-	1
	$ -	$ 126,455	$ 594,021	$ -	$ 7,403

Net Assets:
Deferred annuity contracts
terminable by owners	$ -	$ 126,455	$ 594,021	$ -	$ 7,403
Total net assets	$ -	$ 126,455	$ 594,021	$ -	$ 7,403

Accumulation units outstanding:
M&E - 1.65%	-	-	-	-	-
M&E - 3.20%	-	12,172	54,507	-	654

Accumulation unit value:
M&E - 1.65%	$10.036252	$10.093173	$10.256377	$10.035649	$10.449404
M&E - 3.20%	$10.139072	$10.389332	$10.898099	$11.461522	$11.319809

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Assets and Liabilities
December 31, 2007

	Transamerica Growth Opportunities	Transamerica Small/Mid Cap Value	Transamerica U.S. Government Securities	JPMorgan Core Bond	Templeton Transamerica Global
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	6,478.569	5,028.561	18,520.884	-	-
Cost	$ 113,677	$ 114,781	$ 220,253	$ -	$ -

Investments in mutual funds,
at net asset value	$ 117,780	$ 111,131	$ 222,251	$ -	$ -
Receivable for units sold	-	-	-	-	-
Total assets	117,780	111,131	222,251	-	-

Liabilities
Payable for units redeemed	-	-	-	-	-
	$ 117,780	$ 111,131	$ 222,251	$ -	$ -

Net Assets:
Deferred annuity contracts
terminable by owners	$ 117,780	$ 111,131	$ 222,251	$ -	$ -
Total net assets	$ 117,780	$ 111,131	$ 222,251	$ -	$ -

Accumulation units outstanding:
M&E - 1.65%	-	-	-	-	-
M&E - 3.20%	9,974	9,292	21,858	-	-

Accumulation unit value:
M&E - 1.65%	$9.865371	$10.079710	$10.037965	$10.064633	$10.220470
M&E - 3.20%	$11.808290	$11.960097	$10.167770	$ -	$ -

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Assets and Liabilities
December 31, 2007

	Van Kampen Mid-Cap Growth	Federated Market Opportunity	BlackRock Large Cap Value	MFS International Equity	Third Avenue Value
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	-	-	-	-	-
Cost	$ -	$ -	$ -	$ -	$ -

Investments in mutual funds,
at net asset value	$ -	$ -	$ -	$ -	$ -
Receivable for units sold	-	-	-	-	-
Total assets	-	-	-	-	-

Liabilities
Payable for units redeemed	-	-	-	-	-
	$ -	$ -	$ -	$ -	$ -

Net Assets:
Deferred annuity contracts
terminable by owners	$ -	$ -	$ -	$ -	$ -
Total net assets	$ -	$ -	$ -	$ -	$ -

Accumulation units outstanding:
M&E - 1.65%	-	-	-	-	-
M&E - 3.20%	-	-	-	-	-

Accumulation unit value:
M&E - 1.65%	$10.104525	$9.905078	$10.285353	$10.070085	$9.906495
M&E - 3.20%	$ -	$ -	$ -	$ -	$ -

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Assets and Liabilities
December 31, 2007

	Clarion Global Real Estate Securities	Marsico Growth	Munder Net50	T. Rowe Price Equity Income	T. Rowe Price Small Cap
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	-	-	-	-	-
Cost	$ -	$ -	$ -	$ -	$ -

Investments in mutual funds,
at net asset value	$ -	$ -	$ -	$ -	$ -
Receivable for units sold	-	-	-	-	-
Total assets	-	-	-	-	-

Liabilities
Payable for units redeemed	-	-	-	-	-
	$ -	$ -	$ -	$ -	$ -

Net Assets:
Deferred annuity contracts
terminable by owners	$ -	$ -	$ -	$ -	$ -
Total net assets	$ -	$ -	$ -	$ -	$ -

Accumulation units outstanding:
M&E - 1.65%	-	-	-	-	-
M&E - 3.20%	-	-	-	-	-

Accumulation unit value:
M&E - 1.65%	$9.579375	$10.199726	$10.064769	$10.063751	$10.057703
M&E - 3.20%	$ -	$ -	$ -	$ -	$ -

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Assets and Liabilities
December 31, 2007

	Legg Mason Partners All Cap	Transamerica Science & Technology	Asset Allocation - Conservative	Asset Allocation - Moderate	Asset Allocation - Moderate Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	-	-	-	-	-
Cost	$ -	$ -	$ -	$ -	$ -

Investments in mutual funds,
at net asset value	$ -	$ -	$ -	$ -	$ -
Receivable for units sold	-	-	-	-	-
Total assets	-	-	-	-	-

Liabilities
Payable for units redeemed	-	-	-	-	-
	$ -	$ -	$ -	$ -	$ -

Net Assets:
Deferred annuity contracts
terminable by owners	$ -	$ -	$ -	$ -	$ -
Total net assets	$ -	$ -	$ -	$ -	$ -

Accumulation units outstanding:
M&E - 1.65%	-	-	-	-	-
M&E - 3.20%	-	-	-	-	-

Accumulation unit value:
M&E - 1.65%	$10.110474	$10.530488	$10.005512	$10.026010	$10.029265
M&E - 3.20%	$ -	$ -	$ -	$ -	$ -

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Assets and Liabilities
December 31, 2007

	Asset Allocation - Growth	PIMCO Total Return Bond	MFS High Yield	Capital Guardian Value	JPMorgan Enhanced Index
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	-	-	-	-	-
Cost	$ -	$ -	$ -	$ -	$ -

Investments in mutual funds,
at net asset value	$ -	$ -	$ -	$ -	$ -
Receivable for units sold	-	-	-	-	-
Total assets	-	-	-	-	-

Liabilities
Payable for units redeemed	-	-	-	-	-
	$ -	$ -	$ -	$ -	$ -

Net Assets:
Deferred annuity contracts
terminable by owners	$ -	$ -	$ -	$ -	$ -
Total net assets	$ -	$ -	$ -	$ -	$ -

Accumulation units outstanding:
M&E - 1.65%	-	-	-	-	-
M&E - 3.20%	-	-	-	-	-

Accumulation unit value:
M&E - 1.65%	$10.023030	$10.136019	$9.967988	$9.673421	$10.077490
M&E - 3.20%	$ -	$ -	$ -	$ -	$ -

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Assets and Liabilities
December 31, 2007

	International Moderate Growth Fund	Fidelity VIP Index 500	ProFund VP Bull	ProFund VP NASDAQ-100	ProFund VP Small-Cap
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	-	-	-	-	-
Cost	$ -	$ -	$ -	$ -	$ -

Investments in mutual funds,
at net asset value	$ -	$ -	$ -	$ -	$ -
Receivable for units sold	-	-	-	-	-
Total assets	-	-	-	-	-

Liabilities
Payable for units redeemed	-	-	-	-	-
	$ -	$ -	$ -	$ -	$ -

Net Assets:
Deferred annuity contracts
terminable by owners	$ -	$ -	$ -	$ -	$ -
Total net assets	$ -	$ -	$ -	$ -	$ -

Accumulation units outstanding:
M&E - 1.65%	-	-	-	-	-
M&E - 3.20%	-	-	-	-	-

Accumulation unit value:
M&E - 1.65%	$9.943594	$10.117256	$10.106925	$10.277403	$9.911555
M&E - 3.20%	$ -	$ -	$ -	$ -	$ -

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Assets and Liabilities
December 31, 2007

	ProFund VP Short Small-Cap	ProFund VP Money Market	Access VP High Yield	ProFund VP Europe 30	ProFund VP Oil & Gas
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	-	-	-	-	-
Cost	$ -	$ -	$ -	$ -	$ -

Investments in mutual funds,
at net asset value	$ -	$ -	$ -	$ -	$ -
Receivable for units sold	-	-	-	-	-
Total assets	-	-	-	-	-

Liabilities
Payable for units redeemed	-	-	-	-	-
	$ -	$ -	$ -	$ -	$ -

Net Assets:
Deferred annuity contracts
terminable by owners	$ -	$ -	$ -	$ -	$ -
Total net assets	$ -	$ -	$ -	$ -	$ -

Accumulation units outstanding:
M&E - 1.65%	-	-	-	-	-
M&E - 3.20%	-	-	-	-	-

Accumulation unit value:
M&E - 1.65%	$9.999645	$10.018893	$10.215922	$9.962522	$11.033257
M&E - 3.20%	$ -	$ -	$ -	$ -	$ -

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Assets and Liabilities
December 31, 2007

	ProFund VP Ultra Small-Cap	ProFund VP Utilities	ProFund VP Consumer Services	ProFund VP Pharmaceuticals	ProFund VP Small-Cap Value
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	-	-	-	-	-
Cost	$ -	$ -	$ -	$ -	$ -

Investments in mutual funds,
at net asset value	$ -	$ -	$ -	$ -	$ -
Receivable for units sold	-	-	-	-	-
Total assets	-	-	-	-	-

Liabilities
Payable for units redeemed	-	-	-	-	-
	$ -	$ -	$ -	$ -	$ -

Net Assets:
Deferred annuity contracts
terminable by owners	$ -	$ -	$ -	$ -	$ -
Total net assets	$ -	$ -	$ -	$ -	$ -

Accumulation units outstanding:
M&E - 1.65%	-	-	-	-	-
M&E - 3.20%	-	-	-	-	-

Accumulation unit value:
M&E - 1.65%	$9.703563	$10.269217	$9.737401	$9.870840	$9.792387
M&E - 3.20%	$ -	$ -	$ -	$ -	$ -

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Assets and Liabilities
December 31, 2007

	ProFund VP Asia 30	ProFund VP Japan	ProFund VP Short NASDAQ-100	ProFund VP U.S. Government Plus	ProFund VP Basic Materials
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	-	-	-	-	-
Cost	$ -	$ -	$ -	$ -	$ -

Investments in mutual funds,
at net asset value	$ -	$ -	$ -	$ -	$ -
Receivable for units sold	-	-	-	-	-
Total assets	-	-	-	-	-

Liabilities
Payable for units redeemed	-	-	-	-	-
	$ -	$ -	$ -	$ -	$ -

Net Assets:
Deferred annuity contracts
terminable by owners	$ -	$ -	$ -	$ -	$ -
Total net assets	$ -	$ -	$ -	$ -	$ -

Accumulation units outstanding:
M&E - 1.65%	-	-	-	-	-
M&E - 3.20%	-	-	-	-	-

Accumulation unit value:
M&E - 1.65%	$9.900938	$9.979331	$9.718985	$10.177834	$10.737587
M&E - 3.20%	$ -	$ -	$ -	$ -	$ -

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Assets and Liabilities
December 31, 2007

	ProFund VP Financials	ProFund VP Precious Metals	ProFund VP Telecommuni- cations	ProFund VP Falling US Dollar	ProFund VP Emerging Markets
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	-	-	-	-	-
Cost	$ -	$ -	$ -	$ -	$ -

Investments in mutual funds,
at net asset value	$ -	$ -	$ -	$ -	$ -
Receivable for units sold	-	-	-	-	-
Total assets	-	-	-	-	-

Liabilities
Payable for units redeemed	-	-	-	-	-
	$ -	$ -	$ -	$ -	$ -

Net Assets:
Deferred annuity contracts
terminable by owners	$ -	$ -	$ -	$ -	$ -
Total net assets	$ -	$ -	$ -	$ -	$ -

Accumulation units outstanding:
M&E - 1.65%	-	-	-	-	-
M&E - 3.20%	-	-	-	-	-

Accumulation unit value:
M&E - 1.65%	$9.529076	$10.117937	$10.142132	$9.941945	$10.097173
M&E - 3.20%	$ -	$ -	$ -	$ -	$ -

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Assets and Liabilities
December 31, 2007

	ProFund VP International	ProFund VP Mid-Cap	ProFund VP Short Emerging Markets	ProFund VP Short International
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	-	-	-	-
Cost	$ -	$ -	$ -	$ -

Investments in mutual funds,
at net asset value	$ -	$ -	$ -	$ -
Receivable for units sold	-	-	-	-
Total assets	-	-	-	-

Liabilities
Payable for units redeemed	-	-	-	-
	$ -	$ -	$ -	$ -

Net Assets:
Deferred annuity contracts
terminable by owners	$ -	$ -	$ -	$ -
Total net assets	$ -	$ -	$ -	$ -

Accumulation units outstanding:
M&E - 1.65%	-	-	-	-
M&E - 3.20%	-	-	-	-

Accumulation unit value:
M&E - 1.65%	$9.917929	$10.019830	$9.693888	$10.023772
M&E - 3.20%	$ -	$ -	$ -	$ -

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Operations
For the Period March 12, 2007 through December 31, 2007, except as noted

	Transamerica Money Market	Transamerica Value Balanced	Transamerica Balanced	Transamerica Convertible Securities	Transamerica Equity
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$ -	$ 2,483	$ 5,450	$ -	$ -
Expenses:
Administrative, mortality and
expense risk charge	-	1835	8967	-	47
Net investment income (loss)	-	648	(3,517)	-	(47)

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	-	1,527	2,099	-	-
Proceeds from sales	200	16,558	49,427	199	3,967
Cost of investments sold	200	16,974	47,858	200	3,938
Net realized capital gains (losses) on investments	-	1,111	3,668	(1)	29

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	-	-	-	-	-
End of period	-	(4,584)	13,430	-	95
Net change in unrealized appreciation/depreciation
of investments	-	(4,584)	13,430	-	95

Net realized and unrealized capital gains (losses)
on investments	-	(3,473)	17,098	(1)	124

Increase (decrease) in net assets from operations	$ -	$ (2,825)	$ 13,581	$ (1)	$ 77

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Operations
For the Period March 12, 2007 through December 31, 2007, except as noted

	Transamerica Growth Opportunities	Transamerica Small/Mid Cap Value	Transamerica U.S. Government Securities	JPMorgan Core Bond	Templeton Transamerica Global
	Subaccount	Subaccount	Subaccount	Subaccount (1)	Subaccount (1)
Net investment income (loss)
Income:
Dividends	$ 49	$ 909	$ 9,302	$ -	$ -
Expenses:
Administrative, mortality and
expense risk charge	1870	1780	3524	-	-
Net investment income (loss)	(1,821)	(871)	5,778	-	-

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	7,833	8,422	-	-	-
Proceeds from sales	5,745	5,657	10,827	100	100
Cost of investments sold	5,349	5,672	10,979	100	100
Net realized capital gains (losses) on investments	8,229	8,407	(152)	-	-

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	-	-	-	-	-
End of period	4,103	(3,650)	1,998	-	-
Net change in unrealized appreciation/depreciation
of investments	4,103	(3,650)	1,998	-	-

Net realized and unrealized capital gains (losses)
on investments	12,332	4,757	1,846	-	-

Increase (decrease) in net assets from operations	$ 10,511	$ 3,886	$ 7,624	$ -	$ -

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Operations
For the Period March 12, 2007 through December 31, 2007, except as noted

	Van Kampen Mid-Cap Growth	Federated Market Opportunity	BlackRock Large Cap Value	MFS International Equity	Third Avenue Value
	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)
Net investment income (loss)
Income:
Dividends	$ -	$ -	$ -	$ -	$ -
Expenses:
Administrative, mortality and
expense risk charge	-	-	-	-	-
Net investment income (loss)	-	-	-	-	-

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	-	-	-	-	-
Proceeds from sales	101	100	101	100	100
Cost of investments sold	100	100	100	100	100
Net realized capital gains (losses) on investments	1	-	1	-	-

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	-	-	-	-	-
End of period	-	-	-	-	-
Net change in unrealized appreciation/depreciation
of investments	-	-	-	-	-

Net realized and unrealized capital gains (losses)
on investments	1	-	1	-	-

Increase (decrease) in net assets from operations	$ 1	$ -	$ 1	$ -	$ -

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Operations
For the Period March 12, 2007 through December 31, 2007, except as noted

	Clarion Global Real Estate Securities	Marsico Growth	Munder Net50	T. Rowe Price Equity Income	T. Rowe Price Small Cap
	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)
Net investment income (loss)
Income:
Dividends	$ -	$ -	$ -	$ -	$ -
Expenses:
Administrative, mortality and
expense risk charge	-	-	-	-	-
Net investment income (loss)	-	-	-	-	-

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	-	-	-	-	-
Proceeds from sales	99	100	100	100	100
Cost of investments sold	100	100	100	100	100
Net realized capital gains (losses) on investments	(1)	-	-	-	-

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	-	-	-	-	-
End of period	-	-	-	-	-
Net change in unrealized appreciation/depreciation
of investments	-	-	-	-	-

Net realized and unrealized capital gains (losses)
on investments	(1)	-	-	-	-

Increase (decrease) in net assets from operations	$ (1)	$ -	$ -	$ -	$ -

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Operations
For the Period March 12, 2007 through December 31, 2007, except as noted

	Legg Mason Partners All Cap	Transamerica Science & Technology	Asset Allocation - Conservative	Asset Allocation - Moderate	Asset Allocation - Moderate Growth
	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)
Net investment income (loss)
Income:
Dividends	$ -	$ -	$ -	$ -	$ -
Expenses:
Administrative, mortality and
expense risk charge	-	-	-	-	-
Net investment income (loss)	-	-	-	-	-

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	-	-	-	-	-
Proceeds from sales	101	101	100	100	100
Cost of investments sold	100	100	100	100	100
Net realized capital gains (losses) on investments	1	1	-	-	-

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	-	-	-	-	-
End of period	-	-	-	-	-
Net change in unrealized appreciation/depreciation
of investments	-	-	-	-	-

Net realized and unrealized capital gains (losses)
on investments	1	1	-	-	-

Increase (decrease) in net assets from operations	$ 1	$ 1	$ -	$ -	$ -

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Operations
For the Period March 12, 2007 through December 31, 2007, except as noted

	Asset Allocation - Growth	PIMCO Total Return Bond	MFS High Yield	Capital Guardian Value	JPMorgan Enhanced Index
	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)
Net investment income (loss)
Income:
Dividends	$ -	$ -	$ -	$ -	$ -
Expenses:
Administrative, mortality and
expense risk charge	-	-	-	-	-
Net investment income (loss)	-	-	-	-	-

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	-	-	-	-	-
Proceeds from sales	100	100	100	100	101
Cost of investments sold	100	100	100	100	100
Net realized capital gains (losses) on investments	-	-	-	-	1

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	-	-	-	-	-
End of period	-	-	-	-	-
Net change in unrealized appreciation/depreciation
of investments	-	-	-	-	-

Net realized and unrealized capital gains (losses)
on investments	-	-	-	-	1

Increase (decrease) in net assets from operations	$ -	$ -	$ -	$ -	$ 1

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Operations
For the Period March 12, 2007 through December 31, 2007, except as noted

	International Moderate Growth Fund	Fidelity VIP Index 500	ProFund VP Bull	ProFund VP NASDAQ-100	ProFund VP Small-Cap
	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)
Net investment income (loss)
Income:
Dividends	$ -	$ -	$ -	$ -	$ -
Expenses:
Administrative, mortality and
expense risk charge	-	-	-	-	-
Net investment income (loss)	-	-	-	-	-

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	-	-	-	-	-
Proceeds from sales	100	101	101	101	100
Cost of investments sold	100	100	100	100	100
Net realized capital gains (losses) on investments	-	1	1	1	-

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	-	-	-	-	-
End of period	-	-	-	-	-
Net change in unrealized appreciation/depreciation
of investments	-	-	-	-	-

Net realized and unrealized capital gains (losses)
on investments	-	1	1	1	-

Increase (decrease) in net assets from operations	$ -	$ 1	$ 1	$ 1	$ -

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Operations
For the Period March 12, 2007 through December 31, 2007, except as noted

	ProFund VP Short Small-Cap	ProFund VP Money Market	Access VP High Yield	ProFund VP Europe 30	ProFund VP Oil & Gas
	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)
Net investment income (loss)
Income:
Dividends	$ -	$ -	$ -	$ -	$ -
Expenses:
Administrative, mortality and
expense risk charge	-	-	-	-	-
Net investment income (loss)	-	-	-	-	-

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	-	-	-	-	-
Proceeds from sales	100	100	100	100	102
Cost of investments sold	100	100	100	100	100
Net realized capital gains (losses) on investments	-	-	-	-	2

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	-	-	-	-	-
End of period	-	-	-	-	-
Net change in unrealized appreciation/depreciation
of investments	-	-	-	-	-

Net realized and unrealized capital gains (losses)
on investments	-	-	-	-	2

Increase (decrease) in net assets from operations	$ -	$ -	$ -	$ -	$ 2

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Operations
For the Period March 12, 2007 through December 31, 2007, except as noted

	ProFund VP Ultra Small-Cap	ProFund VP Utilities	ProFund VP Consumer Services	ProFund VP Pharmaceuticals	ProFund VP Small-Cap Value
	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)
Net investment income (loss)
Income:
Dividends	$ -	$ -	$ -	$ -	$ -
Expenses:
Administrative, mortality and
expense risk charge	-	-	-	-	-
Net investment income (loss)	-	-	-	-	-

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	-	-	-	-	-
Proceeds from sales	99	100	100	101	99
Cost of investments sold	100	100	100	100	100
Net realized capital gains (losses) on investments	(1)	-	-	1	(1)

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	-	-	-	-	-
End of period	-	-	-	-	-
Net change in unrealized appreciation/depreciation
of investments	-	-	-	-	-

Net realized and unrealized capital gains (losses)
on investments	(1)	-	-	1	(1)

Increase (decrease) in net assets from operations	$ (1)	$ -	$ -	$ 1	$ (1)

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Operations
For the Period March 12, 2007 through December 31, 2007, except as noted

	ProFund VP Asia 30	ProFund VP Japan	ProFund VP Short NASDAQ-100	ProFund VP U.S. Government Plus	ProFund VP Basic Materials
	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)
Net investment income (loss)
Income:
Dividends	$ -	$ -	$ -	$ -	$ -
Expenses:
Administrative, mortality and
expense risk charge	-	-	-	-	-
Net investment income (loss)	-	-	-	-	-

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	-	-	-	-	-
Proceeds from sales	100	100	99	100	100
Cost of investments sold	100	100	100	100	99
Net realized capital gains (losses) on investments	-	-	(1)	-	1

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	-	-	-	-	-
End of period	-	-	-	-	-
Net change in unrealized appreciation/depreciation
of investments	-	-	-	-	-

Net realized and unrealized capital gains (losses)
on investments	-	-	(1)	-	1

Increase (decrease) in net assets from operations	$ -	$ -	$ (1)	$ -	$ 1

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Operations
For the Period March 12, 2007 through December 31, 2007, except as noted

	ProFund VP Financials	ProFund VP Precious Metals	ProFund VP Telecommunications	ProFund VP Falling US Dollar	ProFund VP Emerging Markets
	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)
Net investment income (loss)
Income:
Dividends	$ -	$ -	$ -	$ -	$ -
Expenses:
Administrative, mortality and
expense risk charge	-	-	-	-	-
Net investment income (loss)	-	-	-	-	-

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	-	-	-	-	-
Proceeds from sales	99	101	101	100	102
Cost of investments sold	100	100	100	100	100
Net realized capital gains (losses) on investments	(1)	1	1	-	2

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	-	-	-	-	-
End of period	-	-	-	-	-
Net change in unrealized appreciation/depreciation
of investments	-	-	-	-	-

Net realized and unrealized capital gains (losses)
on investments	(1)	1	1	-	2

Increase (decrease) in net assets from operations	$ (1)	$ 1	$ 1	$ -	$ 2

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Operations
For the Period March 12, 2007 through December 31, 2007, except as noted

	ProFund VP International	ProFund VP Mid-Cap	ProFund VP Short Emerging Markets	ProFund VP Short International
	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)
Net investment income (loss)
Income:
Dividends	$ -	$ -	$ -	$ -
Expenses:
Administrative, mortality and
expense risk charge	-	-	-	-
Net investment income (loss)	-	-	-	-

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	-	-	-	-
Proceeds from sales	100	100	98	100
Cost of investments sold	100	100	100	100
Net realized capital gains (losses) on investments	-	-	(2)	-

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	-	-	-	-
End of period	-	-	-	-
Net change in unrealized appreciation/depreciation
of investments	-	-	-	-

Net realized and unrealized capital gains (losses)
on investments	-	-	(2)	-

Increase (decrease) in net assets from operations	$ -	$ -	$ (2)	$ -

See accompanying notes.

WRL Series Life Account G
Statements of Changes in Net Assets
Year Ended December 31, 2007, Except as Noted

	Transamerica Money Market		Transamerica Value Balanced		Transamerica Balanced		Transamerica Convertible Securities
	Subaccount		Subaccount		Subaccount		Subaccount
	2007 (1)	2006	2007 (1)	2006	2007 (1)	2006	2007 (1)	2006
Operations
Net investment income (loss)	$ -		$ 648		$ (3,517)		$ -
Net realized capital gains (losses)
on investments	-		1,111		3,668		(1)
Net change in unrealized appreciation/
depreciation of investments	-		(4,584)		13,430		-
Increase (decrease) in net assets
from operations	-		(2,825)		13,581		(1)

Contract transactions
Net contract purchase payments	-		-		-		-
Transfer payments from (to) other
subaccounts or general account	-		129,280		580,440		1
Contract terminations, withdrawals,
and other deductions	-		-		-		-
Contract maintenance charges	-		-		-		-
Increase (decrease) in net assets
from contract transactions	-		129,280		580,440		1
Net increase (decrease) in net assets	-		126,455		594,021		-

Net assets:
Beginning of the period	-		-		-		-
End of the period	$ -		$ 126,455		$ 594,021		$ -

See accompanying notes.

WRL Series Life Account G
Statements of Changes in Net Assets
Year Ended December 31, 2007, Except as Noted

	Transamerica Equity		Transamerica Growth Opportunities		Transamerica Small/Mid Cap Value		Transamerica U.S. Government Securities
	Subaccount		Subaccount		Subaccount		Subaccount
	2007 (1)	2006	2007 (1)	2006	2007 (1)	2006	2007 (1)	2006
Operations
Net investment income (loss)	$ (47)		$ (1,821)		$ (871)		$ 5,778
Net realized capital gains (losses)
on investments	29		8,229		8,407		(152)
Net change in unrealized appreciation/
depreciation of investments	95		4,103		(3,650)		1,998
Increase (decrease) in net assets
from operations	77		10,511		3,886		7,624

Contract transactions
Net contract purchase payments	-		-		-		1
Transfer payments from (to) other
subaccounts or general account	7,326		107,269		107,245		214,626
Contract terminations, withdrawals,
and other deductions	-		-		-		-
Contract maintenance charges	-		-		-		-
Increase (decrease) in net assets
from contract transactions	7,326		107,269		107,245		214,627
Net increase (decrease) in net assets	7,403		117,780		111,131		222,251

Net assets:
Beginning of the period	-		-		-		-
End of the period	$ 7,403		$ 117,780		$ 111,131		$ 222,251

See accompanying notes.

WRL Series Life Account G
Statements of Changes in Net Assets
Year Ended December 31, 2007, Except as Noted

	JPMorgan Core Bond		Templeton Transamerica Global		Van Kampen Mid-Cap Growth		Federated Market Opportunity
	Subaccount		Subaccount		Subaccount		Subaccount
	2007 (1)	2006	2007 (1)	2006	2007 (1)	2006	2007 (1)	2006
Operations
Net investment income (loss)	$ -		$ -		$ -		$ -
Net realized capital gains (losses)
on investments	-		-		1		-
Net change in unrealized appreciation/
depreciation of investments	-		-		-		-
Increase (decrease) in net assets
from operations	-		-		1		-

Contract transactions
Net contract purchase payments	-		-		-		-
Transfer payments from (to) other
subaccounts or general account	-		-		(1)		-
Contract terminations, withdrawals,
and other deductions	-		-		-		-
Contract maintenance charges	-		-		-		-
Increase (decrease) in net assets
from contract transactions	-		-		(1)		-
Net increase (decrease) in net assets	-		-		-		-

Net assets:
Beginning of the period	-		-		-		-
End of the period	$ -		$ -		$ -		$ -

See accompanying notes.

WRL Series Life Account G
Statements of Changes in Net Assets
Year Ended December 31, 2007, Except as Noted

	BlackRock Large Cap Value		MFS International Equity		Third Avenue Value		Clarion Global Real Estate Securities
	Subaccount		Subaccount		Subaccount		Subaccount
	2007 (1)	2006	2007 (1)	2006	2007 (1)	2006	2007 (1)	2006
Operations
Net investment income (loss)	$ -		$ -		$ -		$ -
Net realized capital gains (losses)
on investments	1		-		-		(1)
Net change in unrealized appreciation/
depreciation of investments	-		-		-		-
Increase (decrease) in net assets
from operations	1		-		-		(1)

Contract transactions
Net contract purchase payments	-		-		-		-
Transfer payments from (to) other
subaccounts or general account	(1)		-		-		1
Contract terminations, withdrawals,
and other deductions	-		-		-		-
Contract maintenance charges	-		-		-		-
Increase (decrease) in net assets
from contract transactions	(1)		-		-		1
Net increase (decrease) in net assets	-		-		-		-

Net assets:
Beginning of the period	-		-		-		-
End of the period	$ -		$ -		$ -		$ -

See accompanying notes.

WRL Series Life Account G
Statements of Changes in Net Assets
Year Ended December 31, 2007, Except as Noted

	Marsico Growth		Munder Net50		T. Rowe Price Equity Income		T. Rowe Price Small Cap
	Subaccount		Subaccount		Subaccount		Subaccount
	2007 (1)	2006	2007 (1)	2006	2007 (1)	2006	2007 (1)	2006
Operations
Net investment income (loss)	$ -		$ -		$ -		$ -
Net realized capital gains (losses)
on investments	-		-		-		-
Net change in unrealized appreciation/
depreciation of investments	-		-		-		-
Increase (decrease) in net assets
from operations	-		-		-		-

Contract transactions
Net contract purchase payments	-		-		-		-
Transfer payments from (to) other
subaccounts or general account	-		-		-		-
Contract terminations, withdrawals,
and other deductions	-		-		-		-
Contract maintenance charges	-		-		-		-
Increase (decrease) in net assets
from contract transactions	-		-		-		-
Net increase (decrease) in net assets	-		-		-		-

Net assets:
Beginning of the period	-		-		-		-
End of the period	$ -		$ -		$ -		$ -

See accompanying notes.

WRL Series Life Account G
Statements of Changes in Net Assets
Year Ended December 31, 2007, Except as Noted

	Legg Mason Partners All Cap		Transamerica Science & Technology		Asset Allocation - Conservative		Asset Allocation - Moderate
	Subaccount		Subaccount		Subaccount		Subaccount
	2007 (1)	2006	2007 (1)	2006	2007 (1)	2006	2007 (1)	2006
Operations
Net investment income (loss)	$ -		$ -		$ -		$ -
Net realized capital gains (losses)
on investments	1		1		-		-
Net change in unrealized appreciation/
depreciation of investments	-		-		-		-
Increase (decrease) in net assets
from operations	1		1		-		-

Contract transactions
Net contract purchase payments	-		-		-		-
Transfer payments from (to) other
subaccounts or general account	(1)		(1)		-		-
Contract terminations, withdrawals,
and other deductions	-		-		-		-
Contract maintenance charges	-		-		-		-
Increase (decrease) in net assets
from contract transactions	(1)		(1)		-		-
Net increase (decrease) in net assets	-		-		-		-

Net assets:
Beginning of the period	-		-		-		-
End of the period	$ -		$ -		$ -		$ -

See accompanying notes.

WRL Series Life Account G
Statements of Changes in Net Assets
Year Ended December 31, 2007, Except as Noted

	Asset Allocation - Moderate Growth		Asset Allocation - Growth		PIMCO Total Return Bond		MFS High Yield
	Subaccount		Subaccount		Subaccount		Subaccount
	2007 (1)	2006	2007 (1)	2006	2007 (1)	2006	2007 (1)	2006
Operations
Net investment income (loss)	$ -		$ -		$ -		$ -
Net realized capital gains (losses)
on investments	-		-		-		-
Net change in unrealized appreciation/
depreciation of investments	-		-		-		-
Increase (decrease) in net assets
from operations	-		-		-		-

Contract transactions
Net contract purchase payments	-		-		-		-
Transfer payments from (to) other
subaccounts or general account	-		-		-		-
Contract terminations, withdrawals,
and other deductions	-		-		-		-
Contract maintenance charges	-		-		-		-
Increase (decrease) in net assets
from contract transactions	-		-		-		-
Net increase (decrease) in net assets	-		-		-		-

Net assets:
Beginning of the period	-		-		-		-
End of the period	$ -		$ -		$ -		$ -

See accompanying notes.

WRL Series Life Account G
Statements of Changes in Net Assets
Year Ended December 31, 2007, Except as Noted

	Capital Guardian Value		JPMorgan Enhanced Index		International Moderate Growth Fund		Fidelity VIP Index 500
	Subaccount		Subaccount		Subaccount		Subaccount
	2007 (1)	2006	2007 (1)	2006	2007 (1)	2006	2007 (1)	2006
Operations
Net investment income (loss)	$ -		$ -		$ -		$ -
Net realized capital gains (losses)
on investments	-		1		-		1
Net change in unrealized appreciation/
depreciation of investments	-		-		-		-
Increase (decrease) in net assets
from operations	-		1		-		1

Contract transactions
Net contract purchase payments	-		-		-		-
Transfer payments from (to) other
subaccounts or general account	-		(1)		-		(1)
Contract terminations, withdrawals,
and other deductions	-		-		-		-
Contract maintenance charges	-		-		-		-
Increase (decrease) in net assets
from contract transactions	-		(1)		-		(1)
Net increase (decrease) in net assets	-		-		-		-

Net assets:
Beginning of the period	-		-		-		-
End of the period	$ -		$ -		$ -		$ -

See accompanying notes.

WRL Series Life Account G
Statements of Changes in Net Assets
Year Ended December 31, 2007, Except as Noted

	ProFund VP Bull		ProFund VP NASDAQ-100		ProFund VP Small-Cap		ProFund VP Short Small-Cap
	Subaccount		Subaccount		Subaccount		Subaccount
	2007 (1)	2006	2007 (1)	2006	2007 (1)	2006	2007 (1)	2006
Operations
Net investment income (loss)	$ -		$ -		$ -		$ -
Net realized capital gains (losses)
on investments	1		1		-		-
Net change in unrealized appreciation/
depreciation of investments	-		-		-		-
Increase (decrease) in net assets
from operations	1		1		-		-

Contract transactions
Net contract purchase payments	-		-		-		-
Transfer payments from (to) other
subaccounts or general account	(1)		(1)		-		-
Contract terminations, withdrawals,
and other deductions	-		-		-		-
Contract maintenance charges	-		-		-		-
Increase (decrease) in net assets
from contract transactions	(1)		(1)		-		-
Net increase (decrease) in net assets	-		-		-		-

Net assets:
Beginning of the period	-		-		-		-
End of the period	$ -		$ -		$ -		$ -

See accompanying notes.

WRL Series Life Account G
Statements of Changes in Net Assets
Year Ended December 31, 2007, Except as Noted

	ProFund VP Money Market		Access VP High Yield		ProFund VP Europe 30		ProFund VP Oil & Gas
	Subaccount		Subaccount		Subaccount		Subaccount
	2007 (1)	2006	2007 (1)	2006	2007 (1)	2006	2007 (1)	2006
Operations
Net investment income (loss)	$ -		$ -		$ -		$ -
Net realized capital gains (losses)
on investments	-		-		-		2
Net change in unrealized appreciation/
depreciation of investments	-		-		-		-
Increase (decrease) in net assets
from operations	-		-		-		2

Contract transactions
Net contract purchase payments	-		-		-		-
Transfer payments from (to) other
subaccounts or general account	-		-		-		(2)
Contract terminations, withdrawals,
and other deductions	-		-		-		-
Contract maintenance charges	-		-		-		-
Increase (decrease) in net assets
from contract transactions	-		-		-		(2)
Net increase (decrease) in net assets	-		-		-		-

Net assets:
Beginning of the period	-		-		-		-
End of the period	$ -		$ -		$ -		$ -

See accompanying notes.

WRL Series Life Account G
Statements of Changes in Net Assets
Year Ended December 31, 2007, Except as Noted

	ProFund VP Ultra Small-Cap		ProFund VP Utilities		ProFund VP Consumer Services		ProFund VP Pharmaceuticals
	Subaccount		Subaccount		Subaccount		Subaccount
	2007 (1)	2006	2007 (1)	2006	2007 (1)	2006	2007 (1)	2006
Operations
Net investment income (loss)	$ -		$ -		$ -		$ -
Net realized capital gains (losses)
on investments	(1)		-		-		1
Net change in unrealized appreciation/
depreciation of investments	-		-		-		-
Increase (decrease) in net assets
from operations	(1)		-		-		1

Contract transactions
Net contract purchase payments	-		-		-		-
Transfer payments from (to) other
subaccounts or general account	1		-		-		(1)
Contract terminations, withdrawals,
and other deductions	-		-		-		-
Contract maintenance charges	-		-		-		-
Increase (decrease) in net assets
from contract transactions	1		-		-		(1)
Net increase (decrease) in net assets	-		-		-		-

Net assets:
Beginning of the period	-		-		-		-
End of the period	$ -		$ -		$ -		$ -

See accompanying notes.

WRL Series Life Account G
Statements of Changes in Net Assets
Year Ended December 31, 2007, Except as Noted

	ProFund VP Small-Cap Value		ProFund VP Asia 30		ProFund VP Japan		ProFund VP Short NASDAQ-100
	Subaccount		Subaccount		Subaccount		Subaccount
	2007 (1)	2006	2007 (1)	2006	2007 (1)	2006	2007 (1)	2006
Operations
Net investment income (loss)	$ -		$ -		$ -		$ -
Net realized capital gains (losses)
on investments	(1)		-		-		(1)
Net change in unrealized appreciation/
depreciation of investments	-		-		-		-
Increase (decrease) in net assets
from operations	(1)		-		-		(1)

Contract transactions
Net contract purchase payments	-		-		-		-
Transfer payments from (to) other
subaccounts or general account	1		-		-		1
Contract terminations, withdrawals,
and other deductions	-		-		-		-
Contract maintenance charges	-		-		-		-
Increase (decrease) in net assets
from contract transactions	1		-		-		1
Net increase (decrease) in net assets	-		-		-		-

Net assets:
Beginning of the period	-		-		-		-
End of the period	$ -		$ -		$ -		$ -

See accompanying notes.

WRL Series Life Account G
Statements of Changes in Net Assets
Year Ended December 31, 2007, Except as Noted

	ProFund VP U.S. Government Plus		ProFund VP Basic Materials		ProFund VP Financials		ProFund VP Precious Metals
	Subaccount		Subaccount		Subaccount		Subaccount
	2007 (1)	2006	2007 (1)	2006	2007 (1)	2006	2007 (1)	2006
Operations
Net investment income (loss)	$ -		$ -		$ -		$ -
Net realized capital gains (losses)
on investments	-		1		(1)		1
Net change in unrealized appreciation/
depreciation of investments	-		-		-		-
Increase (decrease) in net assets
from operations	-		1		(1)		1

Contract transactions
Net contract purchase payments	-		-		-		-
Transfer payments from (to) other
subaccounts or general account	-		(1)		1		(1)
Contract terminations, withdrawals,
and other deductions	-		-		-		-
Contract maintenance charges	-		-		-		-
Increase (decrease) in net assets
from contract transactions	-		(1)		1		(1)
Net increase (decrease) in net assets	-		-		-		-

Net assets:
Beginning of the period	-		-		-		-
End of the period	$ -		$ -		$ -		$ -

See accompanying notes.

WRL Series Life Account G
Statements of Changes in Net Assets
Year Ended December 31, 2007, Except as Noted

	ProFund VP Telecommunications		ProFund VP Falling US Dollar		ProFund VP Emerging Markets		ProFund VP International
	Subaccount		Subaccount		Subaccount		Subaccount
	2007 (1)	2006	2007 (1)	2006	2007 (1)	2006	2007 (1)	2006
Operations
Net investment income (loss)	$ -		$ -		$ -		$ -
Net realized capital gains (losses)
on investments	1		-		2		-
Net change in unrealized appreciation/
depreciation of investments	-		-		-		-
Increase (decrease) in net assets
from operations	1		-		2		-

Contract transactions
Net contract purchase payments	-		-		-		-
Transfer payments from (to) other
subaccounts or general account	(1)		-		(2)		-
Contract terminations, withdrawals,
and other deductions	-		-		-		-
Contract maintenance charges	-		-		-		-
Increase (decrease) in net assets
from contract transactions	(1)		-		(2)		-
Net increase (decrease) in net assets	-		-		-		-

Net assets:
Beginning of the period	-		-		-		-
End of the period	$ -		$ -		$ -		$ -

See accompanying notes.

WRL Series Life Account G
Statements of Changes in Net Assets
Year Ended December 31, 2007, Except as Noted

	ProFund VP Mid-Cap		ProFund VP Short Emerging Markets		ProFund VP Short International
	Subaccount		Subaccount		Subaccount
	2007 (1)	2006	2007 (1)	2006	2007 (1)	2006
Operations
Net investment income (loss)	$ -		$ -		$ -
Net realized capital gains (losses)
on investments	-		(2)		-
Net change in unrealized appreciation/
depreciation of investments	-		-		-
Increase (decrease) in net assets
from operations	-		(2)		-

Contract transactions
Net contract purchase payments	-		-		-
Transfer payments from (to) other
subaccounts or general account	-		2		-
Contract terminations, withdrawals,
and other deductions	-		-		-
Contract maintenance charges	-		-		-
Increase (decrease) in net assets
from contract transactions	-		2		-
Net increase (decrease) in net assets	-		-		-

Net assets:
Beginning of the period	-		-		-
End of the period	$ -		$ -		$ -

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2007

1.	Organization and Summary of Significant Accounting Policies

Organization

The WRL Series Life Account G (the "Life Account") was established as a variable accumulation deferred annuity separate account of Western Reserve Life Assurance Co. of Ohio ("WRL") and is registered as a unit investment trust under the Investment Company Act of 1940, as ameneded.

The Life Account contains multiple investment options referred to as subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a fund. The Life Account contains multiple subaccounts (collectively referred to as the "Series Funds"). Each is registered as an open-ended managment investment company under the Investment Company Act of 1940, as amended.

Subaccount Investment by Fund:
AEGON/Transamerica Series Fund, Inc.:
Transamerica Money Market-Initial Class
Transamerica Value Balanced-Initial Class
Transamerica Balanced-Initial Class
Transamerica Convertible Securities-Initial Class
Transamerica Equity-Initial Class
Transamerica Growth Opportunities-Initial Class
Transamerica Small/Mid Cap Value-Initial Class
Transamerica U.S. Government Securities-Initial Class
JPMorgan Core Bond -Initial Class
Templeton Transamerica Global -Initial Class
Van Kampen Mid-Cap Growth -Initial Class
Federated Market Opportunity-Initial Class
BlackRock Large Cap Value -Initial Class
MFS International Equity -Initial Class
Third Avenue Value -Initial Class
Clarion Global Real Estate Securities -Initial Class
Marsico Growth -Initial Class
Munder Net50 -Initial Class
T. Rowe Price Equity Income -Initial Class
T. Rowe Price Small Cap -Initial Class
Legg Mason Partners All Cap -Initial Class
Transamerica Science & Technology -Initial Class
Asset Allocation - Conservative -Initial Class
Asset Allocation - Moderate -Initial Class
Asset Allocation - Moderate Growth -Initial Class
Asset Allocation - Growth -Initial Class
PIMCO Total Return Bond -Initial Class
MFS High Yield -Initial Class
Capital Guardian Value -Initial Class
JPMorgan Enhanced Index -Initial Class
International Moderate Growth Fund -Initial Class

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2007

1. Organization and Summary of Significant Accounting Policies (continued)
Fidelity Variable Insurance Products Fund (VIP):
Fidelity VIP Index 500-SC II

ProFunds Trust - Initial Class:
ProFund VP Bull
ProFund VP NASDAQ-100
ProFund VP Small-Cap
ProFund VP Short Small-Cap
ProFund VP Money Market
Access VP High Yield
ProFund VP Europe 30
ProFund VP Oil & Gas
ProFund VP Ultra Small-Cap
ProFund VP Utilities
ProFund VP Consumer Services
ProFund VP Pharmaceuticals
ProFund VP Small-Cap Value
ProFund VP Asia 30
ProFund VP Japan
ProFund VP Short NASDAQ-100
ProFund VP U.S. Government Plus
ProFund VP Basic Materials
ProFund VP Financials
ProFund VP Precious Metals
ProFund VP Telecommunications
ProFund VP Falling US Dollar
ProFund VP Emerging Markets
ProFund VP International
ProFund VP Mid-Cap
ProFund VP Short Emerging Markets
ProFund VP Short International

Each period reported on reflects inception to December 31, 2007. The inception dates are as follows:
Subaccount	Inception Date
Transamerica Money Market-Initial Class	March 12, 2007
Transamerica Value Balanced-Initial Class	March 12, 2007
Transamerica Balanced-Initial Class	March 12, 2007
Transamerica Convertible Securities-Initial Class	March 12, 2007
Transamerica Equity-Initial Class	March 12, 2007
Transamerica Growth Opportunities-Initial Class	March 12, 2007
Transamerica Small/Mid Cap Value-Initial Class	March 12, 2007
Transamerica U.S. Government Securities-Initial Class	March 12, 2007
JPMorgan Core Bond -Initial Class	November 15, 2007
Templeton Transamerica Global -Initial Class	November 15, 2007

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2007

1.	Organization and Summary of Significant Accounting Policies (continued)
	Van Kampen Mid-Cap Growth -Initial Class	November 15, 2007
	Federated Market Opportunity-Initial Class	November 15, 2007
	BlackRock Large Cap Value -Initial Class	November 15, 2007
	MFS International Equity -Initial Class	November 15, 2007
	Third Avenue Value -Initial Class	November 15, 2007
	Clarion Global Real Estate Securities -Initial Class	November 15, 2007
	Marsico Growth -Initial Class	November 15, 2007
	Munder Net50 -Initial Class	November 15, 2007
	T. Rowe Price Equity Income -Initial Class	November 15, 2007
	T. Rowe Price Small Cap -Initial Class	November 15, 2007
	Legg Mason Partners All Cap -Initial Class	November 15, 2007
	Transamerica Science & Technology -Initial Class	November 15, 2007
	Asset Allocation - Conservative -Initial Class	November 15, 2007
	Asset Allocation - Moderate -Initial Class	November 15, 2007
	Asset Allocation - Moderate Growth -Initial Class	November 15, 2007
	Asset Allocation - Growth -Initial Class	November 15, 2007
	PIMCO Total Return Bond -Initial Class	November 15, 2007
	MFS High Yield -Initial Class	November 15, 2007
	Capital Guardian Value -Initial Class	November 15, 2007
	JPMorgan Enhanced Index -Initial Class	November 15, 2007
	International Moderate Growth Fund -Initial Class	November 15, 2007
	Fidelity VIP Index 500-SC II	November 15, 2007
	ProFund VP Bull	November 15, 2007
	ProFund VP NASDAQ-100	November 15, 2007
	ProFund VP Small-Cap	November 15, 2007
	ProFund VP Short Small-Cap	November 15, 2007
	ProFund VP Money Market	November 15, 2007
	Access VP High Yield	November 15, 2007
	ProFund VP Europe 30	November 15, 2007
	ProFund VP Oil & Gas	November 15, 2007
	ProFund VP Ultra Small-Cap	November 15, 2007
	ProFund VP Utilities	November 15, 2007
	ProFund VP Consumer Services	November 15, 2007
	ProFund VP Pharmaceuticals	November 15, 2007
	ProFund VP Small-Cap Value	November 15, 2007
	ProFund VP Asia 30	November 15, 2007
	ProFund VP Japan	November 15, 2007
	ProFund VP Short NASDAQ-100	November 15, 2007
	ProFund VP U.S. Government Plus	November 15, 2007
	ProFund VP Basic Materials	November 15, 2007
	ProFund VP Financials	November 15, 2007
	ProFund VP Precious Metals	November 15, 2007
	ProFund VP Telecommunications	November 15, 2007
	ProFund VP Falling US Dollar	November 15, 2007

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2007

1.	Organization and Summary of Significant Accounting Policies (continued)
	ProFund VP Emerging Markets	November 15, 2007
	ProFund VP International	November 15, 2007
	ProFund VP Mid-Cap	November 15, 2007
	ProFund VP Short Emerging Markets	November 15, 2007
	ProFund VP Short International	November 15, 2007

Investments

Net purchase payments received by the Life Account are invested in the portfolios of the Series Funds, as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2007.

Realized capital gains and losses from the sales of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the mutual funds are included in the Statements of Operations.

Dividend Income

Dividends received from the Series Funds investments are reinvested to purchase additional mutual fund shares.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2007

2.	Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2007 were as follows:

	Purchases	Sales
AEGON/Transamerica Series Fund, Inc.:
Transamerica Money Market-Initial Class	$ 200	$ 200
Transamerica Value Balanced-Initial Class	148,013	16,558
Transamerica Balanced-Initial Class	628,449	49,427
Transamerica Convertible Securities-Initial Class	200	199
Transamerica Equity-Initial Class	11,247	3,967
Transamerica Growth Opportunities-Initial Class	119,026	5,745
Transamerica Small/Mid Cap Value-Initial Class	120,453	5,657
Transamerica U.S. Government Securities-Initial Class	231,232	10,827
JPMorgan Core Bond -Initial Class	100	100
Templeton Transamerica Global -Initial Class	100	100
Van Kampen Mid-Cap Growth -Initial Class	100	101
Federated Market Opportunity-Initial Class	100	100
BlackRock Large Cap Value -Initial Class	100	101
MFS International Equity -Initial Class	100	100
Third Avenue Value -Initial Class	100	100
Clarion Global Real Estate Securities -Initial Class	100	99
Marsico Growth -Initial Class	100	100
Munder Net50 -Initial Class	100	100
T. Rowe Price Equity Income -Initial Class	100	100
T. Rowe Price Small Cap -Initial Class	100	100
Legg Mason Partners All Cap -Initial Class	100	101
Transamerica Science & Technology -Initial Class	100	101
Asset Allocation - Conservative -Initial Class	100	100
Asset Allocation - Moderate -Initial Class	100	100
Asset Allocation - Moderate Growth -Initial Class	100	100
Asset Allocation - Growth -Initial Class	100	100
PIMCO Total Return Bond -Initial Class	100	100
MFS High Yield -Initial Class	100	100
Capital Guardian Value -Initial Class	100	100
JPMorgan Enhanced Index -Initial Class	100	101
International Moderate Growth Fund -Initial Class	100	100

Fidelity Variable Insurance Products Fund (VIP)
Fidelity VIP Index 500-SC II	100	101

ProFunds Trust - Initial Class
ProFund VP Bull	100	101
ProFund VP NASDAQ-100	100	101
ProFund VP Small-Cap	100	100
ProFund VP Short Small-Cap	100	100
ProFund VP Money Market	100	100
Access VP High Yield	100	100

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2007

Investments (continued)
	Purchases	Sales

ProFund VP Europe 30	$ 100	$ 100
ProFund VP Oil & Gas	100	102
ProFund VP Ultra Small-Cap	100	99
ProFund VP Utilities	100	100
ProFund VP Consumer Services	100	100
ProFund VP Pharmaceuticals	100	101
ProFund VP Small-Cap Value	100	99
ProFund VP Asia 30	100	100
ProFund VP Japan	100	100
ProFund VP Short NASDAQ-100	100	99
ProFund VP U.S. Government Plus	100	100
ProFund VP Basic Materials	99	100
ProFund VP Financials	100	99
ProFund VP Precious Metals	100	101
ProFund VP Telecommunications	100	101
ProFund VP Falling US Dollar	100	100
ProFund VP Emerging Markets	100	102
ProFund VP International	100	100
ProFund VP Mid-Cap	100	100
ProFund VP Short Emerging Markets	100	98
ProFund VP Short International	100	100

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2007

3. Accumulation Units Outstanding
## #VALUE!	#VALUE!
A summary of changes in accumulation units outstanding follows:

	Transamerica Money Market	Transamerica Value Balanced	Transamerica Balanced	Transamerica Convertible Securities	Transamerica Equity
	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)
Units outstanding at
January 1, 2005
Units purchased
Units redeemed and
transferred
Units outstanding at
January 1, 2007	-	-	-	-	-
Units purchased	2	13,525	58,145	2	974
Units redeemed and
transferred	(2)	(1,353)	(3,638)	(2)	(320)
Units outstanding at
December 31, 2007	-	12,172	54,507	-	654

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2007

3. Accumulation Units Outstanding
## #VALUE!	#VALUE!
A summary of changes in accumulation units outstanding follows:

	Transamerica Growth Opportunities	Transamerica Small/Mid Cap Value	Transamerica U.S. Government Securities	JPMorgan Core Bond	Templeton Transamerica Global
	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)
Units outstanding at
January 1, 2005
Units purchased
Units redeemed and
transferred
Units outstanding at
January 1, 2007	-	-	-	-	-
Units purchased	10,272	9,586	22,579	1	1
Units redeemed and
transferred	(298)	(294)	(721)	(1)	(1)
Units outstanding at
December 31, 2007	9,974	9,292	21,858	-	-

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2007

3. Accumulation Units Outstanding
## #VALUE!	#VALUE!
A summary of changes in accumulation units outstanding follows:

	Van Kampen Mid-Cap Growth	Federated Market Opportunity	BlackRock Large Cap Value	MFS International Equity	Third Avenue Value
	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)
Units outstanding at
January 1, 2005
Units purchased
Units redeemed and
transferred
Units outstanding at
January 1, 2007	-	-	-	-	-
Units purchased	1	1	1	1	1
Units redeemed and
transferred	(1)	(1)	(1)	(1)	(1)
Units outstanding at
December 31, 2007	-	-	-	-	-

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2007

3. Accumulation Units Outstanding
## #VALUE!	#VALUE!
A summary of changes in accumulation units outstanding follows:

	Clarion Global Real Estate Securities	Marsico Growth	Munder Net50	T. Rowe Price Equity Income	T. Rowe Price Small Cap
	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)
Units outstanding at
January 1, 2005
Units purchased
Units redeemed and
transferred
Units outstanding at
January 1, 2007	-	-	-	-	-
Units purchased	1	1	1	1	1
Units redeemed and
transferred	(1)	(1)	(1)	(1)	(1)
Units outstanding at
December 31, 2007	-	-	-	-	-

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2007

3. Accumulation Units Outstanding
## #VALUE!	#VALUE!
A summary of changes in accumulation units outstanding follows:

	Legg Mason Partners All Cap	Transamerica Science & Technology	Asset Allocation - Conservative	Asset Allocation - Moderate	Asset Allocation - Moderate Growth
	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)
Units outstanding at
January 1, 2005
Units purchased
Units redeemed and
transferred
Units outstanding at
January 1, 2007	-	-	-	-	-
Units purchased	1	1	1	1	1
Units redeemed and
transferred	(1)	(1)	(1)	(1)	(1)
Units outstanding at
December 31, 2007	-	-	-	-	-

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2007

3. Accumulation Units Outstanding
## #VALUE!	#VALUE!
A summary of changes in accumulation units outstanding follows:

	Asset Allocation - Growth	PIMCO Total Return Bond	MFS High Yield	Capital Guardian Value	JPMorgan Enhanced Index
	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)
Units outstanding at
January 1, 2005
Units purchased
Units redeemed and
transferred
Units outstanding at
January 1, 2007	-	-	-	-	-
Units purchased	1	1	1	1	1
Units redeemed and
transferred	(1)	(1)	(1)	(1)	(1)
Units outstanding at
December 31, 2007	-	-	-	-	-

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2007

3. Accumulation Units Outstanding
## #VALUE!	#VALUE!
A summary of changes in accumulation units outstanding follows:

	International Moderate Growth Fund	Fidelity VIP Index 500	ProFund VP Bull	ProFund VP NASDAQ-100	ProFund VP Small-Cap
	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)
Units outstanding at
January 1, 2005
Units purchased
Units redeemed and
transferred
Units outstanding at
January 1, 2007	-	-	-	-	-
Units purchased	1	1	1	1	1
Units redeemed and
transferred	(1)	(1)	(1)	(1)	(1)
Units outstanding at
December 31, 2007	-	-	-	-	-

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2007

3. Accumulation Units Outstanding
## #VALUE!	#VALUE!
A summary of changes in accumulation units outstanding follows:

	ProFund VP Short Small-Cap	ProFund VP Money Market	Access VP High Yield	ProFund VP Europe 30	ProFund VP Oil & Gas
	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)
Units outstanding at
January 1, 2005
Units purchased
Units redeemed and
transferred
Units outstanding at
January 1, 2007	-	-	-	-	-
Units purchased	1	1	1	1	1
Units redeemed and
transferred	(1)	(1)	(1)	(1)	(1)
Units outstanding at
December 31, 2007	-	-	-	-	-

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2007

3. Accumulation Units Outstanding
## #VALUE!	#VALUE!
A summary of changes in accumulation units outstanding follows:

	ProFund VP Ultra Small-Cap	ProFund VP Utilities	ProFund VP Consumer Services	ProFund VP Pharmaceuticals	ProFund VP Small-Cap Value
	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)
Units outstanding at
January 1, 2005
Units purchased
Units redeemed and
transferred
Units outstanding at
January 1, 2007	-	-	-	-	-
Units purchased	1	1	1	1	1
Units redeemed and
transferred	(1)	(1)	(1)	(1)	(1)
Units outstanding at
December 31, 2007	-	-	-	-	-

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2007

3. Accumulation Units Outstanding
## #VALUE!	#VALUE!
A summary of changes in accumulation units outstanding follows:

	ProFund VP Asia 30	ProFund VP Japan	ProFund VP Short NASDAQ-100	ProFund VP U.S. Government Plus	ProFund VP Basic Materials
	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)
Units outstanding at
January 1, 2005
Units purchased
Units redeemed and
transferred
Units outstanding at
January 1, 2007	-	-	-	-	-
Units purchased	1	1	1	1	1
Units redeemed and
transferred	(1)	(1)	(1)	(1)	(1)
Units outstanding at
December 31, 2007	-	-	-	-	-

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2007

3. Accumulation Units Outstanding
## #VALUE!	#VALUE!
A summary of changes in accumulation units outstanding follows:

	ProFund VP Financials	ProFund VP Precious Metals	ProFund VP Telecommunications	ProFund VP Falling US Dollar	ProFund VP Emerging Markets
	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)
Units outstanding at
January 1, 2005
Units purchased
Units redeemed and
transferred
Units outstanding at
January 1, 2007	-	-	-	-	-
Units purchased	1	1	1	1	1
Units redeemed and
transferred	(1)	(1)	(1)	(1)	(1)
Units outstanding at
December 31, 2007	-	-	-	-	-

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2007

3. Accumulation Units Outstanding
## #VALUE!	#VALUE!
A summary of changes in accumulation units outstanding follows:

	ProFund VP International	ProFund VP Mid-Cap	ProFund VP Short Emerging Markets	ProFund VP Short International
	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount (1)
Units outstanding at
January 1, 2005
Units purchased
Units redeemed and
transferred
Units outstanding at
January 1, 2007	-	-	-	-
Units purchased	1	1	1	1
Units redeemed and
transferred	(1)	(1)	(1)	(1)
Units outstanding at
December 31, 2007	-	-	-	-

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2007

4.	Financial Highlights

The Life Account offers various death benefit options, which have differing fees that are charged against the contract owner's account balance. These charges are discussed in more detail in the individual's policy. Differences in the fee structures for these units results in different unit values, expense ratios, and total returns.

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Corresponding to Lowest to Highest Expense Ratio
Transamerica Money Market
12/31/2007(1)	-	$10.04	to	$10.14	$ -	-	1.65%	to	3.20%	0.36%	to	1.39%
Transamerica Value Balanced
12/31/2007(1)	12,172	10.09	to	10.39	126,455	3.52	1.65	to	3.20	0.93	to	3.89
Transamerica Balanced
12/31/2007(1)	54,507	10.26	to	10.90	594,021	1.59	1.65	to	3.20	2.56	to	8.98
Transamerica Convertible Securities
12/31/2007(1)	-	10.04	to	11.46	-	-	1.65	to	3.20	0.36	to	14.62
Transamerica Equity
12/31/2007(1)	654	10.45	to	11.32	7,403	-	1.65	to	3.20	4.49	to	13.20
Transamerica Growth Opportunities
12/31/2007(1)	9,974	9.87	to	11.81	117,780	0.07	1.65	to	3.20	(1.35)	to	18.08
Transamerica Small/Mid Cap Value
12/31/2007(1)	9,292	10.08	to	11.96	111,131	1.34	1.65	to	3.20	0.80	to	19.60
Transamerica U.S. Government Securities
12/31/2007(1)	21,858	10.04	to	10.17	222,251	6.94	1.65	to	3.20	0.38	to	1.68
JPMorgan Core Bond
12/31/2007(1)	-	10.06	to	10.06	-	-	1.65	to	1.65	0.65	to	0.65
Templeton Transamerica Global
12/31/2007(1)	-	10.22	to	10.22	-	-	1.65	to	1.65	2.20	to	2.20
Van Kampen Mid-Cap Growth
12/31/2007(1)	-	10.10	to	10.10	-	-	1.65	to	1.65	1.05	to	1.05
Federated Market Opportunity
12/31/2007(1)	-	9.91	to	9.91	-	-	1.65	to	1.65	(0.95)	to	(0.95)
BlackRock Large Cap Value
12/31/2007(1)	-	10.29	to	10.29	-	-	1.65	to	1.65	2.85	to	2.85
MFS International Equity
12/31/2007(1)	-	10.07	to	10.07	-	-	1.65	to	1.65	0.70	to	0.70
Third Avenue Value
12/31/2007(1)	-	9.91	to	9.91	-	-	1.65	to	1.65	(0.94)	to	(0.94)

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2007

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Corresponding to Lowest to Highest Expense Ratio
Clarion Global Real Estate Securities
12/31/2007(1)	-	$9.58	to	$9.58	$ -	-	1.65%	to	1.65%	(4.21)%	to	(4.21)%
Marsico Growth
12/31/2007(1)	-	10.20	to	10.20	-	-	1.65	to	1.65	2.00	to	2.00
Munder Net50
12/31/2007(1)	-	10.06	to	10.06	-	-	1.65	to	1.65	0.65	to	0.65
T. Rowe Price Equity Income
12/31/2007(1)	-	10.06	to	10.06	-	-	1.65	to	1.65	0.64	to	0.64
T. Rowe Price Small Cap
12/31/2007(1)	-	10.06	to	10.06	-	-	1.65	to	1.65	0.58	to	0.58
Legg Mason Partners All Cap
12/31/2007(1)	-	10.11	to	10.11	-	-	1.65	to	1.65	1.10	to	1.10
Transamerica Science & Technology
12/31/2007(1)	-	10.53	to	10.53	-	-	1.65	to	1.65	5.30	to	5.30
Asset Allocation - Conservative
12/31/2007(1)	-	10.01	to	10.01	-	-	1.65	to	1.65	0.06	to	0.06
Asset Allocation - Moderate
12/31/2007(1)	-	10.03	to	10.03	-	-	1.65	to	1.65	0.26	to	0.26
Asset Allocation - Moderate Growth
12/31/2007(1)	-	10.03	to	10.03	-	-	1.65	to	1.65	0.29	to	0.29
Asset Allocation - Growth
12/31/2007(1)	-	10.02	to	10.02	-	-	1.65	to	1.65	0.23	to	0.23
PIMCO Total Return Bond
12/31/2007(1)	-	10.14	to	10.14	-	-	1.65	to	1.65	1.36	to	1.36
MFS High Yield
12/31/2007(1)	-	9.97	to	9.97	-	-	1.65	to	1.65	(0.32)	to	(0.32)
Capital Guardian Value
12/31/2007(1)	-	9.67	to	9.67	-	-	1.65	to	1.65	(3.27)	to	(3.27)
JPMorgan Enhanced Index
12/31/2007(1)	-	10.08	to	10.08	-	-	1.65	to	1.65	0.77	to	0.77
International Moderate Growth Fund
12/31/2007(1)	-	9.94	to	9.94	-	-	1.65	to	1.65	(0.56)	to	(0.56)
Fidelity VIP Index 500
12/31/2007(1)	-	10.12	to	10.12	-	-	1.65	to	1.65	1.17	to	1.17

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2007

4. Financial Highlights (continued)
Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Corresponding to Lowest to Highest Expense Ratio
ProFund VP Bull
12/31/2007(1)	-	$10.11	to	$10.11	$ -	-	1.65%	to	1.65%	1.07%	to	1.07%
ProFund VP NASDAQ-100
12/31/2007(1)	-	10.28	to	10.28	-	-	1.65	to	1.65	2.77	to	2.77
ProFund VP Small-Cap
12/31/2007(1)	-	9.91	to	9.91	-	-	1.65	to	1.65	(0.88)	to	(0.88)
ProFund VP Short Small-Cap
12/31/2007(1)	-	10.00	to	10.00	-	-	1.65	to	1.65	(0.00)	to	(0.00)
ProFund VP Money Market
12/31/2007(1)	-	10.02	to	10.02	-	-	1.65	to	1.65	0.19	to	0.19
Access VP High Yield
12/31/2007(1)	-	10.22	to	10.22	-	-	1.65	to	1.65	2.16	to	2.16
ProFund VP Europe 30
12/31/2007(1)	-	9.96	to	9.96	-	-	1.65	to	1.65	(0.37)	to	(0.37)
ProFund VP Oil & Gas
12/31/2007(1)	-	11.03	to	11.03	-	-	1.65	to	1.65	10.33	to	10.33
ProFund VP Ultra Small-Cap
12/31/2007(1)	-	9.70	to	9.70	-	-	1.65	to	1.65	(2.96)	to	(2.96)
ProFund VP Utilities
12/31/2007(1)	-	10.27	to	10.27	-	-	1.65	to	1.65	2.69	to	2.69
ProFund VP Consumer Services
12/31/2007(1)	-	9.74	to	9.74	-	-	1.65	to	1.65	(2.63)	to	(2.63)
ProFund VP Pharmaceuticals
12/31/2007(1)	-	9.87	to	9.87	-	-	1.65	to	1.65	(1.29)	to	(1.29)
ProFund VP Small-Cap Value
12/31/2007(1)	-	9.79	to	9.79	-	-	1.65	to	1.65	(2.08)	to	(2.08)
ProFund VP Asia 30
12/31/2007(1)	-	9.90	to	9.90	-	-	1.65	to	1.65	(0.99)	to	(0.99)
ProFund VP Japan
12/31/2007(1)	-	9.98	to	9.98	-	-	1.65	to	1.65	(0.21)	to	(0.21)
ProFund VP Short NASDAQ-100
12/31/2007(1)	-	9.72	to	9.72	-	-	1.65	to	1.65	(2.81)	to	(2.81)
ProFund VP U.S. Government Plus
12/31/2007(1)	-	10.18	to	10.18	-	-	1.65	to	1.65	1.78	to	1.78

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2007

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Corresponding to Lowest to Highest Expense Ratio
ProFund VP Basic Materials
12/31/2007(1)	-	$10.74	to	$10.74	$ -	-	1.65%	to	1.65%	7.38%	to	7.38%
ProFund VP Financials
12/31/2007(1)	-	9.53	to	9.53	-	-	1.65	to	1.65	(4.71)	to	(4.71)
ProFund VP Precious Metals
12/31/2007(1)	-	10.12	to	10.12	-	-	1.65	to	1.65	1.18	to	1.18
ProFund VP Telecommunications
12/31/2007(1)	-	10.14	to	10.14	-	-	1.65	to	1.65	1.42	to	1.42
ProFund VP Falling US Dollar
12/31/2007(1)	-	9.94	to	9.94	-	-	1.65	to	1.65	(0.58)	to	(0.58)
ProFund VP Emerging Markets
12/31/2007(1)	-	10.10	to	10.10	-	-	1.65	to	1.65	0.97	to	0.97
ProFund VP International
12/31/2007(1)	-	9.92	to	9.92	-	-	1.65	to	1.65	(0.82)	to	(0.82)
ProFund VP Mid-Cap
12/31/2007(1)	-	10.02	to	10.02	-	-	1.65	to	1.65	0.20	to	0.20
ProFund VP Short Emerging Markets
12/31/2007(1)	-	9.69	to	9.69	-	-	1.65	to	1.65	(3.06)	to	(3.06)
ProFund VP Short International
12/31/2007(1)	-	10.02	to	10.02	-	-	1.65	to	1.65	0.24	to	0.24

* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Fund in which the subaccounts invest. These ratios are annualized for periods less than one year.

** These ratios represent the annualized contract expenses of the Life Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded. These charges range from 1.65% to 3.20% of the average contract owner's account value depending on the options selected. Refer to the product's prospectus for specific details. Expense ratio(s) for periods of less than one year have been annualized.

*** These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total returns reflect a full twelve month period except for those subaccounts indicated as being a partial year in the Organization and Summary of Significant Accounting Policies footnote.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2007

5.	Administrative, Mortality, and Expense Risk Charge

Under some forms of the policies, a sales charge and premium taxes are deducted by WRL prior to allocation of policy owner payments to the subaccounts. Contingent surrender charges may also apply.

Under all forms of the policy, monthly charges against policy cash values are made to compensate WRL for costs of insurance provided.

A daily charge equal to an annual rate from 1.65% and 3.20% of average daily net assets is assessed to compensate WRL for assumption of mortality and expense risks in connection with the issuance and administration of the policies. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.

6.	Income Taxes

Operations of the Life Account form a part of WRL, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Life Account are accounted for separately from other operations of WRL for purposes of federal income taxation. The Life Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from WRL. Under existing federal income tax laws, the income of the Life Account is not taxable to WRL, as long as earnings are credited under the variable annuity contracts.

7.	Dividend Distributions

Dividends are not declared by the Life Account, since the increase in the value of the underlying investment in the Series Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Life Account. Consequently, a dividend distribution by the underlying Series Funds does not change either the accumulation unit price or equity values within the Life Account.

Report of Independent Registered Public Accounting Firm

The Board of Directors

Western Reserve Life Assurance Co. of Ohio

We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Co. of Ohio (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2007 and 2006, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2007. Our audit also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles also are described in Note 1. The effects on the financial statement of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2007 and 2006, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2007.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2007 and 2006, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2007, in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2006 Western Reserve Life Assurance Co. of Ohio changed its accounting for investments in certain low income housing tax credit properties.

March 28, 2008

Western Reserve Life Assurance Co. of Ohio

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2007	2006
Admitted assets
Cash and invested assets:
Bonds	$696,849	$623,828
Preferred stocks	4,673	4,796
Common stocks of affiliated entities (cost: 2007 - $20,659 and 2006 - $19,901)	24,397	23,000
Mortgage loans on real estate	24,493	25,548
Home office properties	38,574	39,428
Cash, cash equivalents and short-term investments	45,633	112,307
Policy loans	410,844	344,781
Other invested assets	10,358	11,993

Total cash and invested assets	1,255,821	1,185,681

Net deferred income tax asset	30,879	30,527
Premiums deferred and uncollected	4,970	5,027
Reinsurance receivable	8,579	3,235
Receivable from parent, subsidiaries and affiliates	16,005	31,579
Investment income due and accrued	7,722	6,941
Cash surrender value of life insurance policies	63,948	61,729
Other admitted assets	7,386	7,665
Separate account assets	10,373,595	10,196,130

Total admitted assets	$11,768,905	$11,528,514

	December 31
	2007	2006
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$1,055,742	$986,405
Annuity	596,029	636,572
Life policy and contract claim reserves	15,373	12,884
Liability for deposit-type contracts	16,119	16,456
Other policyholders’ funds	50	50
Remittances and items not allocated	9,202	10,526
Borrowed funds	—	18,885
Federal and foreign income taxes payable	973	9,508
Transfers to separate account due or accrued	(888,410)	(931,425)
Asset valuation reserve	7,096	5,858
Funds held under coinsurance and other reinsurance treaties	16,541	16,095
Payable to affiliates Amounts incurred under modified coinsurance agreements	37,892 3,607	41,262 4,351
Payable for securities	—	865
Unearned investment income	10,472	9,589
Other liabilities	25,921	27,405
Separate account liabilities	10,373,595	10,196,130

Total liabilities	11,280,202	11,061,416

Capital and surplus:
Common stock, $1.00 par value, 3,000,000 shares authorized and 2,500,000 shares issued and outstanding	2,500	2,500
Paid-in surplus	151,259	151,781
Unassigned surplus	334,944	312,817

Total capital and surplus	488,703	467,098

Total liabilities and capital and surplus	$11,768,905	$11,528,514

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$583,890	$582,936	$578,361
Annuity	429,894	584,189	568,168
Net investment income	68,832	64,109	86,812
Amortization of interest maintenance reserve	(510)	(437)	45
Commissions and expense allowances on reinsurance ceded	11,826	9,385	3,383
Reserve adjustments on reinsurance ceded	10,216	8,451	(1,018)
Income from fees associated with investment management, administration and contract guarantees for separate accounts	137,410	128,081	114,078
Income earned on company owned life insurance	2,323	2,257	2,267
Income from administrative service agreement with affiliate	38,629	36,528	—
Other income	6,130	5,320	7,615

	1,288,640	1,420,819	1,359,711

Benefits and expenses:
Benefits paid or provided for:
Life	74,138	65,610	80,266
Surrender benefits	1,206,556	1,047,578	963,670
Annuity benefits	49,912	47,275	40,836
Other benefits	1,564	2,587	2,586
Increase (decrease) in aggregate reserves for policies and contracts:
Life	69,337	34,451	511,178
Annuity	(40,543)	(56,276)	(78,445)

	1,360,964	1,141,225	1,520,091
Insurance expenses:
Commissions	174,497	167,682	156,876
General insurance expenses	111,553	101,204	92,552
Taxes, licenses and fees	20,455	16,459	15,204
Net transfers from separate accounts	(576,044)	(186,676)	(571,654)
Other expenses	947	1,274	1,527

	(268,592)	99,943	(305,495)

Total benefits and expenses	1,092,372	1,241,168	1,214,596

Gain from operations before dividends to policyholders, federal income tax expense and net realized capital gains (losses) on investments	196,268	179,651	145,115
Dividends to policyholders	27	29	30

Gain from operations before federal income tax expense and net realized capital gains (losses) on investments	196,241	179,622	145,085
Federal income tax expense	61,963	67,978	39,955

Income from operations before net realized capital gains (losses) on investments	134,278	111,644	105,130
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts transferred to interest maintenance reserve)	(2,623)	345	(584)

Net income	$131,655	$111,989	$104,546

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Thousands)

	Common Stock	Paid-In Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2005	$2,500	$151,019	$124,402	$277,921
Net income	—	—	104,546	104,546
Change in net unrealized capital gains and losses	—	—	17,411	17,411
Change in non-admitted assets	—	—	(27,593)	(27,593)
Change in asset valuation reserve	—	—	(2,828)	(2,828)
Change in liability for reinsurance in unauthorized companies	—	—	(259)	(259)
Change in surplus in separate accounts	—	—	(241)	(241)
Change in net deferred income tax asset	—	—	22,511	22,511
Surplus effect of reinsurance transaction	—	—	(1,185)	(1,185)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	1,166	—	1,166

Balance at December 31, 2005	2,500	152,185	236,764	391,449
Net income	—	—	111,989	111,989
Change in net unrealized capital gains and losses	—	—	(43,656)	(43,656)
Change in non-admitted assets	—	—	(42,577)	(42,577)
Change in asset valuation reserve	—	—	7,027	7,027
Change in liability for reinsurance in unauthorized companies	—	—	259	259
Change in surplus in separate accounts	—	—	(141)	(141)
Change in net deferred income tax asset	—	—	24,874	24,874
Dividend to stockholder	—	—	(2,000)	(2,000)
Cumulative effect of changes in accounting principles	—	—	1	1
Surplus effect of reinsurance transaction	—	—	(969)	(969)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	(404)	—	(404)
Correction of prior year error	—	—	21,246	21,246

Balance at December 31, 2006	2,500	151,781	312,817	467,098

Western Reserve Life Assurance Co. of Ohio

Statements of Changes in Capital and Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Common Stock	Paid-In Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2006	$2,500	$151,781	$312,817	$467,098
Net income	—	—	131,655	131,655
Change in net unrealized capital gains and losses	—	—	638	638
Change in non-admitted assets	—	—	(6,561)	(6,561)
Change in asset valuation reserve	—	—	(1,238)	(1,238)
Change in net deferred income tax asset	—	—	8,842	8,842
Dividend to stockholder	—	—	(110,000)	(110,000)
Surplus effect of reinsurance transaction	—	—	(1,209)	(1,209)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	(522)	—	(522)

Balance at December 31, 2007	$2,500	$151,259	$334,944	$488,703

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005
Operating activities
Premiums collected, net of reinsurance	$1,014,138	$1,167,315	$1,144,956
Net investment income received	73,854	71,408	92,755
Miscellaneous income received	204,010	187,060	118,762
Benefit and loss related payments	(1,333,939)	(1,165,987)	(1,093,337)
Commissions, expenses paid and aggregate write-ins for deductions	(311,221)	(282,359)	(271,622)
Net transfers to separate accounts and protected cell accounts	619,060	191,125	88,327
Dividends paid to policyholders	(27)	(29)	(30)
Federal and foreign income taxes paid	(69,082)	(60,364)	(53,662)

Net cash provided by operating activities	196,793	108,169	26,149

Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	393,160	513,300	758,904
Preferred stocks	—	3,020	—
Common stocks	—	8,144	—
Mortgage loans on real estate	1,058	988	5,085
Other invested assets	—	—	3,750
Miscellaneous proceeds	7	962	245

Total investment proceeds	394,225	526,414	767,984

Cost of investments acquired:
Bonds	(467,479)	(465,786)	(778,751)
Preferred stocks	—	(2,488)	—
Common stocks	(758)	(4,126)	—
Mortgage loans on real estate	—	(8,501)	(6,208)
Real estate	(36)	(39)	(153)
Other invested assets	(1,335)	(484)	(1,007)
Miscellaneous applications	(4,506)	—	(31,061)

Total cost of investments acquired	(474,114)	(481,424)	(817,180)
Net increase in policy loans	(66,063)	(44,319)	(20,804)

Net cost of investments acquired	(540,177)	(525,743)	(837,984)

Net cash provided by (used in) investing activities	(145,952)	671	(70,000)

Western Reserve Life Assurance Co. of Ohio

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005
Financing and miscellaneous activities
Cash provided (applied):
Borrowed funds received (returned)	$(18,791)	$12,384	$6,407
Net deposits (withdrawals) on deposit-type contracts and other insurance liabilities	(835)	(5,334)	5,284
Dividends to stockholder	(110,000)	(2,000)	—
Other cash provided (applied)	12,111	(31,789)	38,787

Net cash provided by (used in) financing and miscellaneous activities	(117,515)	(26,739)	50,478

Net increase (decrease) in cash, cash equivalents and short-term investments	(66,674)	82,101	6,627

Cash, cash equivalents and short-term investments:
Beginning of year	112,307	30,206	23,579

End of year	$45,633	$112,307	$30,206

Noncash proceeds:
Hybrid schedule reclass	$—	$4,308	$—

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies

Organization

Western Reserve Life Assurance Co. of Ohio (the Company) is a stock life insurance company and is a wholly owned subsidiary of AEGON USA, Inc. (AEGON). AEGON is an indirect, wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company’s products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company’s new life insurance, and a portion of new annuities, are written through an affiliated marketing organization.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale. Fair value for statutory purposes is based on the price published by the Securities Valuation Office of the NAIC (SVO), if available, whereas fair value for GAAP is based on quoted market prices.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances for mortgage loans are established, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Non-admitted Assets: Certain assets designated as “non-admitted”, principally the non-admitted portion of deferred income tax assets and agent debit balances, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that those assets are not impaired.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Reinsurance: Any reinsurance balance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are non-admitted.

Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years, and a valuation allowance is established for deferred income tax assets not realizable.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Other significant accounting policies are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed a designation of an NAIC 6, are reported at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities, categorized as bonds, are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

Investments in both affiliated and unaffiliated preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value as determined by the SVO and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Beginning in 2006, hybrid securities, not classified as debt by the SVO, are reported as preferred stock. Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. Reclassifications of securities from bonds to preferred stock have been made by the Company in the amount of $4,308 as of December 31, 2006, due to the SVO identification of such securities. Although the classification has changed, these hybrid securities continue to meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost based upon their NAIC rating. A corresponding reclassification was not made as of December 31, 2007 or 2005.

Common stocks of noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses.

There are no restrictions on common or preferred stock.

Home office properties are reported at cost less allowances for depreciation. Depreciation of home office properties is computed principally by the straight-line method.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other than temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances. Other “admitted assets” are valued principally at cost.

Investments in Low Income Housing Tax Credit (LIHTC) Properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.

Realized capital gains and losses are determined using specific identification and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, preferred and common stocks are credited or charged directly to unassigned surplus.

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration or changes in estimated cash flows. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

During 2007, 2006 and 2005 net realized capital (losses) gains of $(177), $(2,235) and $(2,416), respectively, were credited to the IMR rather than being immediately recognized in the statements of operations. Amortization of these net (losses) gains aggregated $(510), $(437) and $45, for the years ended December 31, 2007, 2006 and 2005, respectively.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. Investment income due and accrued of $13, $20 and $28 has been excluded for the years ended December 31, 2007, 2006 and 2005, respectively, with respect to such practices.

For dollar reverse repurchase agreements, the Company receives cash collateral in an amount at least equal to the market value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company. At December 31, 2006, securities with a book value of $18,544, and a market value of $18,767, were subject to dollar reverse repurchase agreements. The Company did not participate in dollar reverse repurchase agreements as of December 31, 2007.

Derivative Instruments

Futures are marked to market on a daily basis and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income.

Aggregate Reserves for Policies and Contracts

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law. The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.0 to 5.5 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 4.0 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

The liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include supplemental contracts and certain annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reflected as premiums, benefits or changes in reserve in the statement of operations.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and are amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

Separate Accounts

Separate accounts held by the Company primarily represent funds which are administered for individual variable universal life and variable annuity contracts. Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets consist of shares in funds, considered common stock investments, which are valued daily and carried at fair value. The separate accounts, held for individual policyholders, do not have any minimum guarantees, and the investment risks associated with the fair value changes are borne entirely by the policyholder.

The Company received variable contract premiums of $910,067, $1,092,584 and $1,095,820, in 2007, 2006 and 2005, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.

Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. In addition, the Company received $137,410, $128,081 and $114,078, in 2007, 2006 and 2005, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Stock Option Plan and Stock Appreciation Rights Plans

Prior to 2002 and in 2005 through 2007, AEGON N.V. sponsored a stock option plan for eligible employees of the company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus.

The Company’s employees participate in various stock appreciation rights (SAR) plans issued by the Company’s indirect parent. In accordance with Statement of Statutory Accounting Principles (SSAP) No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company’s employees has been charged to the Company, with an offsetting amount credited to paid-in surplus. The Company recorded an expense (benefit) of $(832), $(538) and $719 for the years ended December 31, 2007, 2006 and 2005, respectively. In addition, the Company recorded an adjustment to paid-in surplus for the income tax effect related to these plans over and above the amount reflected in the statement of operations in the amount of $310, $134 and $447 for years ended December 31, 2007, 2006 and 2005, respectively.

Reclassifications

Certain reclassifications have been made to the 2006 and 2005 financial statements to conform to the 2007 presentation.

Beginning in 2006, the manner in which the reserves on Variable Annuity and Variable Universal Life contracts are split between the separate account and general account statements was modified. This modification resulted in the contract surrender value being held as the reserve in the separate account statement, and any reserves in excess of the surrender value being held as the reserve in the general account. As a result, the total reserves held by the Company did not change, although the new reserve split resulted in an increase in the general account reserves of approximately $479,175 and an offsetting decrease in the separate account reserves by this same amount as of December 31, 2006. The 2005 general account reserves have increased by $483,831, the amount of reserves that would have been recorded as of December 31, 2005 had this new approach been implemented at that time.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Accounting Changes and Corrections of Errors

Effective January 1, 2006, the Company adopted SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments. This statement established statutory accounting principles for investments in federal and certain state sponsored LIHTC properties. SSAP No. 93 states that LIHTC investments shall be initially recorded at cost and amortized based on the proportion of tax benefits received in the current year to the total estimated tax benefits to be allocated to the investor. Prior to 2006, the Company’s investments in LIHTC investments were reported in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies and SSAP No. 88, Investments in Subsidiary, Controlled and Affiliated Entities and carried at audited GAAP equity. The cumulative effect is the difference between the audited GAAP equity amount at January 1, 2006 and the amortized cost assuming the new accounting principles had been applied retroactively for prior periods. As a result of the change, the Company reported a cumulative effect of a change of accounting principle that increased unassigned surplus by $1 at January 1, 2006.

During the preparation of the 2006 financial statements, the Company discovered an error in the reporting of cost basis in two of its noninsurance subsidiaries. At December 31, 2005, total cost for these subsidiaries was reported at $400, which was understated by a total of $21,246. This correction is reflected as a separate adjustment to unassigned surplus, with an offset to change in unrealized capital gains and losses in 2006. There is no income or surplus effect in the current or any prior period as a result of this correction.

3. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash, Cash Equivalents and Short-Term Investments: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.

Bonds and Preferred Stocks: Fair values for bonds and preferred stocks are based on unit prices published by the SVO or, in the absence of SVO published unit prices or when amortized cost is used by the SVO as the unit price, quoted market prices provided by other third party organizations, where available.

For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments. For equity securities that are not actively traded, estimated fair values are based on values of issues of comparable yield and quality.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

3. Fair Values of Financial Instruments (continued)

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Policy Loans: Carrying value of policy loans approximates their fair value.

Separate Account Assets: The fair value of separate account assets are based on quoted market prices.

Separate Account Annuity Liabilities: Separate account annuity liabilities are based upon the fair value of the related separate account assets.

Investment Contract Liabilities: Fair values for the Company’s liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Payable for Securities: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

3. Fair Values of Financial Instruments (continued)

The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

	December 31
	2007		2006
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Admitted assets
Cash, cash equivalents and short-term investments	$45,633	$45,633	$112,307	$112,307
Bonds	696,849	694,605	623,828	619,432
Preferred stock	4,673	4,646	4,796	4,844
Mortgage loans on real estate	24,493	24,249	25,548	25,556
Policy loans	410,844	410,844	344,781	344,781
Separate account assets	10,373,595	10,373,595	10,196,130	10,196,130

Liabilities
Investment contract liabilities	607,967	606,177	652,763	652,027
Borrowed funds	—	—	18,885	18,885
Payable for securities	—	—	865	865
Separate account annuity liabilities	6,137,949	6,137,949	6,287,948	6,287,948

4. Investments

The carrying amount and estimated fair value of investments in bonds and preferred stock are as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses Less Than 12 Months	Estimated Fair Value
December 31, 2007
Bonds:
United States Government and agencies	$152,325	$5,531	$–	$1	$157,855
State, municipal and other government	4,494	115	–	58	4,551
Public utilities	14,942	345	32	–	15,255
Industrial and miscellaneous	193,686	2,292	1,185	1,396	193,397
Mortgage and other asset-backed securities	331,402	1,787	3,673	5,969	323,547

	696,849	10,070	4,890	7,424	694,605
Unaffiliated preferred stock	4,673	60	76	11	4,646

Total	$701,522	$10,130	$4,966	$7,435	$699,251

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses Less Than 12 Months	Estimated Fair Value
December 31, 2006
Bonds:
United States Government and agencies	$60,003	$6	$1,763	$68	$58,178
State, municipal and other government	6,851	240	1	–	7,090
Public utilities	23,975	397	102	–	24,270
Industrial and miscellaneous	184,399	2,577	2,703	360	183,913
Mortgage and other asset-backed securities	348,600	1,281	3,553	347	345,981

	623,828	4,501	8,122	775	619,432
Unaffiliated preferred stock	4,796	129	81	–	4,844

Total	$628,624	$4,630	$8,203	$775	$624,276

At December 31, 2007 and 2006, respectively, for securities in an unrealized loss position greater than or equal to twelve months, the Company held 57 and 81 securities with a carrying amount of $181,439 and $312,735 and an unrealized loss of $4,966 and $8,203, with an average price of 97.3 and 98.3 (NAIC fair value/amortized cost). Of this portfolio, 97.43% and 98.92% were investment grade with associated unrealized losses of $4,645 and $7,999, respectively.

At December 31, 2007 and 2006, respectively, for securities that have been in a continuous loss position for less than twelve months, the Company held 59 and 54 securities with a carrying amount of $181,236 and $132,359 and an unrealized loss of $7,435 and $775 with an average price of 95.9 and 99.9 (NAIC fair value/amortized cost). Of this portfolio, 93.47% and 87.39% were investment grade with associated unrealized losses of $7,145 and $588, respectively.

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. Securities in unrealized loss positions that are considered other than temporary are written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other than temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in affect at the date of acquisition; and (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. For asset-backed securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

Sub-prime mortgages are loans to homebuyers who have weak or impaired credit histories, are loans that are non-conforming or are loans that are second in priority. The Company’s businesses in the United States do not sell or buy sub-prime mortgages directly. The Company’s exposure to sub-prime mortgages is related to so-called “asset-backed securities” (ABS). These securities are pools of mortgages that have been securitized and offered to investors as asset-backed securities, where the mortgages are collateral. Most of the underlying mortgages within the pool have FICO scores below 660. Therefore, the ABS has been classified by the Company as a sub-prime mortgage position. Also included in the Company’s total sub-prime mortgage position are ABS with second lien mortgages as collateral. The second lien mortgages may not necessarily have sub-prime FICO scores; however, the Company has included these ABS in its sub-prime position as it’s the second priority in terms of repayment. The Company does not have any “direct” residential mortgages to sub-prime borrowers outside of the ABS structures.

For ABS in an unrealized loss position, the Company considers them for impairment when there has been an adverse change in estimated cash flows from the cash flows previously projected at purchase, which is in accordance with SSAP 43, Loan-backed and Structured Securities. The Company did not impair any of its sub-prime mortgage positions in 2006 or 2007.

The actual cost, carrying value and fair value of the Company’s sub-prime mortgage- backed ABS holdings at December 31, 2007 are $75,364, $75,328 and $68,859, respectively.

The estimated fair value of bonds and preferred stock with gross unrealized losses is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2007
Bonds:
United States Government and agencies	$—	$823	$823
State, municipal and other government	—	1,851	1,851
Public utilities	4,963	—	4,963
Industrial and miscellaneous	61,784	48,785	110,569
Mortgage and other asset-backed securities	106,518	121,865	228,383

	173,265	173,324	346,589
Preferred stock	3,207	477	3,684

	$176,472	$173,801	$350,273

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2006
Bonds:
United States Government and agencies	$53,336	$3,382	$56,718
State, municipal and other government	345	—	345
Public utilities	7,904	4,999	12,903
Industrial and miscellaneous	96,635	29,104	125,739
Mortgage and other asset-backed securities	142,988	94,099	237,087

	301,208	131,584	432,792
Preferred stock	3,324	—	3,324

	$304,532	$131,584	$436,116

The carrying amount and fair value of bonds at December 31, 2007, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$24,050	$24,063
Due one through five years	142,162	141,987
Due five through ten years	39,191	39,448
Due after ten years	160,044	165,560

	365,447	371,058
Mortgage and other asset-backed securities	331,402	323,547

	$696,849	$694,605

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

A detail of net investment income is presented below:

	Year Ended December 31
	2007	2006	2005
Income:
Bonds	$32,953	$32,693	$30,014
Preferred stocks	264	421	—
Common stock of affiliated entities	6,160	10,010	35,871
Mortgage loans on real estate	1,501	1,183	2,013
Real estate- home office properties	7,243	7,400	7,316
Policy loans	22,127	18,870	17,266
Cash, cash equivalents and short-term investments	9,852	4,722	2,090
Other	(2,503)	(2,443)	451

Gross investment income	77,597	72,856	95,021
Investment expenses	(8,765)	(8,747)	(8,209)

Net investment income	$68,832	$64,109	$86,812

Investment expenses include expenses for the occupancy of company-owned property of $3,759, $3,668 and $3,649 during 2007, 2006 and 2005, respectively, as well as depreciation expense on these properties of $890, $887 and $880, respectively.

Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

	Year Ended December 31
	2007	2006	2005
Proceeds	$393,160	$521,904	$758,904

Gross realized gains	$2,154	$1,685	$1,555
Gross realized losses	(2,426)	(4,689)	(5,273)

Net realized losses	$(272)	$(3,004)	$(3,718)

At December 31, 2007, bonds with an aggregate carrying value of $3,795 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

Net realized capital gains (losses) on investments and change in unrealized capital gains and losses are summarized below:

	Realized
	Year Ended December 31
	2007	2006	2005
Debt securities	$(272)	$(3,004)	$(3,718)
Common stock	—	(20)	—
Cash equivalents	(1,230)	—	—
Derivatives	(2,240)	(858)	(78)
Other invested assets	(164)	952	26

	(3,906)	(2,930)	(3,770)

Tax benefit	1,106	1,040	770
Transfer to interest maintenance reserve	177	2,235	2,416

Net realized capital gains (losses) on investments	$(2,623)	$345	$(584)

	Changes in Unrealized
	Year Ended December 31
	2007	2006	2005
Common stocks	$638	$(43,656)	$18,801
Other invested assets	—	—	(1,390)

Change in unrealized capital gains and losses	$638	$(43,656)	$17,411

The Company did not recognize any impairment write-downs for its investments in limited partnerships during the years ended December 31, 2007, 2006 or 2005.

Gross unrealized gains (losses) on common stocks of affiliated entities were as follows:

	Unrealized
	December 31
	2007	2006
Unrealized gains	$6,212	$5,574
Unrealized losses	(2,475)	(2,475)

Net unrealized gains	$3,737	$3,099

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

During 2007, the Company did not issue any mortgage loans. During 2006, the Company issued one mortgage loan at an interest rate of 6.35%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 72%. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement.

During 2007, 2006 and 2005, no mortgage loans were foreclosed and transferred to real estate. At December 31, 2007, 2006 and 2005, the Company held a mortgage loan loss reserve in the asset valuation reserve of $233, $243 and $171, respectively.

At December 31, 2007, the Company had three Low Income Housing Tax Credits. The remaining years of unexpired tax credits ranged from four to ten and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from nine to fifteen years. The amount of contingent equity commitments expected to be paid during the years 2008 to 2012 are $2,053. There were no impairment losses, write-downs or reclassifications during 2007 related to these credits.

At December 31, 2006, the Company had two Low Income Housing Tax Credits. The remaining years of unexpired tax credits ranged from five to nine and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from ten to eleven years. The amount of contingent equity commitments expected to be paid during the years 2007 to 2016 are $2,618. There were no impairment losses, write-downs, or reclassifications during 2006 related to any of these credits.

The Company issues products providing the customer a return based on the S&P 500 index. The Company uses S&P 500 index futures contracts to hedge the liability risk associated with these products.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company did not recognize any unrealized gains or losses during 2007, 2006 or 2005 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

The Company did not recognize any unrealized gains or losses during 2007 or 2006 for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting.

5. Reinsurance

The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.

Premiums earned reflect the following reinsurance ceded amounts for the year ended December 31:

	Year Ended December 31
	2007	2006	2005
Direct premiums	$1,084,449	$1,229,963	$1,200,679
Reinsurance assumed - affiliated	3,853	2,382	791
Reinsurance ceded - affiliated	(48,572)	(43,611)	(36,972)
Reinsurance ceded - non-affiliated	(25,946)	(21,609)	(17,969)

Net premiums earned	$1,013,784	$1,167,125	$1,146,529

The Company received reinsurance recoveries in the amount of $37,977, $34,248 and $42,537 during 2007, 2006 and 2005, respectively. At December 31, 2007 and 2006, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $14,863 and $13,933, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2007 and 2006 of $112,489 and $84,897, respectively. As of December 31, 2007 and 2006, the amount of reserve credits for reinsurance ceded that represented affiliated companies were $75,935 and $62,002, respectively.

The net amount of the reduction in surplus at December 31, 2007 if all reinsurance agreements were cancelled is $4,740.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Reinsurance (continued)

During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded the obligation for future guaranteed minimum death benefits included in certain of its variable annuity contracts. The difference between the initial premiums ceded of $37,176 and the reserve credit taken of $55,408 was credited directly to unassigned surplus on a net of tax basis. Over the course of this reinsurance treaty, the experience of the underlying policies will be reflected as a reduction to the amount initially credited to surplus. For years ended December 31, 2007, 2006 and 2005, the amount charged directly to unassigned surplus was $ 1,185. At December 31, 2007, the Company holds collateral in the form of letters of credit of $61,000 from the assuming company.

During 2006, the Company entered into a reinsurance agreement with Transamerica International Reinsurance Ireland, Ltd. (TIRI) an affiliate, to retrocede an inforce block of term life business effective January 1, 2006. The difference between the initial commission expense allowance received of $700 and ceded reserves of $332 resulted in an initial transaction gain of $368, which was credited to unassigned surplus on a net of tax basis in the amount of $240, in accordance with SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance. For each of the years ended December 31, 2007 and 2006, the Company amortized $24 into earnings with a corresponding charge to unassigned surplus.

During 2007, the Company recaptured the risks related to the universal life business that was previously ceded to TIRI on a funds withheld basis. The Company paid recapture consideration of $525 and received $81 for assets recaptured related to the block. Reserves recaptured included $5,453 in life reserves and $30 in other claim reserves, resulting in a net pre-tax loss of $5,927, which is included in the statement of operations.

Letters of credit held for all unauthorized reinsurers as of December 31, 2007 and 2006 was $79,000 and $67,200, respectively.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Income Taxes

The main components of deferred tax amounts are as follows:

	December 31
	2007	2006
Deferred tax assets:
Non-admitted assets	$6,650	$7,214
Tax-basis deferred acquisition costs	93,168	93,272
Reserves	135,841	138,064
Other	13,151	11,518

Total deferred income tax assets	248,810	250,068

Non-admitted deferred tax assets	165,305	156,815

Admitted deferred tax assets	83,505	93,253

Deferred tax liabilities:
§807(f) adjustment – liabilities	52,151	62,039
Other	475	687

Total deferred income tax liabilities	52,626	62,726

Net admitted deferred tax asset	$30,879	$30,527

The change in net deferred income tax assets is as follows:

	December 31
	2007	2006	Change
Total deferred tax assets	$248,810	$250,068	$(1,258)
Total deferred tax liabilities	52,626	62,726	(10,100)

Net deferred tax asset	$196,184	$187,342	$8,842

	December 31
	2006	2005	Change
Total deferred tax assets	$250,068	$236,815	$13,253
Total deferred tax liabilities	62,726	74,347	11,621

Net deferred tax asset	$187,342	$162,468	$24,874

Non-admitted deferred tax assets increased $8,490, $22,220 and $27,476 for 2007, 2006 and 2005, respectively.

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense and net realized capital gains (losses) on investments for the following reasons:

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Income Taxes (continued)

	Year Ended December 31
	2007	2006	2005
Income tax expense (benefit) on operational gains and capital gains (losses) on investments computed at the federal statutory rate (35%)	$67,317	$61,842	$49,460
Deferred acquisition costs – tax basis	(314)	327	981
Amortization of IMR	179	153	(16)
Depreciation	(56)	(178)	(178)
Dividends received deduction	(8,946)	(11,099)	(25,155)
Low income housing credits	(3,198)	(3,167)	(3,157)
Reinsurance transactions	(423)	(339)	(415)
Reserves	6,380	17,750	17,967
Other	(82)	1,649	(302)

Federal income tax expense on operations and capital gains (losses) on investments	60,857	66,938	39,185
Less tax (benefit) on capital gains (losses)	(1,106)	(1,040)	(770)

Total federal income tax expense	$61,963	$67,978	$39,955

The total statutory income taxes are computed as follows:

	Year Ended December 31
	2007	2006	2005
Federal income tax expense on operations and capital gains (losses) on investments	$60,857	$66,938	$39,185
Change in net deferred income taxes	(8,842)	(24,874)	(22,511)

Total statutory income taxes	$52,015	$42,064	$16,674

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its indirect parent, Transamerica Corporation. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. At December 31, 2006, the life subgroup had no loss carryforwards. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies’ alternative minimum taxable income.

The consolidated tax group, in which the Company is included, incurred income taxes during 2007, 2006 and 2005 of $40,084, $0 and $286,973, respectively, which will be available for recoupment in the event of future net losses.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Income Taxes (continued)

The amount of tax contingencies calculated for the Company as of December 31, 2007 and 2006 is not material to the Company’s financial position. Therefore, the total amount of tax contingencies that, if recognized, would affect the effective income tax rate is immaterial. The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company’s interest expense related to income taxes as of December 31, 2007 and 2006 was not material and the Company recorded no liability for penalties.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2000. The examination for 2001 through 2004 has been completed and resulted in tax return adjustments that are currently being appealed. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax provisions. An examination is underway for 2005 and 2006.

7. Policy and Contract Attributes

A portion of the Company’s policy reserves and other policyholders’ funds relate to liabilities established on a variety of the Company’s products, primarily separate accounts that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31
	2007		2006
	Amount	Percent of Total	Amount	Percent of Total
Subject to discretionary withdrawal:
With market value adjustment	$20,695	0%	$21,059	0%
At book value less current surrender charge of 5% or more	81,307	1%	97,945	1%
At fair value	6,164,883	91%	6,322,414	91%

Total with adjustment or at market value	6,266,885	92%	6,441,418	92%
At book value without adjustment (minimal or no charge or adjustment)	431,030	6%	462,789	7%
Not subject to discretionary withdrawal	92,330	2%	78,598	1%

Total annuity reserves and deposit fund liabilities - before reinsurance	6,790,245	100%	6,982,805	100%

Less reinsurance ceded	35,260		33,153

Net annuity reserves and deposit fund liabilities	$6,754,985		$6,949,652

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

Information regarding the separate accounts of the Company is as follows:

	Guaranteed Indexed	Nonindexed Guaranteed Less than or Equal to 4%	Nonindexed Guaranteed Greater than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2007	$—	$—	$—	$909,554	$909,554

Reserves at December 31, 2007 for accounts with assets at fair value	$—	$—	$—	$9,485,165	$9,485,165

Reserves for separate accounts by withdrawal characteristics at December 31, 2007:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	$—
At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	6,062,603	6,062,603
At fair value	—	—	—	3,422,562	3,422,562
At book value without market value adjustment and with current surrender charge of less than 5%	—	—	—	—	—

Subtotal	—	—	—	9,485,165	9,485,165
Not subject to discretionary withdrawal	—	—	—	—	—
Total separate account liabilities at December 31, 2007	$—	$—	$—	$9,485,165	$9,485,165

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

	Guaranteed Indexed	Nonindexed Guaranteed Less than or Equal to 4%	Nonindexed Guaranteed Greater than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2006	$—	$—	$—	$1,092,105	$1,092,105

Reserves at December 31, 2006 for accounts with assets at fair value	$—	$—	$—	$9,264,404	$9,264,404

Reserves for separate accounts by withdrawal characteristics at December 31, 2006:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	$—
At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	9,264,404	9,264,404
At book value without market value adjustment and with current surrender charge of less than 5%	—	—	—	—	—

Subtotal	—	—	—	9,264,404	9,264,404
Not subject to discretionary withdrawal	—	—	—	—	—
Total separate account liabilities at December 31, 2006	$—	$—	$—	$9,264,404	$9,264,404

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2007	2006	2005
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$910,067	$1,092,584	$1,095,820
Transfers from Separate Accounts	1,484,712	1,758,650	1,671,242

Net transfers to (from) Separate Accounts	(574,645)	(666,066)	(575,422)
Reconciling adjustments:
Other	(1,399)	215	3,768

Transfers as reported in the Summary of Operations of the Company	$(576,044)	$(665,851)	$(571,654)

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

At December 31, 2007 and 2006, the Company had variable annuities with guaranteed living benefits as follows:

Year	Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
2007	Guaranteed Minimum Income Benefit	$1,633,606	$28,980	$4,250
2006	Guaranteed Minimum Income Benefit	$1,787,240	$25,183	$3,152

For Variable Annuities with Guaranteed Living Benefits (VAGLB), the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.

At December 31, 2007 and 2006, the Company had variable annuities with guaranteed death benefits as follows:

Year	Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
2007	Guaranteed Minimum Death Benefit	$6,291,420	$73,072	$35,260
2006	Guaranteed Minimum Death Benefit	$6,564,098	$63,367	$33,153

For Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2007 and 2006, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

	Gross	Loading	Net
December 31, 2007
Ordinary direct renewal business	$3,046	$1,813	$4,859
Ordinary new business	262	(151)	111

	$3,308	$1,662	$4,970

December 31, 2006
Ordinary direct renewal business	$2,749	$1,475	$4,224
Ordinary new business	910	(107)	803

	$3,659	$1,368	$5,027

At December 31, 2007 and 2006, the Company had insurance in force aggregating $2,170,424 and $3,640,805 respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Ohio Department of Insurance. The Company established policy reserves of $15,281 and $21,377 to cover these deficiencies at December 31, 2007 and 2006, respectively.

8. Dividend Restrictions

The Company is subject to limitations, imposed by the State of Ohio, on the payment of dividends to its parent company. Generally, dividends during any twelve month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) net income for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2008, without the prior approval of insurance regulatory authorities, is $131,655.

9. Capital and Surplus

Life/health insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2007, the Company meets the RBC requirements.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

10. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

During 2006 and 2005, the Company sold $32,428 and $51,983, respectively, of agent balances without recourse to an affiliated entity. Prior to July 29, 2005, the agent debit balances were sold to Money Services, Inc. (MSI), an affiliated company. Subsequent to July 29, 2005, agent debit balances were sold without recourse to ADB Corporation, LLC (ADB), an affiliated company, and all rights, title and interest in the prior net debit balances owned by MSI prior to July 29, 2005, were fully assigned, without recourse, to ADB. The Company did not realize a gain or loss as a result of the sales. As of July 1, 2006, the Company no longer sells agent debit balances and thus retains such balances as non-admitted receivables. Agent receivables in the amount of $18,673 and $20,261 were non-admitted as of December 31, 2007 and 2006, respectively.

11. Retirement and Compensation Plans

The Company’s employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. Pension expense allocated to the Company aggregated $1,829, $1,432 and $1,280 for 2007, 2006 and 2005, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

The Company’s employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $905, $864 and $836 for 2007, 2006 and 2005, respectively.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

11. Retirement and Compensation Plans (continued)

AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for 2007, 2006 and 2005 was insignificant. AEGON also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The postretirement expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $179, $147 and $126 for 2007, 2006 and 2005, respectively.

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a Cost Sharing agreement between AEGON USA, Inc. companies, providing for services needed. The Company is also party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the Advisor serves as the administrator and advisor for the Company’s mortgage loan operations by administering the day-to-day real estate and mortgage loan operations of the Company. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The Company is part of a Tax Allocation Agreement with its parent and other affiliated companies as described in Note 6. During 2007, 2006 and 2005, the Company paid $106,392, $94,305 and $91,667, respectively, for such services, which approximates their costs to the affiliates. During 2006, the Company executed an administration service agreement with Transamerica Fund Advisors, Inc. to provide administrative services to the AEGON/Transamerica Series Trust. The Company received $38,629 and $36,528 from this agreement during 2007 and 2006, respectively. The Company provides office space, marketing and administrative services to certain affiliates. During 2007, 2006 and 2005, the Company received $100,815, $91,726 and $85,975, respectively, for such services, which approximates their cost.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

12. Related Party Transactions (continued)

Receivables from and payables to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. At December 31, 2007 and 2006, the Company has a net amount of $21,887 and $9,683, respectively, due to affiliates. Terms of settlement require that these amounts are settled within 90 days. During 2007, 2006 and 2005, the Company paid net interest of $1,954, $1,599 and $1,027, respectively, to affiliates.

At December 31, 2007, the Company had a short-term note receivable of $9,600 from AEGON USA, Inc. The note is due by September 27, 2008 and bears interest at 5.62%. This note is reported as a short-term investment.

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2007 and 2006, the cash surrender value of these policies was $63,948 and $61,729, respectively.

The Company paid ordinary common stock dividends of $110,000 and $2,000 to its parent on December 19, 2007 and September 8, 2006, respectively. No dividends were paid during 2005.

13. Commitments and Contingencies

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages in addition to contract liability, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $3,344 and $3,364 with no offsetting premium tax benefit at December 31, 2007 and 2006, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (credit) was $(22), $36 and $59 for 2007, 2006 and 2005, respectively.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

13. Commitments and Contingencies (continued)

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 100%/102% of the fair market value of the loaned government/other domestic securities, respectively, as of the transaction date. If the fair value of the collateral is at any time less than 100%/102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 100%/102% of the fair value of the loaned government/other domestic securities, respectively. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair market value of the loaned security.

At December 31, 2007 and 2006, respectively, securities in the amount of $158,452 and $59,321 were on loan under security lending agreements. At December 31, 2007 the collateral the Company received from securities lending was in the form of cash.

The Company has contingent commitments of $2,053 and $2,618 as of December 31, 2007 and 2006, respectively, for low income housing tax credit investments.

The Company is required by the Commodity Futures Trading Commission (CFTC) to maintain assets on deposit with brokers for futures trading activity done on behalf of the Company. The broker has a secured interest with priority in the pledged assets, however, the Company has the right to recall and substitute the pledged assets. At December 31, 2007 and 2006 respectively, the Company pledged assets in the amount of $6,449 and $2,191 to satisfy the requirements of futures trading accounts.

There continues to be significant federal and state regulatory activity relating to financial services companies. The Company and certain of its affiliates have been examined by, and received requests for information from, the staff of the Securities and Exchange Commission (SEC). In particular, the Company continues to respond to requests for documents and information from the SEC staff in connection with an ongoing investigation, which has included requests for testimony by the Company, its personnel and other related persons regarding potential market timing and matters affecting certain employees and affiliates of the Company.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

13. Commitments and Contingencies (continued)

A number of other companies in this industry have announced settlements of enforcement actions with various regulatory agencies such as the SEC; those settlements have encompassed a wide range of remediation including injunctive relief, monetary penalties and restitution. The Company and its affiliates are working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. Although it is not possible to provide a meaningful estimate of the range of potential outcomes at this time, the Company does not believe the resolution will be material to its financial position.

14. Debt

The Company had an outstanding liability for borrowed money in the amount of $18,885 as of December 31, 2006, due to participation in dollar reverse repurchase agreements. The Company did not participate in dollar reverse repurchase agreement at December 31, 2007. The Company enters reverse dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received as stated in Note 1.

Statutory-Basis Financial

Statement Schedules

Western Reserve Life Assurance Co. of Ohio

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2007

Schedule I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet
Fixed maturities
Bonds:
United States Government and government agencies and authorities	$161,206	$167,011	$161,206
States, municipalities and political subdivisions	30,832	31,404	30,832
Foreign governments	3,662	3,722	3,662
Public utilities	14,942	15,255	14,942
All other corporate bonds	486,207	477,213	486,207
Preferred stock	4,673	4,646	4,673

Total fixed maturities	701,522	699,251	701,522

Mortgage loans on real estate	24,493		24,493
Real estate	38,574		38,574
Policy loans	410,844		410,844
Cash, cash equivalents and short-term investments	45,633		45,633
Other invested assets	10,358		10,358

Total investments	$1,231,424		$1,231,424

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.

Western Reserve Life Assurance Co. of Ohio

Supplementary Insurance Information

(Dollars in Thousands)

Schedule III

	Future Policy Benefits and Expenses	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims, Losses and Settlement Expenses	Other Operating Expenses*	Premium Written
Year ended December 31, 2007
Individual life	$1,040,192	$14,956	$583,844	$42,731	$304,367	$241,395	$—
Group life	15,550	100	46	646	915	53	—
Annuity	596,029	317	429,894	25,455	1,055,682	(510,040)	—

	$1,651,771	$15,373	$1,013,784	$68,832	$1,360,964	$(268,592)	$—

Year ended December 31, 2006
Individual life	$971,044	$12,448	$582,703	$33,573	$727,802	$(178,400)	$—
Group life	15,361	198	233	694	445	55	—
Annuity	636,572	238	584,189	29,842	892,153	(200,887)	—

	$1,622,977	$12,884	$1,167,125	$64,109	$1,620,400	$(379,232)	$—

Year ended December 31, 2005
Individual life	$941,322	$18,346	$578,049	$34,086	$252,018	$244,614	$—
Group life	15,288	100	312	1,026	1,722	1,357	—
Annuity	692,848	2	568,168	51,700	782,520	(67,635)	—

	$1,649,458	$18,448	$1,146,529	$86,812	$1,036,260	$178,336	$—

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Western Reserve Life Assurance Co. of Ohio

Reinsurance

(Dollars in Thousands)

Schedule IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2007
Life insurance in force	$99,363,588	$48,566,371	$17,211,679	$68,008,896	25%

Premiums:
Individual life	$646,758	$66,766	$3,853	$583,845	1%
Group life	586	540	—	46	0
Annuity	437,105	7,212	—	429,893	0

	$1,084,449	$74,518	$3,853	$1,013,784	1%

Year ended December 31, 2006
Life insurance in force	$90,434,049	$40,136,640	$17,246,515	$67,543,924	26%

Premiums:
Individual life	$637,660	$57,339	$2,382	$582,703	0%
Group life	725	492	—	233	0
Annuity	591,578	7,389	—	584,189	0

	$1,229,963	$65,220	$2,382	$1,167,125	0%

Year ended December 31, 2005
Life insurance in force	$85,891,325	$35,360,079	$4,106,724	$50,531,246	0%

Premiums:
Individual life	$622,657	$45,399	$791	$578,049	0%
Group life	755	443	—	312	0
Annuity	577,267	9,099	—	568,168	0

	$1,200,679	$54,941	$791	$1,146,529	0%

PART C - OTHER INFORMATION

Item 26.	Exhibits

(a)	Resolution of the Board of Directors of Western Reserve establishing the separate account (16)
(b)	Not Applicable
(c)	Distribution of Policies
(i)	Master Service and Distribution Compliance Agreement (2)
(ii)	Amendment to Master Service and Distribution Compliance Agreement (3)
(iii)	Form of Broker/Dealer Supervisory and Service Agreement (3)
(iv)	Principal Underwriting Agreement (3)
(v)	First Amendment to Principal Underwriting Agreement (3)
(vi)	Second Amendment to Principal Underwriting Agreement (8)
(vii)	Third Amendment to Principal Underwriting Agreement (10)

(viii) First Amendment to Amended and Restated Principal Underwriting Agreement (13)

(vix) Form of Amendment No. 2 And Novation To The Amended And Restated Principal Underwriting Agreement between Transamerica Capital Inc. and Western Reserve

(15)

(d)	(i) Specimen Flexible Premium Variable Life Insurance Policy – Forms VL15 and VL16 (13)
(ii) Living Benefit Rider (an Accelerated Death Benefit) (6)
(e)	Application for Flexible Premium Variable Life Insurance Policy (17)
(f)	Depositor’s Certification of Incorporation and By-Laws
(i)	Second Amended Articles of Incorporation of Western Reserve (2)
(ii)	Certificate of First Amendment to the Second Amended Articles of Incorporation of Western Reserve (4)
(iii)	Amended Code of Regulations (By-Laws) of Western Reserve (1)
(g)	Reinsurance Agreements
(i)	Reinsurance Treaty dated September 30, 2000 and Amendments Thereto (5)
(ii)	Reinsurance Treaty dated July 1, 2002 and Amendments Thereto (5)
(h)	Participation Agreements
(i)	Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated February 21, 2001 and Amendment Nos 1- 20 thereto (7)
(ii)	Amendment No. 21 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated September 1, 2003 (8)
(iii)	Amendment No. 22 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated December 1, 2003 (9)
(iv)	Amendment No. 23 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated May 1, 2004 (10)
(v)	Amendment No. 24 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated October 22, 2004 (11)
(vi)	Amendment No. 25 to Participation Agreement between AEGON/Transamerica Series Trust and Western Reserve dated March 28, 2005 (12)
(vii)	Amendment No. 26 to Participation Agreement between AEGON/Transamerica Series Trust and Western Reserve dated September 1, 2005 (12)
(viii)	Amendment No. 27 to Participation Agreement between AEGON/Transamerica Series Trust and Western Reserve dated (16)
(ix)	Amendment No. 28 to Participation Agreement between AEGON/Transamerica Series Trust and Western Reserve dated (16)
(x)	Amendment No. 29 to Participation Agreement between Transamerica Series Trust (formerly, AEGON/Transamerica Series Trust) and Western Reserve dated May 1, 2008. (17)
(i)	Not Applicable
(j)	Not Applicable

(k)   Opinion and Consent of Arthur D. Woods, Esq. as to the Legality of the Securities Being Registered

(l)	Opinion and Consent of Lorne Schinbein as to Actuarial Matters Pertaining to the Securities being Registered
(m)	Sample Hypothetical Illustration (13)
(n)	Other Opinions:

(i)Written Consent of Paul Standish, Esq.

(ii)Written Consent of Sutherland Asbill & Brennan LLP

(iii)Written Consent of Ernst & Young LLP

(o)Not Applicable

(p)Not Applicable

(q)Memorandum describing issuance, transfer and redemption procedures (15)

(r)Powers of Attorney

Eric J. Martin

Brenda K. Clancy

Charles T. Boswell
Arthur C. Schneider
John R. Hunter
Tim L. Stonehocker

_____________________________________

(1)	This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 Registration Statement dated April 21, 1998 (File No. 33-31140) and is incorporated herein by reference.
(2)	This exhibit was previously filed on Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556) and is incorporated herein by reference.
(3)	This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-23359) and is incorporated herein by reference.
(4)	This exhibit was previously filed on Post-Effective Amendment No. 5 to Form S-6 Registration Statement dated April 19, 2000 (File No. 333-23359) and is incorporated herein by reference.
(5)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated January 31, 2003 (File No. 333-100993) and is incorporated herein by reference.
(6)	This exhibit was previously filed on the Initial Registration Statement to Form N-6 Registration Statement dated August 6, 2003 (File No. 333-107705) and is incorporated herein by reference.
(7)	This exhibit was previously filed on the Initial Registration Statement to Form N-4 Registration Statement dated September 5, 2003 (File No. 333-108525) and is incorporated herein by reference.
(8)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated October 9, 2003 (File No. 333-107705) and is incorporated herein by reference.
(9)	This exhibit was previously filed on the Initial Registration Statement to Form N-6 Registration Statement dated November 7, 2003 (File No. 333-110315) and is incorporated herein by reference.
(10)	This exhibit was previously filed on Post-Effective Amendment No. 2 to Form N-6 Registration Statement dated April 16, 2004 (File No. 333-100993) and is incorporated herein by reference.
(11)	This exhibit was previously filed on Post-Effective Amendment No. 3 to Form N-6 Registration Statement dated February 28, 2005 (File No. 333-107705) and is incorporated herein by reference.
(12)	This exhibit was previously filed on Initial Registration Statement to Form N-6 Registration Statement dated September 28, 2005 (File No. 333-128650) and is incorporated herein by reference.

(13)      This exhibit was previously filed on the Initial Registration Statement to Form N-6 Registration Statement dated July 17, 2006 (File No. 333-135803) and is incorporated herein by reference.

(14)	This exhibit was previously filed on Post-Effective Amendment No. 1 to Form N-6 Registration Statement dated April 12, 2007 (File No. 333-135005) and is incorporated herein by reference.
(15)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 dated December 15, 2006 (File No. 333-135803) and is incorporated herein by reference.
(16)	This exhibit was previously filed on the Initial Registration Statement to Form N-6 Registration System dated June 28, 2007 and is incorporated herein by reference.
(17)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated October 16, 2007 (File 333-144117) and is incorporated herein by reference.

Item 27.	Directors and Officers of the Depositor

Name	Principal Business Address	Position and Offices with Depositor
Tim L. Stonehocker	(1)	Chairman of the Board
Charles T. Boswell	(2)	Director and Chief Executive Officer
Brenda K. Clancy	(1)	Director and President
William H. Geiger	(2)	Corporate Counsel and Group Vice President – Compliance and Secretary
M. Craig Fowler	(3)	Vice President and Treasurer
Eric J. Martin	(2)	Vice President and Corporate Controller
Arthur C. Schneider	(1)	Director, Senior Vice President and Chief Tax Officer
John R. Hunter	(1)	Director and Chief Financial Officer
(1)	4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001
(2)	570 Carillon Parkway, St. Petersburg, Florida 33716
(3)	400 W. Market Street, Louisville, Kentucky 40202

Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Academy Alliance Holdings Inc.	Canada	100% Creditor Resources, Inc.	Holding company
Academy Alliance Insurance Inc.	Canada	100% Creditor Resources, Inc.	Insurance
ADB Corporation, L.L.C.	Delaware	100% AUSA Holding Company	Special purpose limited Liability company
AEGON Alliances, Inc.	Virginia	100% Benefit Plans, Inc.	Insurance company marketing support
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Canada Inc. (“ACI”)	Canada	100% TIHI	Holding company
AEGON Capital Management, Inc.	Canada	100% AEGON Canada Inc.	Portfolio management company/investment advisor
AEGON Dealer Services Canada, Inc.	Canada	100% National Financial Corporation	Mutual fund dealership
AEGON Derivatives N.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services Australia Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company
AEGON Direct Marketing Services e Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing
AEGON Direct Marketing Services Hong Kong Limited	China	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing company
AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.

Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government

AEGON Direct Marketing Services (Thailand) Ltd.	Thailand	93% Transamerica International Direct Marketing Consultants, LLC; remaining 7% held by various AEGON employees	Marketing of insurance products in Thailand
AEGON DMS Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Co.	Marketing
AEGON Fund Management, Inc.	Canada	100% AEGON Canada Inc.	Mutual fund manager
AEGON Funding Corp.	Delaware	100% AEGON USA, Inc.	Issue debt securities-net proceeds used to make loans to affiliates
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON International B.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Ireland Services Limited	Ireland	100% AEGON Ireland Holding B.V.	Provides the services of staff and vendors to AEGON Financial Assurance Ireland, Limited and AEGON Global Institutional Markets, PLC
AEGON Life Insurance Agency	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan)	Life insurance
AEGON Managed Enhanced Cash, LLC	Delaware

Members: Transamerica Life Insurance Company (42.54%); Transamerica Occidental Life Insurance Company (21.38%); Monumental Life Insurance Company (20.54%); Life Investors Insurance Company of America (15.54%)

Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company
AEGON Direct Marketing Services e Corretora de Seguros de Vida Ltda.	Brazil	749,000 quotes shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International N.V.	Brokerage company
AEGON N.V.	Netherlands	22.238% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies
AEGON U.S. Corporation	Iowa	AEGON U.S. Holding Corporation owns 12,962 shares; AEGON USA, Inc. owns 3,238 shares	Holding company

AEGON U.S. Holding Corporation	Delaware	1056 shares of Common Stock owned by Transamerica Corp.; 225 shares of Series A Voting Preferred Stock owned by Transamerica Corporation	Holding company
AEGON USA Investment Management, LLC	Iowa	100% AEGON USA, Inc.	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, Inc.	Iowa	100% AUSA Holding Co,	Administrative and investment services
AEGON USA Travel and Conference Services LLC	Iowa	100% Money Services, Inc.	Travel and conference services
AEGON USA, Inc.	Iowa

10 shares Series A Preferred Stock owned by AEGON U.S Holding Corporation; 150,000 shares of Class B Non-Voting Stock owned by AEGON U.S. Corporation; 120 shares Voting Common Stock owned by AEGON U.S Corporation

Holding company
AEGON/Transamerica Series Trust	Delaware	100% AEGON/Transamerica Fund Advisors, Inc.	Mutual fund
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Fifteen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Five LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate
American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company
Ampac, Inc.	Texas	100% Academy Insurance Group, Inc.	Managing general agent
Apple Partners of Iowa LLC	Iowa	Member: Monumental Life Insurance Company	Hold title on Trustee’s Deeds on secured property

ARC Reinsurance Corporation	Hawaii	100% Transamerica Corp,	Property & Casualty Insurance
ARV Pacific Villas, A California Limited Partnership	California	General Partners - Transamerica Affordable Housing, Inc. (0.5%); Non-Affiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner: TOLIC (99%)	Property
Asia Investments Holdings, Limited	Hong Kong	99% TOLIC	Holding company
AUSA Holding Company	Maryland	100% AEGON USA, Inc.	Holding company
AUSACAN LP	Canada	General Partner - AUSA Holding Co. (1%); Limited Partner - First AUSA Life Insurance Company (99%)	Inter-company lending and general business
Bankers Financial Life Ins. Co.	Arizona	Class B Common stock is allocated 75% of total cumulative vote - AEGON USA, Inc. Class A Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
Bay Area Community Investments I, LLC	California	70% LIICA; 30% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated), Chen Jun	Insurance Agency

Canadian Premier Holdings Ltd.	Canada	100% AEGON DMS Holding B.V.	Holding company
Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
Capital General Development Corporation	Delaware	2.64 shares of common stock owned by AEGON USA, Inc.; 18.79 shares of common stock owned by Commonwealth General Corporation	Holding company
CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, Inc.	Special purpose
Clark/Bardes (Bermuda) Ltd.	Bermuda	100% Clark, Inc.	Insurance agency
Clark, Inc.	Delaware	100% AUSA Holding Company	Holding company
Clark Consulting, Inc.	Delaware	100% Clark, Inc.	Financial consulting firm
Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, Inc.	Registered investment advisor
Clark Securities, Inc.	California	100% Clark Consulting, Inc.	Broker-Dealer
COLI Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Inactive
Commonwealth General Corporation (“CGC”)	Delaware	AEGON U.S. Corporation owns 100 shares; AEGON USA, Inc. owns 5 shares	Holding company
Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Marketing of credit card protection membership services in Canada

Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company
CRC Creditor Resources Canadian Dealer Network Inc.	Canada	100% Creditor Resources, Inc.	Insurance agency
CRG Fiduciary Services, Inc.	California	100% Clark Consulting, Inc.	Inactive
CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency
Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance
CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Credit Group Services Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Systems, Inc.	Maryland	100% Creditor Resources, Inc.	Technology
Diversified Actuarial Services, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting
Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor
Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer
ECB Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Inactive

Edgewood IP, LLC	Iowa	100% TOLIC	Limited liability company
Executive Benefit Services, Inc.	California	100% Clark Consulting, Inc.	Inactive
FGH Eastern Region LLC	Delaware	100% FGH USA LLC	Real estate
FGH Realty Credit LLC	Delaware	100% FGH Eastern Region LLC	Real estate
FGH USA LLC	Delaware	100% RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate
FGP Burkewood, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Bush Terminal, Inc.	Delaware	100% FGH Realty Credit LLC	Real estate
FGP Franklin LLC.	Delaware	100% FGH USA LLC	Real estate
FGP Herald Center, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Heritage Square, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Islandia, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Merrick, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP West 32nd Street, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Street LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate
Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
Financial Resources Insurance Agency of Texas	Texas	100% owned by Dan Trivers, VP & Director of Operations of Transamerica Financial Advisors, Inc., to comply with Texas insurance law	Retail sale of securities products
First FGP LLC	Delaware	100% FGH USA LLC	Real estate
Flashdance, LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production
Fourth & Market Funding, LLC	Delaware	100% Commonwealth General Corporation	Investments
Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Garnet Assurance Corporation	Kentucky	100% Life Investors Insurance Company of America	Investments
Garnet Assurance Corporation II	Iowa	100% Monumental Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments I, LLC	Delaware	100% Life Investors Insurance Company of America	Securities
Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities
Garnet Community Investments III, LLC	Delaware	100% Transamerica Occidental Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet LIHTC Fund I, LLC	Delaware	Members: Garnet Community Investments I, LLC (0.01%); Goldenrod Asset Management, Inc.--a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	100% Garnet Community Investments XI, LLC	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); Washington Mutual Bank (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Washington Mutual Bank, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate (68.10%); Norlease, Inc., a non-AEGON affiliate (31.89%)	Investments

Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XVII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Gemini Investments, Inc.	Delaware	100% TLIC	Investment subsidiary
Global Preferred Re Limited	Bermuda	100% GPRE Acquisition Corp.	Reinsurance
Global Premier Reinsurance Company, Ltd.	British Virgin	100% Commonwealth General Corporation	Reinsurance company
GPRE Acquisition Corp.	Delaware	100% AEGON N.V.	Acquisition company
Hott Feet Development LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production
In the Pocket LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production

Innergy Lending, LLC	Delaware	50% World Financial Group, Inc.; 50% ComUnity Lending, Inc.(non-AEGON entity)	Lending
InterSecurities, Inc.	Delaware	100% AUSA Holding Co.	Broker-Dealer
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Leases business equipment
Iowa Fidelity Life Insurance Co.	Arizona	Ordinary common stock is allowed 60% of total cumulative vote - AEGON USA, Inc. Participating common stock (100% owned by non-AEGON shareholders) is allowed 40% of total cumulative vote.	Insurance
JMH Operating Company, Inc.	Mississippi	100% Monumental Life Insurance Company	Real estate holdings
Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
Life Investors Alliance, LLC	Delaware	100% LIICA	Purchase, own, and hold the equity interest of other entities
Life Investors Financial Group, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
Life Investors Insurance Company of America	Iowa	679,802 shares Common Stock owned by AEGON USA, Inc.; 504,033 shares Series A Preferred Stock owned by AEGON USA, Inc.	Insurance
LIICA Holdings, LLC	Delaware	Sole Member: Life Investors Insurance Company of America	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company

LIICA Re II, Inc.	Vermont	100% Life Investors Insurance Company of America	Captive insurance company
Massachusetts Fidelity Trust Co.	Iowa	100% AUSA Holding Co.	Trust company
Merrill Lynch Life Insurance Company	Arkansas	100% AEGON USA, Inc.	Insurance company
ML Life Insurance Company of New York	New York	100% AEGON USA, Inc.	Insurance company
Money Concepts (Canada) Limited	Canada	100% National Financial Corporation	Financial services, marketing and distribution
Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies
Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management services to unaffiliated third party administrator
Monumental General Insurance Group, Inc.	Maryland	100% AUSA Holding Co.	Holding company
Monumental Life Insurance Company	Iowa	99.72% Capital General Development Corporation; .28% Commonwealth General Corporation	Insurance Company
nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services
National Financial Corporation	Canada	100% AEGON Canada, Inc.	Holding company

National Financial Insurance Agency, Inc.	Canada	100% 1488207 Ontario Limited	Insurance agency
NEF Investment Company	California	100% TOLIC	Real estate development
New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity
Penco, Inc.	Ohio	100% AUSA Holding Company	Record keeping
Pensaprima, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
Peoples Benefit Services, Inc.	Pennsylvania	100% Stonebridge Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Premier Solutions Group, Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Primus Guaranty, Ltd.	Bermuda

Partners are: Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON: XL Capital, Ltd. (34.7%); CalPERS/PCG Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.

Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
Prisma Holdings, Inc. I	Delaware	100% AUSA Holding Co.	Holding company
Prisma Holdings, Inc. II	Delaware	100% AUSA Holding Co.	Holding company

Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corp.	Property & Casualty Insurance
Quantitative Data Solutions, LLC	Delaware	100% TOLIC	Special purpose corporation
RCC North America LLC	Delaware	100% AEGON USA, Inc.	Real estate
Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: 38.356% Transamerica Life Insurance Co.; 34.247% TOLIC; 18.356% LIICA; 6.301% Monumental Life Insurance Co.; 2.74% Transamerica Financial Life Insurance Co.	Real estate alternatives investment
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members: 59.5% Transamerica Life Insurance Co.; 30.75% TOLIC; 22.25%; Transamerica Financial Life Insurance Co.; 2.25% Stonebridge Life Insurance Co.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware

Members: 30.4% Transamerica Life Insurance Company.; 23% Transamerica Occidental Life Insurance Company; 1% Stonebridge Life Insurance Company; 11% Life Investors Insurance Company of America; 19% Monumental Life Insurance Company

Real estate alternatives investment

Real Estate Alternatives Portfolio 3A, Inc.	Delaware

33.4% owned by Life Investors Insurance Company of America; 10% owned by Transamerica Occidental Life Insurance Company; 41.4% owned by Monumental Life Insurance Company; 9.4% owned by Transamerica Financial Life Insurance Company; 1% owned by Stonebridge Life Insurance Company

Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware

34% owned by Transamerica Life Insurance Company; 30% owned by Transamerica Occidental Life Insurance Company; 32% owned by Monumental Life Insurance Company; 4% owned by Transamerica Financial Life Insurance Company

Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware

34% owned by Transamerica Life Insurance Company; 30% owned by Transamerica Occidental Life Insurance Company; 32% owned by Monumental Life Insurance Company; 4% owned by Transamerica Financial Life Insurance Company

Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 5 NR, LLC	Delaware	Manager: AEGON USA Realty Advisors, Inc.	Real estate investments
Real Estate Alternatives Portfolio 5 RE, LLC	Delaware	Manager: AEGON USA Realty Advisors, Inc.	Real estate investments
Realty Information Systems, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Information Systems for real estate investment management

Retirement Project Oakmont	CA

General Partners: Transamerica International Holdings, Inc. ; TOLIC; Transamerica Oakmont Retirement Associates, a CA limited partnership. Co-General Partners of Transamerica Oakmont Retirement Associates are Transamerica Oakmont Corp. and Transamerica Products I (Administrative General Partner).

Senior living apartment complex
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
Second FGP LLC	Delaware	100% FGH USA LLC	Real estate
Selient Inc.	Canada	100% Canadian Premier Holdings Ltd.	Application service provider providing loan origination platforms to Canadian credit unions.
Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Holding company
Southwest Equity Life Ins. Co.	Arizona	Voting common stock is allocated 75% of total cumulative vote - AEGON USA, Inc. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan

Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, Inc.	Insurance company
Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation
Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company
Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company
Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
TA Air XI, Corp.	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
TAH-MCD IV, LLC	Iowa	100% Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership
TBK Insurance Agency of Ohio, Inc.	Ohio	500 shares non-voting common stock owned by Transamerica Financial Advisors, Inc.; 1 share voting common stock owned by James Krost	Variable insurance contract sales in state of Ohio
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

TCFC Employment, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Used for payroll for employees at TFC
The AEGON Trust Advisory Board: Donald J. Shepard, Joseph B.M. Streppel, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	AEGON International B.V.	Voting Trust
The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate
TIHI Mexico, S. de R.L. de C.V.	Mexico	95% TIHI; 5% TOLIC

To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them

Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable Housing, Inc.	California	100% TRS	General partner LHTC Partnership
Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements
Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%	Fund advisor
Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer

Transamerica Commercial Finance Corporation, I	Delaware	100% TFC	Holding company
Transamerica Consultora Y Servicios Limitada	Chile	95% TOLIC; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation (Oregon)	Oregon	100% Transamerica Corp.	Holding company
Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company
Transamerica Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica Direct Marketing Group-Mexico Servicios S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
Transamerica Direct Marketing Services Korea Ltd.	Korea	99% AEGON DMS Holding B.V.: 1% AEGON International B.V.	Marketing company
Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation (“TFC”)	Delaware	100% Transamerica Corp.	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	100% Transamerica International Holdings, Inc.	Broker/dealer

Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, Inc.; 12.60% TOLIC	Insurance
Transamerica Financial Resources Insurance Agency of Alabama, Inc.	Alabama	100% Transamerica Financial Advisors, Inc.	Insurance agent & broker
Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company
Transamerica Home Loan	California	100% Transamerica Finance Corporation	Consumer mortgages
Transamerica IDEX Mutual Funds	Delaware	100% InterSecurities, Inc.	Mutual fund
Transamerica Income Shares, Inc.	Maryland	100% AEGON/Transamerica Fund Advisers, Inc.	Mutual fund
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Group, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverage
Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, Inc.	Investments

Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, Inc.	Reinsurance
Transamerica Investment Management, LLC	Delaware	80% Transamerica Investment Services, Inc. as Original Member; 20% owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Investment advisor
Transamerica Investment Services, Inc. (“TISI”)	Delaware	100% Transamerica Corp.	Holding company
Transamerica Investors, Inc.	Maryland	100% Transamerica Investment Management, LLC	Advisor
Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Occidental Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance
Transamerica Life Canada	Canada	AEGON Canada Inc. owns 9,600,000 shares of common stock; AEGON International N.V. owns 3,568,941 shares of common stock and 184,000 shares of Series IV Preferred stock.	Life insurance company
Transamerica Life Insurance Company	Iowa	316,955 shares Common Stock owned by Transamerica Occidental Life Insurance Company; 87,755 shares Series B Preferred Stock owned by AEGON USA, Inc.	Insurance
Transamerica Life Solutions, LLC	Delaware	Investors Warranty of America, Inc. - sole member

Provision of marketing, training, educational, and support services to life insurance professionals relating to the secondary market for life insurance, primarily through its affiliation with LexNet, LP, a life settlements marketplace.

Transamerica Minerals Company	California	100% TRS	Owner and lessor of oil and gas properties
Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties
Transamerica Oakmont Retirement Associates	California	Co-General Partners are Transamerica Oakmont Corporation and Transamerica Products I (Administrative General Partner)	Senior living apartments
Transamerica Occidental Life Insurance Company (“TOLIC”)	Iowa	1,104,117 shares Common Stock owned by Transamerica International Holdings, Inc.; 1,103,466 shares of Preferred Stock owned by Transamerica Corporation	Life Insurance
Transamerica Occidental's Separate Account Fund C	California	100% TOLIC	Mutual fund
Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Transamerica Corp.	Life insurance
Transamerica Pyramid Properties LLC	Iowa	100% TOLIC	Realty limited liability company
Transamerica Re Consultoria em Seguros e Servicos Ltda	Brazil	95% TOLIC; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting
Transamerica Realty Investment Properties LLC	Delaware	100% TOLIC	Realty limited liability company
Transamerica Realty Services, LLC (“TRS”)	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate investments
Transamerica Retirement Management, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life Insurance and underwriting services

Transamerica Securities Sales Corporation	Maryland	100% Transamerica International Holdings, Inc.	Broker/Dealer
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Trailer Leasing AG	Switzerland	100% Transamerica Leasing Holdings, Inc.	Leasing
Transamerica Trailer Leasing Sp. Z.O.O.	Poland	100% Transamerica Leasing Holdings, Inc.	Leasing
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
Unicom Administrative Services, Inc.	Pennsylvania	100% Academy Insurance Group, Inc.	Provider of administrative services
United Financial Services, Inc.	Maryland	100% AEGON USA, Inc.	General agency
Universal Benefits Corporation	Iowa	100% AUSA Holding Co.	Third party administrator
USA Administration Services, Inc.	Kansas	100% TOLIC	Third party administrator
Valley Forge Associates, Inc.	Pennsylvania	100% Commonwealth General Corporation	Furniture & equipment lessor
Westcap Investors, LLC	Delaware	100% Transamerica Investment Management, LLC	Inactive
Westcap Investors Series Fund, LLC	Delaware	Transamerica Investment Management, LLC is the Managing Member	This Series Fund is an unregistered investments vehicle for Transamerica Investment Management, LLC (former Westcap Investors, LLC) clients are Members

Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, Inc.	Insurance
Westport Strategies, LLC	Delaware	AUSA Holding Company - sole Member

Provide administrative and support services, including but not limited to plan consulting, design and administration in connection with retail insurance brokerage business as carried on by producers related to corporate-owned or trust-owned life insurance policies

WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing
WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Reinsurance Limited	Bermuda	100% World Financial Group, Inc.	Reinsurance
WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Holding Company of Canada Inc.	Canada	100% TIHI	Holding company

World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-dealer
Zahorik Company, Inc.	California	100% AUSA Holding Co.	Inactive
Zero Beta Fund, LLC	Delaware	Manager: AEGON USA Investment Management, LLC	Aggregating vehicle formed to hold various fund investments.

Item 29.	Indemnification

Provisions exist under the Ohio General Corporation Law, the Second Amended Articles of Incorporation of Western Reserve and the Amended Code of Regulations of Western Reserve whereby Western Reserve may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

Ohio General Corporation Law

Section 1701.13 Authority of corporation.

(E)(1) A corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

(2)      A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any of the following:

(a)      Any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

(b)      Any action or suit in which the only liability asserted against a director is pursuant to section 1701.95 of the Revised Code.

(3)      To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

(4)      Any indemnification under divisions (E)(1) and (2) of this section, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (E)(1) and (2) of this section. Such determination shall be made as follows:

(a)      By a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

(b)      If the quorum described in division (E)(4)(a) of this section is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years;

(c)	By the shareholders;

(d)      By the court of common pleas or the court in which such action, suit, or proceeding was brought.

Any determination made by the disinterested directors under division (E)(4)(a) or by independent legal counsel under division (E)(4)(b) of this section shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under division (E)(2) of this section, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

(5)(a) Unless at the time of a director's act or omission that is the subject of an action, suit or proceeding referred to in divisions (E)(1) and (2) of this section, the articles or the regulations of a corporation state by specific reference to this division that the provisions of this division do not apply to the corporation and unless the only liability asserted against a director in an action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section is pursuant to section 1701.95 of the Revised Code, expenses, including attorney's fees, incurred by a director in defending the action, suit, or proceeding shall be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director in which he agrees to do both of the following:

(i) Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation;

(ii) Reasonably cooperate with the corporation concerning the action, suit, or proceeding.

(b)      Expenses, including attorneys' fees incurred by a director, trustee, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, may be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, if it ultimately is determined that he is entitled to be indemnified by the corporation.

(6)      The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

(7)      A corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance on behalf of or for any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

(8)      The authority of a corporation to indemnify persons pursuant to divisions (E)(1) and (2) of this section does not limit the payment of expenses as they are incurred, indemnification, insurance, or other protection that may be provided pursuant to divisions (E)(5), (6), and (7) of this section. Divisions (E)(1) and (2) of this section do not create any obligation to repay or return payments made by the corporation pursuant to divisions (E)(5), (6), or (7).

(9)      As used in this division, references to "corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

Second Amended Articles of Incorporation of Western Reserve

ARTICLE EIGHTH

EIGHTH: (1) The corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contender or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

(2)        The corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper.

(3)        To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections (1) and (2) of this article, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

(4)        Any indemnification under sections (1) and (2) of this article, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in sections (1) and (2) of this article. Such determination shall be made (a) by a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding, or (b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years, or (c) by the shareholders, or (d) by the court of common pleas or the court in which such action, suit, or proceeding was brought. Any determination made by the disinterested directors under section (4)(a) or by independent legal counsel under section (4)(b) of this article shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under section (2) of this article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

(5)        Expenses, including attorneys' fees incurred in defending any action, suit, or proceeding referred to in sections (1) and (2) of this article, may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of a written undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this article. If a majority vote of a quorum of disinterested directors so directs by resolution, said written undertaking need not be submitted to the corporation. Such a determination that a written undertaking need not be submitted to the corporation shall in no way affect the entitlement of indemnification as authorized by this article.

(6)        The indemnification provided by this article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

(7)        The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

(8)        As used in this section, references to "the corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise shall stand in the same position under this article with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

(9)         The foregoing provisions of this article do not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of this corporation. The corporation may indemnify such named fiduciaries of its employee benefit plans against all costs and expenses, judgments, fines, settlements or other amounts actually and reasonably incurred by or imposed upon said named fiduciary in connection with or arising out of any claim, demand, action, suit or proceeding in which the named fiduciary may be made a party by reason of being or having been a named fiduciary, to the same extent it indemnifies an agent of the corporation. To the extent that the corporation does not have the direct legal power to indemnify, the corporation may contract with the named fiduciaries of its employee benefit plans to indemnify them to the same extent as noted above. The corporation may purchase and maintain insurance on behalf of such named fiduciary covering any liability to the same extent that it contracts to indemnify.

Amended Code of Regulations of Western Reserve

ARTICLE V

Indemnification of Directors and Officers

Each Director, officer and member of a committee of this Corporation, and any person who may have served at the request of this Corporation as a Director, officer or member of a committee of any other corporation in which this Corporation owns shares of capital stock or of which this Corporation is a creditor (and his heirs, executors and administrators) shall be indemnified by the Corporation against all expenses, costs, judgments, decrees, fines or penalties as provided by, and to the extent allowed by, Article Eighth of the Corporation's Articles of Incorporation, as amended.

Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Western Reserve pursuant to the foregoing provisions or otherwise, Western Reserve has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Western Reserve of expenses incurred or paid by a director, officer or controlling person of Western Reserve in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Western Reserve will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriter

(a)	Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Life Insurance Company – Separate Accounts: The Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA W, Separate Account VA X, Separate Account VA Y; Separate Account VA Z, Separate Account VA EE, Separate Account VA-1, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Transamerica Corporate Separate Account Sixteen, Separate Account VL A and Separate Account VUL A.

Transamerica Financial Life Insurance Company – Separate Accounts: Separate Account VA BNY, Separate Account VA GNY, Separate Account VA HNY, Separate Account VA QNY, Separate Account VA WNY, Separate Account VA YNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account.

Western Reserve Life Assurance Co. of Ohio – Separate Accounts: Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B.

Transamerica Occidental Life Insurance Company – Separate Accounts: Separate Account VA-2L, Separate Account VA-5, and Transamerica Occidental Life Separate Account VUL-3.

Monumental Life Insurance Company – Separate Accounts: Separate Account VA BB, Separate Account VA CC, Separate Account VA WM, and Separate Account VL E.

Merrill Lynch Life Insurance Company – Separate Accounts: Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II.

ML Life Insurance Company of New York – Separate Accounts: ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds and Transamerica Investors, Inc.

(b)	Directors and Officers of Transamerica Capital, Inc.:
Name	Principal Business Address	Position and Offices with Underwriter
Robert R. Frederick	(1)	Chief Operations Officer, President and Director
John T. Mallett	(1)	Director
Mark W. Mullin	(1)	Director
Lon J. Olejniczak	(1)	Chief Executive Officer and Director
Michael W. Brandsma	(2)	Executive Vice President and Chief Financial Officer
David R. Paulsen	(2)	Executive Vice President
Michael G. Petko	(2)	Executive Vice President
Anne M. Spaes	(3)	Executive Vice President and Chief Marketing Officer
Frank A. Camp	(1)	Secretary
Amy J. Boyle	(4)	Assistant Vice President
John W. Fischer	(4)	Assistant Vice President
Clifton W. Flenniken, III	(5)	Assistant Vice President
Dennis P. Gallagher	(4)	Assistant Vice President
Linda S. Gilmer	(1)	Vice President
Karen D. Heburn	(4)	Vice President
Kyle A. Keelan	(4)	Assistant Vice President
Christy Post-Rissin	(4)	Assistant Vice President
Brenda L. Smith	(4)	Assistant Vice President
Darin D. Smith	(1)	Assistant Vice President
Arthur D. Woods	(4)	Assistant Vice President
Tamara D. Barkdoll	(2)	Assistant Secretary
Erin K. Burke	(1)	Assistant Secretary
Jeffrey Eng	(6)	Assistant Secretary

(1)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
(2)	4600 S Syracuse St, Suite 1100, Denver, CO 80237-2719
(3)	400 West Market Street, Louisville, KY 40202
(4)	570 Carillon Parkway, St. Petersburg, FL 33716
(5)	1111 North Charles Street, Baltimore, MD 21201
(6)	600 S. Hwy 169, Suite 1800, Minneapolis, MN 55426
(c)	Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions*	Compensation on Events Occasioning the Deduction of A Deferred Sales Load	Brokerage Commissions	Other Compensation
AFSG Securities Corporation(1)	0	0	0	0
Transamerica Capital, Inc.	0	0	0	0

(1)	Effective May 1, 2007, Transamerica Capital, Inc. replaced AFSG Securities Corporation as principal underwriter for the policies.

* TCI and AFSG pass through any commissions paid to them to the selling firms and do not retain any portion of such payments.

Item 31.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Western Reserve at

570 Carillon Parkway, St. Petersburg, Florida 33716, 4800 140th Avenue North, Clearwater, Florida 33762 or 12855 Starkey Road, Largo, Florida 33773.

Item 32.	Management Services

Not Applicable

Item 33.	Fee Representation

Western Reserve hereby represents that the fees and charges deducted under the WRL Benefactor, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Western Reserve.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Petersburg, State of Florida, on this 21st day of April, 2008.

WRL SERIES LIFE ACCOUNT G

(Registrant)

By:	*/

Tim L. Stonehocker, Chairman of the Board of Western Reserve Life Assurance Co. of Ohio

WESTERN RESERVE LIFE ASSURANCE

CO. OF OHIO

(Depositor)

By:	*/

Tim L. Stonehocker, Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

Chairman of the Board	April 21, 2008

Tim L. Stonehocker*/

Director and Chief Executive Officer	April 21, 2008

Charles T. Boswell */

Director and President	April 21, 2008
Brenda K. Clancy */

Vice President and	April 21, 2008
Eric J. Martin */	Corporate Controller

Director and Chief Financial	April 21, 2008
John R. Hunter */	Officer

Director, Senior Vice President and	April 21, 2008
Arthur C. Schneider */	Chief Tax Officer

*/	/s/ Arthur D. Woods
Signed by Arthur D. Woods
As Attorney in Fact pursuant to the Powers of Attorney filed herewith

Exhibit Index

Exhibit	Description
No.	of Exhibit

26(k)                      Opinion and Consent of Arthur D. Woods, Esq. as to the Legality of the Securities Being Registered

26(l)	Opinion and Consent of Lorne Schinbein as to Actuarial Matters Pertaining to the Securities Being Registered

26(n)(i)	Written Consent of Paul Standish, Esq.

26(n)(ii)	Written Consent of Sutherland Asbill & Brennan LLP

26(n)(iii)	Written Consent of Ernst & Young LLP

26(r)	Powers of Attorney